As filed with the Securities and Exchange Commission on March 5, 2020

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23237

TRANSAMERICA ETF TRUST

(Exact Name of Registrant as Specified in Charter)

1801 California St., Suite 5200, Denver, CO 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: 1-888-316-8077

Rhonda A. Mills, Esq., 1801 California St., Suite 5200, Denver, CO 80202

(Name and Address of Agent for Service)

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Item 1:	Report(s) to Shareholders.

The Annual Report is attached.

TRANSAMERICA ETF TRUST

ANNUAL REPORT

DECEMBER 31, 2019

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the funds intend to no longer mail paper copies of the funds’ shareholder reports unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically anytime by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Transamerica funds held in your account.

Customer Service: 1-888-316-8077

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Foreside Fund Services, LLC

www.deltashares.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

Transamerica ETF Trust	Annual Report 2019

Dear Shareholder,

On behalf of Transamerica DeltaShares®, we would like to thank you for your support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report provides certain information about the investments and performance of your Exchange Traded Fund(s) (“ETFs”) during the fiscal year. The Securities and Exchange Commission currently requires that annual and semi-annual reports be sent to all shareholders. This report covers the 12-month period ended December 31, 2019.

We believe it is important to understand market conditions over the fiscal year ended December 31, 2019, to provide a context for reading this report. As the year began, markets had reacted negatively to steadily rising interest rates and the fear that the U.S. Federal Reserve (“Fed”) was possibly on the verge of a major monetary policy error, that of raising rates into a slowing economy. The S&P 500® had declined by approximately 20% from its September 2018 high and credit spreads increased considerably as well. This negative sentiment had also extended into the international markets where both developed and emerging markets had suffered losses in excess of U.S. equities. While the ongoing U.S./China trade dispute shared some of the blame for investor angst going into 2019, most eyes were squarely on the Fed and what the path of interest rates might be for the new year. As the calendar turned to 2019, however, the Fed moderated its tone to one of patience, signaling that further rate hikes were likely off the table for the time being. U.S. equity markets reacted favorably in response and approached all-time highs by late spring 2019.

U.S./China trade talks continued through the first few months of 2019 with little progress, and in May negotiations deteriorated as the U.S. announced a new round of tariffs. China immediately responded with tariffs of its own on U.S. exports. Equity markets initially declined on this news, however, the Fed responded to these renewed trade tensions by signaling it would “act as appropriate to sustain the expansion” which served to contain fears of an economic slowdown. The Fed then proceeded to cut the Fed Funds rate by 0.25% at three consecutive meetings from July through October, taking its policy rate down to a target range of 1.50%—1.75%. These represented the first interest rate cuts since the Fed had begun its tightening campaign in December of 2015, and global equity and credit markets responded favorably.

Markets finished the year strong as U.S./China trade relations improved and expectations of a stable growth economy combined with benign inflation and lower interest rates helped to emphasize optimism for the year ahead. While the manufacturing sector exhibited some weakness, consumer spending remained strong. Although the drama of impeachment and election uncertainties loomed over Washington, investors seem to have taken those non-market related developments in stride while focusing on the broader investment landscape featuring the lowest unemployment rate in fifty years, higher wages and the prospect of rising corporate earnings growth. The S&P 500®, NASDAQ and Dow Jones Industrial Average all closed the year near their highest levels ever.

For the 12-month period ended December 31, 2019, the S&P 500® Index returned 31.49% while the MSCI EAFE Index, representing international developed market equities, returned 22.66%. During the same period, the Bloomberg Barclays U.S. Aggregate Bond Index returned 8.72%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica ETF Trust

Tom Wald, CFA

Chief Investment Officer

Transamerica ETF Trust

Bloomberg Barclays U.S. Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500®: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica ETF Trust. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica ETF Trust. Investing involves risk, including potential loss of principal. The performance data presented represents past performance and does not guarantee future results. Indexes are unmanaged and an investor cannot invest directly in an index.

Disclosure of Expenses

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of fund shares; and (ii) ongoing costs, including management fees.

The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at July 1, 2019, and held for the entire six-month period until December 31, 2019.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your Fund titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other fund(s).

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period (B)	Ending Account Value	Expenses Paid During Period (B)	Total Expense Ratio (C) (D)
DeltaShares® S&P 400 Managed Risk ETF	$1,000.00	$1,042.60	$2.32	$1,022.90	$2.29	0.45%
DeltaShares® S&P 500 Managed Risk ETF	1,000.00	1,091.00	1.84	1,023.40	1.79	0.35
DeltaShares® S&P 600 Managed Risk ETF	1,000.00	1,049.40	2.32	1,022.90	2.29	0.45
DeltaShares® S&P EM 100 & Managed Risk ETF	1,000.00	1,060.10	3.12	1,022.20	3.06	0.60
DeltaShares® S&P International Managed Risk ETF	1,000.00	1,069.80	2.61	1,022.70	2.55	0.50

(A)	5% return per year before expenses.

(B)	Expenses are calculated using each Fund’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Funds invest. The total annual fund operating expenses, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica ETF Trust	Annual Report 2019

DeltaShares® S&P 400 Managed Risk ETF

(unaudited)

MARKET ENVIRONMENT

Stocks across the world posted positive returns in 2019. The S&P 500® also posted strong performance in 2019.

Global stock markets began the year on a positive note, with a snap recovery from the late December 2018 trough. This continued throughout January and shrugged off the longest government shutdown in U.S. history. Markets largely continued to rally through April, but gave up roughly half of their year-to-date gains in May. The loss was broad based, with domestic, international developed, and emerging markets all finishing the month sharply lower. However, the second quarter of 2019 finished on a higher note, with May losses closely mirrored by June gains, to complete a low volatility V-shaped quarter.

Domestic equity returns remained in positive territory in July with the S&P 500® hitting the 3,000 price level for the first time in history. In contrast, both developed and emerging market equities fluctuated between positive and negative territory, ending the month with losses. Equity volatility picked up in August, but remained somewhat moderate. During this time, bond markets rallied around the globe. While the U.S. Federal Reserve (“Fed”) had merely paused rate hikes for the first half of the year, the Fed commenced the first of three consecutive cuts in August. Volatility then subsided, and experienced further declines, boosted by the “Phase One Trade Deal” announced in December as markets rallied through the year-end.

PERFORMANCE OVERVIEW

For the year ended December 31, 2019, the DeltaShares® S&P 400 Managed Risk ETF (NAV) returned 13.95%. By comparison, the S&P 400® Managed Risk 2.0 Index, (the “Underlying Index”) returned 14.50% and the S&P MidCap 400® Index returned 26.20%.

The Fund’s performance reflects annual operating expenses of the Fund, including management fees, brokerage expenses, and other fees and expenses. Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

STRATEGY REVIEW

The DeltaShares® S&P 400 Managed Risk ETF (the “Fund”) seeks to track the investment results, before fees and expenses, of the Underlying Index.

The Fund seeks to achieve this investment objective by holding a portfolio of securities that are included in the Underlying Index, including common stocks, U.S. Treasury bonds, and/or cash. The Underlying Index is designed to simulate, through a rules-based methodology, a dynamic portfolio with the aim of both managing the volatility of the Underlying Index and limiting losses from the Underlying Index’s equity exposure due to severe sustained market declines. The Underlying Index seeks to achieve these objectives by allocating weightings among the S&P MidCap 400® Index, the S&P U.S. Treasury Bond Current 5-Year Index, and the S&P U.S. Treasury Bill 0-3 Month Index. The Fund may also use derivatives in an effort to gain exposure to underlying securities and markets in a more efficient manner, to optimize the execution processes and costs for portfolio transitions or for tax management purposes. Under normal circumstances, the Fund uses a replication strategy and generally expects to invest in substantially all of the securities in the Underlying Index.

During the 12-month period ended December 31, 2019, the largest contributors to the Fund’s absolute total return were equities within the information technology, industrials, and financials sectors. The largest detractors were equities within the energy sector.

During the fiscal year, the Fund used derivatives. These positions added to performance.

Blake Graves, CFA

Charles Lowery, CFA

Louis Ng

Co-Portfolio Managers

Milliman Financial Risk Management LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	98.7%
Other Investment Company	9.0
Short-Term Investment Company	1.0
Net Other Assets (Liabilities) ^	(8.7)
Total	100.0%

Current	and future portfolio holdings are subject to change and risk.
^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica ETF Trust	Annual Report 2019

DeltaShares® S&P 400 Managed Risk ETF

(unaudited)

Performance as of December 31, 2019
	Average Annual Total Returns		Cumulative Total Returns		Inception Date
	1 Year	10 Year or Since Inception	1 Year	10 Year or Since Inception
Fund NAV	13.95%	4.86%	13.95%	12.19%	07/31/2017
Fund Market	13.85%	4.78%	13.85%	11.98%	07/31/2017
S&P MidCap 400® Index (A)	26.20%	8.51%	26.20%	21.88%
S&P 400® Managed Risk 2.0 Index (A)(B)(C)(D)	14.50%	5.39%	14.50%	13.56%

(A) The S&P MidCap 400® Index is a market-capitalization weighted index of 400 mid-size U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The S&P MidCap 400® Managed Risk 2.0 Index is comprised of weightings amongst the S&P MidCap 400® Index, the S&P U.S. Treasury Bond Current 5-Year Index, and the S&P U.S. Treasury Bill 0-3 Month Index. The S&P MidCap 400® Managed Risk 2.0 Index rebalances on a daily basis.

(C) The S&P U.S. Treasury Bond Current 5-Year Index is a one-security index comprising the most recently issued 5-year U.S. Treasury note or bond.

(D) The S&P U.S. Treasury Bill 0-3 Month Index is designed to measure the performance of U.S. Treasury bills maturing in 0 to 3 months.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception calculation is based on the previous 10 years or since the inception date, whichever is more recent. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, a Fund’s performance is negatively impacted by these deductions. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. The Fund’s investment return and net asset value will fluctuate. Investors’ shares when sold may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.deltashares.com for performance data current to the most recent month end. Fund performance is net of investment fees and Fund expenses.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Fund shares are bought and sold at Market Price, not Net Asset Value (“NAV”), and are not individually redeemed from the fund. Net Asset Value is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in the portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated.

Exchange-Traded Funds (ETFs) are subject to market risk, including the loss of principal. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Shares of DeltaShares® ETFs may be bought and sold throughout the day on the exchange through any brokerage account. Buying and selling shares of ETFs will result in brokerage commissions. Diversification and asset allocation may not protect against market risk or loss of principal. Investing involves risk, including the possible loss of principal. There is no guarantee the investment objective will be achieved. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. The market prices of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. The principal risks include risks related to: Equity securities, index tracking, leveraging, derivatives such as futures, forwards, swaps, options, and investing in underlying exchange-traded funds. The use of derivatives may produce disproportionate gains or losses, may increase costs, and amplify risks.

Transamerica ETF Trust	Annual Report 2019

DeltaShares® S&P 400 Managed Risk ETF

SCHEDULE OF INVESTMENTS

At December 31, 2019

	Shares	Value
COMMON STOCKS - 98.7%
Aerospace & Defense - 1.5%
Axon Enterprise, Inc. (A) (B)	3,137	$ 229,879
Curtiss-Wright Corp.	2,256	317,848
Mercury Systems, Inc. (A)	2,936	202,907
Teledyne Technologies, Inc. (A)	1,928	668,129

		1,418,763

Air Freight & Logistics - 0.4%
XPO Logistics, Inc. (A)	4,879	388,856

Airlines - 0.3%
JetBlue Airways Corp. (A)	15,260	285,667

Auto Components - 1.4%
Adient PLC (A)	4,601	97,771
Dana, Inc.	7,608	138,466
Delphi Technologies PLC	4,550	58,376
Gentex Corp.	13,372	387,520
Goodyear Tire & Rubber Co.	12,293	191,218
Lear Corp.	2,909	399,115
Visteon Corp. (A)	1,478	127,980

		1,400,446

Automobiles - 0.2%
Thor Industries, Inc. (B)	2,918	216,778

Banks - 7.2%
Associated Banc-Corp.	8,423	185,643
BancorpSouth Bank	5,072	159,312
Bank of Hawaii Corp. (B)	2,129	202,596
Bank OZK	6,390	194,927
Cathay General Bancorp	4,003	152,314
Commerce Bancshares, Inc. (B)	5,482	372,447
Cullen/Frost Bankers, Inc.	3,009	294,220
East West Bancorp, Inc.	7,697	374,844
First Financial Bankshares, Inc.	7,181	252,053
First Horizon National Corp.	16,448	272,379
FNB Corp.	17,175	218,123
Fulton Financial Corp.	8,675	151,205
Hancock Whitney Corp.	4,610	202,287
Home BancShares, Inc.	8,201	161,232
International Bancshares Corp.	3,033	130,631
PacWest Bancorp	6,334	242,402
Pinnacle Financial Partners, Inc.	3,804	243,456
Prosperity Bancshares, Inc.	4,990	358,731
Signature Bank	2,854	389,885
Sterling Bancorp	10,680	225,134
Synovus Financial Corp.	7,746	303,643
TCF Financial Corp.	8,109	379,501
Texas Capital Bancshares, Inc. (A)	2,660	151,008
Trustmark Corp.	3,397	117,231
UMB Financial Corp.	2,284	156,774
Umpqua Holdings Corp.	11,640	206,028
United Bankshares, Inc.	5,367	207,488
Valley National Bancorp	20,704	237,061
Webster Financial Corp.	4,865	259,596
Wintrust Financial Corp.	3,017	213,905

		7,016,056

Beverages - 0.2%
Boston Beer Co., Inc., Class A (A)	487	184,013

Biotechnology - 0.9%
Arrowhead Pharmaceuticals, Inc. (A)	5,291	335,608

	Shares	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Exelixis, Inc. (A)	16,061	$ 282,995
Ligand Pharmaceuticals, Inc. (A) (B)	928	96,781
United Therapeutics Corp. (A)	2,319	204,258

		919,642

Building Products - 1.2%
Lennox International, Inc.	1,853	452,076
Owens Corning	5,750	374,440
Resideo Technologies, Inc. (A)	6,492	77,450
Trex Co., Inc. (A)	3,084	277,190

		1,181,156

Capital Markets - 2.6%
Affiliated Managers Group, Inc.	2,604	220,663
Eaton Vance Corp.	5,981	279,253
Evercore, Inc., Class A	2,066	154,454
FactSet Research Systems, Inc. (B)	2,006	538,210
Federated Investors, Inc., Class B	5,078	165,492
Interactive Brokers Group, Inc., Class A	4,057	189,137
Janus Henderson Group PLC	8,225	201,101
Legg Mason, Inc.	4,313	154,880
SEI Investments Co.	6,672	436,883
Stifel Financial Corp.	3,614	219,189

		2,559,262

Chemicals - 2.5%
Ashland Global Holdings, Inc.	3,184	243,672
Cabot Corp.	3,012	143,130
Chemours Co. (B)	8,642	156,334
Ingevity Corp. (A)	2,211	193,197
Minerals Technologies, Inc.	1,842	106,154
NewMarket Corp.	390	189,743
Olin Corp.	8,440	145,590
PolyOne Corp.	4,066	149,588
RPM International, Inc.	6,855	526,190
Scotts Miracle-Gro Co.	2,094	222,341
Sensient Technologies Corp.	2,237	147,843
Valvoline, Inc.	9,958	213,201

		2,436,983

Commercial Services & Supplies - 1.9%
Brink’s Co.	2,644	239,758
Clean Harbors, Inc. (A)	2,714	232,725
Deluxe Corp.	2,225	111,072
Healthcare Services Group, Inc.	3,918	95,286
Herman Miller, Inc.	3,122	130,031
HNI Corp.	2,264	84,809
KAR Auction Services, Inc. (B)	6,807	148,325
MSA Safety, Inc.	1,884	238,062
Stericycle, Inc. (A) (B)	4,817	307,373
Tetra Tech, Inc.	2,885	248,572

		1,836,013

Communications Equipment - 1.1%
Ciena Corp. (A)	8,177	349,076
InterDigital, Inc.	1,646	89,691
Lumentum Holdings, Inc. (A)	4,081	323,623
NetScout Systems, Inc. (A)	3,481	83,788
ViaSat, Inc. (A)	3,048	223,098

		1,069,276

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2019

DeltaShares® S&P 400 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Construction & Engineering - 1.2%
AECOM (A)	8,303	$ 358,108
Dycom Industries, Inc. (A)	1,666	78,552
EMCOR Group, Inc.	2,968	256,138
Fluor Corp.	7,409	139,882
MasTec, Inc. (A)	3,187	204,478
Valmont Industries, Inc.	1,138	170,450

		1,207,608

Construction Materials - 0.2%
Eagle Materials, Inc.	2,201	199,543

Consumer Finance - 0.6%
FirstCash, Inc.	2,256	181,901
Green Dot Corp., Class A (A)	2,504	58,343
Navient Corp.	10,282	140,658
SLM Corp.	22,315	198,827

		579,729

Containers & Packaging - 1.0%
AptarGroup, Inc.	3,379	390,680
Greif, Inc., Class A	1,388	61,350
O-I Glass, Inc.	8,226	98,136
Silgan Holdings, Inc.	4,099	127,397
Sonoco Products Co.	5,291	326,560

		1,004,123

Distributors - 0.5%
Pool Corp.	2,116	449,396

Diversified Consumer Services - 1.1%
Adtalem Global Education, Inc. (A)	2,854	99,804
Graham Holdings Co., Class B	230	146,968
Grand Canyon Education, Inc. (A)	2,549	244,169
Service Corp. International	9,662	444,742
WW International, Inc. (A)	2,455	93,805

		1,029,488

Diversified Financial Services - 0.3%
Jefferies Financial Group, Inc.	13,315	284,541

Electric Utilities - 1.5%
ALLETE, Inc.	2,731	221,675
Hawaiian Electric Industries, Inc.	5,760	269,914
IDACORP, Inc.	2,664	284,515
OGE Energy Corp.	10,581	470,537
PNM Resources, Inc.	4,210	213,489

		1,460,130

Electrical Equipment - 1.3%
Acuity Brands, Inc.	2,094	288,972
EnerSys	2,235	167,245
Hubbell, Inc.	2,875	424,983
nVent Electric PLC	8,226	210,421
Regal Beloit Corp.	2,164	185,260

		1,276,881

Electronic Equipment, Instruments & Components - 3.7%
Arrow Electronics, Inc. (A)	4,305	364,806
Avnet, Inc.	5,337	226,502
Belden, Inc.	2,042	112,310
Cognex Corp.	9,033	506,209
Coherent, Inc. (A)	1,277	212,429
II-VI, Inc. (A) (B)	4,610	155,219
Jabil, Inc.	7,343	303,486

	Shares	Value
COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components (continued)
Littelfuse, Inc.	1,288	$ 246,394
National Instruments Corp.	6,235	263,990
SYNNEX Corp.	2,160	278,208
Tech Data Corp. (A)	1,872	268,819
Trimble, Inc. (A)	13,169	549,016
Vishay Intertechnology, Inc.	6,996	148,945

		3,636,333

Energy Equipment & Services - 0.6%
Apergy Corp. (A)	4,094	138,295
Core Laboratories NV (B)	2,346	88,374
Patterson-UTI Energy, Inc.	10,283	107,971
Transocean, Ltd. (A) (B)	30,401	209,159

		543,799

Entertainment - 0.4%
Cinemark Holdings, Inc. (B)	5,635	190,745
World Wrestling Entertainment, Inc., Class A (B)	2,508	162,694

		353,439

Equity Real Estate Investment Trusts - 10.6%
Alexander & Baldwin, Inc.	3,590	75,246
American Campus Communities, Inc.	7,263	341,579
Brixmor Property Group, Inc.	15,744	340,228
Camden Property Trust	5,118	543,020
CoreCivic, Inc.	6,295	109,407
CoreSite Realty Corp.	1,992	223,343
Corporate Office Properties Trust	5,923	174,018
Cousins Properties, Inc.	7,758	319,630
CyrusOne, Inc.	5,984	391,533
Diversified Healthcare Trust REIT	12,575	106,133
Douglas Emmett, Inc.	8,713	382,501
EastGroup Properties, Inc.	2,030	269,320
EPR Properties	4,147	292,944
First Industrial Realty Trust, Inc.	6,710	278,532
GEO Group, Inc.	6,410	106,470
Healthcare Realty Trust, Inc.	7,069	235,893
Highwoods Properties, Inc.	5,484	268,222
JBG SMITH Properties	6,239	248,874
Kilroy Realty Corp.	5,155	432,505
Lamar Advertising Co., Class A	4,546	405,776
Liberty Property Trust	8,340	500,817
Life Storage, Inc.	2,466	267,018
Macerich Co. (B)	5,824	156,782
Mack-Cali Realty Corp.	4,787	110,723
Medical Properties Trust, Inc.	27,351	577,380
National Retail Properties, Inc.	9,072	486,441
Omega Healthcare Investors, Inc.	11,550	489,142
Park Hotels & Resorts, Inc.	12,654	327,359
Pebblebrook Hotel Trust (B)	6,905	185,123
PotlatchDeltic Corp.	3,553	153,738
PS Business Parks, Inc.	1,059	174,597
Rayonier, Inc.	6,835	223,915
Sabra Health Care, Inc.	10,239	218,500
Service Properties Trust	8,699	211,647
Spirit Realty Capital, Inc.	5,272	259,277
Tanger Factory Outlet Centers, Inc. (B)	4,910	72,324
Taubman Centers, Inc. (B)	3,236	100,607
Urban Edge Properties	6,087	116,749

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2019

DeltaShares® S&P 400 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (continued)
Weingarten Realty Investors	6,393	$ 199,717

		10,377,030

Food & Staples Retailing - 0.6%
BJ’S Wholesale Club Holdings, Inc. (A) (B)	6,458	146,855
Casey’s General Stores, Inc.	1,944	309,076
Sprouts Farmers Market, Inc. (A)	6,245	120,841

		576,772

Food Products - 1.7%
Flowers Foods, Inc.	10,174	221,183
Hain Celestial Group, Inc. (A) (B)	4,246	110,205
Ingredion, Inc.	3,529	328,021
Lancaster Colony Corp.	1,046	167,465
Pilgrim’s Pride Corp. (A)	2,770	90,621
Post Holdings, Inc. (A)	3,513	383,268
Sanderson Farms, Inc.	1,042	183,621
Tootsie Roll Industries, Inc. (B)	887	30,282
TreeHouse Foods, Inc. (A)	2,971	144,093

		1,658,759

Gas Utilities - 1.7%
National Fuel Gas Co. (B)	4,563	212,362
New Jersey Resources Corp.	5,048	224,989
ONE Gas, Inc.	2,788	260,873
Southwest Gas Holdings, Inc.	2,887	219,325
Spire, Inc.	2,695	224,521
UGI Corp.	11,048	498,928

		1,640,998

Health Care Equipment & Supplies - 3.3%
Avanos Medical, Inc. (A)	2,533	85,362
Cantel Medical Corp. (B)	1,980	140,382
Globus Medical, Inc., Class A (A)	4,069	239,583
Haemonetics Corp. (A)	2,679	307,817
Hill-Rom Holdings, Inc.	3,529	400,647
ICU Medical, Inc. (A)	1,016	190,114
Integra LifeSciences Holdings Corp. (A)	3,767	219,541
LivaNova PLC (A)	2,558	192,950
Masimo Corp. (A)	2,593	409,850
NuVasive, Inc. (A)	2,753	212,917
Penumbra, Inc. (A) (B)	1,698	278,930
West Pharmaceutical Services, Inc.	3,911	587,941

		3,266,034

Health Care Providers & Services - 2.4%
Acadia Healthcare Co., Inc. (A)	4,682	155,536
Amedisys, Inc. (A)	1,705	284,599
Chemed Corp.	846	371,614
Encompass Health Corp.	5,212	361,035
HealthEquity, Inc. (A)	3,747	277,540
MEDNAX, Inc. (A)	4,456	123,832
Molina Healthcare, Inc. (A)	3,314	449,677
Patterson Cos., Inc. (B)	4,554	93,266
Tenet Healthcare Corp. (A)	5,492	208,861

		2,325,960

Health Care Technology - 0.1%
Allscripts Healthcare Solutions, Inc. (A)	8,582	84,232

Hotels, Restaurants & Leisure - 4.4%
Boyd Gaming Corp.	4,231	126,676
Brinker International, Inc. (B)	1,975	82,950

	Shares	Value
COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (continued)
Caesars Entertainment Corp. (A)	29,502	$ 401,227
Cheesecake Factory, Inc. (B)	2,171	84,365
Choice Hotels International, Inc. (B)	1,679	173,659
Churchill Downs, Inc.	1,874	257,113
Cracker Barrel Old Country Store, Inc. (B)	1,272	195,557
Domino’s Pizza, Inc.	2,162	635,152
Dunkin’ Brands Group, Inc.	4,379	330,790
Eldorado Resorts, Inc. (A) (B)	3,453	205,937
Jack in the Box, Inc.	1,250	97,538
Marriott Vacations Worldwide Corp.	1,978	254,687
Papa John’s International, Inc. (B)	1,165	73,570
Penn National Gaming, Inc. (A)	5,759	147,200
Scientific Games Corp., Class A (A)	2,859	76,564
Six Flags Entertainment Corp.	4,155	187,432
Texas Roadhouse, Inc.	3,449	194,248
Wendy’s Co.	9,728	216,059
Wyndham Destinations, Inc.	4,794	247,802
Wyndham Hotels & Resorts, Inc.	5,030	315,934

		4,304,460

Household Durables - 1.0%
Helen of Troy, Ltd. (A)	1,330	239,121
KB Home	4,528	155,174
Tempur Sealy International, Inc. (A)	2,402	209,118
Toll Brothers, Inc.	6,829	269,814
TRI Pointe Group, Inc. (A)	7,360	114,669

		987,896

Household Products - 0.2%
Energizer Holdings, Inc. (B)	3,401	170,798

Industrial Conglomerates - 0.5%
Carlisle Cos., Inc.	2,996	484,873

Insurance - 5.1%
Alleghany Corp. (A)	761	608,473
American Financial Group, Inc.	3,956	433,775
Brighthouse Financial, Inc. (A)	5,776	226,592
Brown & Brown, Inc.	12,361	488,012
CNO Financial Group, Inc.	7,989	144,840
First American Financial Corp.	5,938	346,304
Genworth Financial, Inc., Class A (A)	26,604	117,058
Hanover Insurance Group, Inc.	2,082	284,547
Kemper Corp.	3,311	256,602
Mercury General Corp.	1,434	69,879
Old Republic International Corp.	15,083	337,407
Primerica, Inc.	2,186	285,404
Reinsurance Group of America, Inc.	3,310	539,729
RenaissanceRe Holdings, Ltd.	2,334	457,511
RLI Corp.	2,109	189,852
Selective Insurance Group, Inc.	3,140	204,697

		4,990,682

Interactive Media & Services - 0.3%
TripAdvisor, Inc.	5,554	168,730
Yelp, Inc. (A)	3,377	117,621

		286,351

Internet & Direct Marketing Retail - 0.5%
Etsy, Inc. (A)	6,263	277,451
GrubHub, Inc. (A) (B)	4,834	235,126

		512,577

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2019

DeltaShares® S&P 400 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
IT Services - 2.4%
CACI International, Inc., Class A (A)	1,324	$ 330,987
CoreLogic, Inc. (A)	4,203	183,713
KBR, Inc.	7,491	228,476
LiveRamp Holdings, Inc. (A)	3,578	171,994
MAXIMUS, Inc.	3,382	251,587
Perspecta, Inc.	7,268	192,166
Sabre Corp.	14,477	324,864
Science Applications International Corp.	2,594	225,730
WEX, Inc. (A)	2,288	479,244

		2,388,761

Leisure Products - 0.8%
Brunswick Corp.	4,312	258,634
Mattel, Inc. (A) (B)	18,327	248,331
Polaris, Inc.	3,039	309,066

		816,031

Life Sciences Tools & Services - 2.1%
Bio-Rad Laboratories, Inc., Class A (A)	1,142	422,574
Bio-Techne Corp.	2,015	442,313
Charles River Laboratories International, Inc. (A)	2,582	394,426
PRA Health Sciences, Inc. (A)	3,343	371,574
Repligen Corp. (A)	2,477	229,123
Syneos Health, Inc. (A)	3,292	195,792

		2,055,802

Machinery - 4.4%
AGCO Corp.	3,313	255,929
Colfax Corp. (A)	4,419	160,763
Crane Co.	2,695	232,794
Donaldson Co., Inc.	6,690	385,478
Graco, Inc.	8,816	458,432
ITT, Inc.	4,636	342,647
Kennametal, Inc.	4,380	161,578
Lincoln Electric Holdings, Inc.	3,232	312,631
Nordson Corp.	2,705	440,482
Oshkosh Corp.	3,597	340,456
Terex Corp.	3,467	103,247
Timken Co.	3,583	201,759
Toro Co.	5,635	448,941
Trinity Industries, Inc.	5,188	114,914
Woodward, Inc.	2,981	353,070

		4,313,121

Marine - 0.3%
Kirby Corp. (A)	3,169	283,721

Media - 1.1%
AMC Networks, Inc., Class A (A)	2,330	92,035
Cable One, Inc.	266	395,933
John Wiley & Sons, Inc., Class A	2,312	112,178
Meredith Corp. (B)	2,125	68,999
New York Times Co., Class A (B)	7,599	244,460
TEGNA, Inc.	11,465	191,351

		1,104,956

Metals & Mining - 2.0%
Allegheny Technologies, Inc. (A) (B)	6,665	137,699
Carpenter Technology Corp.	2,522	125,545
Commercial Metals Co.	6,272	139,677
Compass Minerals International, Inc. (B)	1,791	109,179
Reliance Steel & Aluminum Co.	3,523	421,915

	Shares	Value
COMMON STOCKS (continued)
Metals & Mining (continued)
Royal Gold, Inc.	3,467	$ 423,841
Steel Dynamics, Inc.	11,388	387,648
U.S. Steel Corp. (B)	8,988	102,553
Worthington Industries, Inc.	1,951	82,293

		1,930,350

Multi-Utilities - 0.8%
Black Hills Corp.	3,248	255,098
MDU Resources Group, Inc.	10,592	314,688
NorthWestern Corp.	2,667	191,144

		760,930

Multiline Retail - 0.2%
Dillard’s, Inc., Class A (B)	521	38,283
Ollie’s Bargain Outlet Holdings, Inc. (A) (B)	2,891	188,811

		227,094

Oil, Gas & Consumable Fuels - 1.5%
Antero Midstream Corp. (B)	15,700	119,163
Chesapeake Energy Corp. (A) (B)	61,976	51,167
CNX Resources Corp. (A)	9,863	87,288
EQT Corp. (B)	13,513	147,292
Equitrans Midstream Corp. (B)	10,772	143,914
Matador Resources Co. (A)	5,796	104,154
Murphy Oil Corp. (B)	7,895	211,586
PBF Energy, Inc., Class A	5,385	168,927
World Fuel Services Corp.	3,457	150,103
WPX Energy, Inc. (A)	22,028	302,665

		1,486,259

Paper & Forest Products - 0.3%
Domtar Corp.	3,027	115,753
Louisiana-Pacific Corp.	6,208	184,191

		299,944

Personal Products - 0.2%
Edgewell Personal Care Co. (A)	2,865	88,701
Nu Skin Enterprises, Inc., Class A	2,936	120,317

		209,018

Pharmaceuticals - 0.8%
Catalent, Inc. (A)	7,734	435,424
Nektar Therapeutics (A) (B)	9,299	200,719
Prestige Consumer Healthcare, Inc. (A)	2,655	107,528

		743,671

Professional Services - 0.9%
ASGN, Inc. (A)	2,791	198,077
FTI Consulting, Inc. (A)	1,989	220,103
Insperity, Inc.	1,987	170,961
ManpowerGroup, Inc.	3,117	302,661

		891,802

Real Estate Management & Development - 0.5%
Jones Lang LaSalle, Inc.	2,724	474,221

Road & Rail - 0.8%
Avis Budget Group, Inc. (A)	3,005	96,881
Knight-Swift Transportation Holdings, Inc. (B)	6,494	232,745
Landstar System, Inc.	2,086	237,533
Ryder System, Inc.	2,817	152,991
Werner Enterprises, Inc.	2,341	85,189

		805,339

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2019

DeltaShares® S&P 400 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment - 4.1%
Cabot Microelectronics Corp.	1,538	$ 221,964
Cirrus Logic, Inc. (A)	3,055	251,763
Cree, Inc. (A)	5,693	262,732
Cypress Semiconductor Corp.	19,521	455,425
First Solar, Inc. (A)	4,012	224,511
MKS Instruments, Inc.	2,881	316,939
Monolithic Power Systems, Inc.	2,135	380,073
Semtech Corp. (A)	3,502	185,256
Silicon Laboratories, Inc. (A)	2,293	265,942
SolarEdge Technologies, Inc. (A)	2,569	244,286
Synaptics, Inc. (A)	1,769	116,347
Teradyne, Inc.	8,858	604,027
Universal Display Corp.	2,241	461,803

		3,991,068

Software - 3.8%
ACI Worldwide, Inc. (A)	6,110	231,477
Blackbaud, Inc.	2,600	206,960
CDK Global, Inc.	6,417	350,882
Ceridian HCM Holding, Inc. (A) (B)	5,327	361,597
CommVault Systems, Inc. (A)	2,223	99,235
Fair Isaac Corp. (A)	1,531	573,635
j2 Global, Inc. (B)	2,447	229,308
LogMeIn, Inc.	2,580	221,209
Manhattan Associates, Inc. (A)	3,378	269,396
PTC, Inc. (A)	5,494	411,446
Teradata Corp. (A)	5,947	159,201
Tyler Technologies, Inc. (A)	2,061	618,341

		3,732,687

Specialty Retail - 2.3%
Aaron’s, Inc.	3,550	202,741
American Eagle Outfitters, Inc.	8,395	123,407
AutoNation, Inc. (A)	3,112	151,337
Bed Bath & Beyond, Inc. (B)	6,690	115,737
Dick’s Sporting Goods, Inc.	3,362	166,385
Five Below, Inc. (A)	2,943	376,292
Foot Locker, Inc.	5,658	220,605
Murphy USA, Inc. (A)	1,528	178,776
RH (A)	862	184,037
Sally Beauty Holdings, Inc. (A) (B)	6,149	112,219
Urban Outfitters, Inc. (A)	3,729	103,554
Williams-Sonoma, Inc. (B)	4,102	301,251

		2,236,341

Technology Hardware, Storage & Peripherals - 0.2%
NCR Corp. (A)	6,745	237,154

	Shares	Value
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods - 1.0%
Carter’s, Inc.	2,334	$ 255,199
Columbia Sportswear Co. (B)	1,535	153,792
Deckers Outdoor Corp. (A)	1,479	249,744
Skechers U.S.A., Inc., Class A (A)	7,078	305,699

		964,434

Thrifts & Mortgage Finance - 0.6%
LendingTree, Inc. (A) (B)	405	122,893
New York Community Bancorp, Inc.	24,703	296,930
Washington Federal, Inc.	4,141	151,768

		571,591

Trading Companies & Distributors - 0.7%
GATX Corp.	1,855	153,687
MSC Industrial Direct Co., Inc., Class A	2,381	186,837
NOW, Inc. (A)	5,751	64,641
Watsco, Inc.	1,726	310,939

		716,104

Water Utilities - 0.6%
Aqua America, Inc.	11,409	535,538

Wireless Telecommunication Services - 0.1%
Telephone & Data Systems, Inc.	5,170	131,473

Total Common Stocks (Cost $87,494,639)		96,512,753

SHORT-TERM INVESTMENT COMPANY - 1.0%
Money Market Fund - 1.0%
State Street Institutional Treasury Money Market Fund, 1.44% (C)	926,406	926,406

Total Short-Term Investment Company (Cost $926,406)		926,406

OTHER INVESTMENT COMPANY - 9.0%
Securities Lending Collateral - 9.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.56% (C)	8,808,019	8,808,019

Total Other Investment Company (Cost $8,808,019)		8,808,019

Total Investments (Cost $97,229,064)		106,247,178
Net Other Assets (Liabilities) - (8.7)%		(8,482,495)

Net Assets - 100.0%		$ 97,764,683

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P Midcap 400® E-Mini Index	6	03/20/2020	$1,226,608	$1,238,880	$12,272	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2019

DeltaShares® S&P 400 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$96,512,753	$—	$—	$96,512,753
Short-Term Investment Company	926,406	—	—	926,406
Other Investment Company	8,808,019	—	—	8,808,019

Total Investments	$106,247,178	$—	$—	$106,247,178

Other Financial Instruments
Futures Contracts (E)	$12,272	$—	$—	$12,272

Total Other Financial Instruments	$12,272	$—	$—	$12,272

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $8,592,139. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2019.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(E)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2019

DeltaShares® S&P 500 Managed Risk ETF

(unaudited)

MARKET ENVIRONMENT

Stocks across the world posted positive returns in 2019. The S&P 500® also posted strong performance in 2019.

Global stock markets began the year on a positive note, with a snap recovery from the late December 2018 trough. This continued throughout January and shrugged off the longest government shutdown in U.S. history. Markets largely continued to rally through April, but gave up roughly half of their year-to-date gains in May. The loss was broad based, with domestic, international developed, and emerging markets all finishing the month sharply lower. However, the second quarter of 2019 finished on a higher note, with May losses closely mirrored by June gains, to complete a low volatility V-shaped quarter.

Domestic equity returns remained in positive territory in July with the S&P 500® hitting the 3,000 price level for the first time in history. In contrast, both developed and emerging market equities fluctuated between positive and negative territory, ending the month with losses. Equity volatility picked up in August, but remained somewhat moderate. During this time, bond markets rallied around the globe. While the U.S. Federal Reserve (“Fed”) had merely paused rate hikes for the first half of the year, the Fed commenced the first of three consecutive cuts in August. Volatility then subsided, and experienced further declines, boosted by the “Phase One Trade Deal” announced in December as markets rallied through the fiscal year end.

PERFORMANCE OVERVIEW

For the year ended December 31, 2019, the DeltaShares® S&P 500 Managed Risk ETF (NAV) returned 22.30%. By comparison, the S&P 500® Managed Risk 2.0 Index (the “Underlying Index”) returned 22.74% and the S&P 500® Index returned 31.49%.

The Fund’s performance reflects annual operating expenses of the Fund, including management fees, brokerage expenses, and other fees and expenses. Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

STRATEGY REVIEW

The DeltaShares® S&P 500 Managed Risk ETF (the “Fund”) seeks to track the investment results, before fees and expenses, of the Underlying Index.

The Fund seeks to achieve this investment objective by holding a portfolio of securities that are included in the Underlying Index, including common stocks, U.S. Treasury bonds, and/or cash. The Underlying Index is designed to simulate, through a rules-based methodology, a dynamic portfolio with the aim of both managing the volatility of the Underlying Index and limiting losses from the Underlying Index’s equity exposure due to severe sustained market declines. The Underlying Index seeks to achieve these objectives by allocating weightings among the S&P 500® Index, the S&P U.S. Treasury Bond Current 5-Year Index, and the S&P U.S. Treasury Bill 0-3 Month Index. The Fund may also use derivatives in an effort to gain exposure to underlying securities and markets in a more efficient manner, to optimize the execution processes and costs for portfolio transitions or for tax management purposes. Under normal circumstances, the Fund uses a replication strategy and generally expects to invest in substantially all of the securities in the Underlying Index.

During the 12-month period ended December 31, 2019, the largest contributors to the Fund’s absolute total return were equities within the information technology, financials, communications services, and health care sectors. From both an asset class and equity sector perspective, there were no detractors during the period, but the least impactful contributors were U.S. Treasury bonds as well as equities within the energy and materials sectors.

During the fiscal year, the Fund used derivatives. These positions added to performance.

Blake Graves, CFA

Charles Lowery, CFA

Louis Ng

Co-Portfolio Managers

Milliman Financial Risk Management LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	98.5%
Short-Term Investment Company	1.3
Other Investment Company	0.4
Net Other Assets (Liabilities) ^	(0.2)
Total	100.0%

Current	and future portfolio holdings are subject to change and risk.
^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica ETF Trust	Annual Report 2019

DeltaShares® S&P 500 Managed Risk ETF

(unaudited)

Performance as of December 31, 2019
	Average Annual Total Returns		Cumulative Total Returns		Inception Date
	1 Year	10 Year or Since Inception	1 Year	10 Year or Since Inception
Fund NAV	22.30%	10.85%	22.30%	28.34%	07/31/2017
Fund Market	22.42%	10.82%	22.42%	28.24%	07/31/2017
S&P 500® Index (A)	31.49%	13.94%	31.49%	37.16%
S&P 500® Managed Risk 2.0 Index (A)(B)(C)(D)	22.74%	11.28%	22.74%	29.54%

(A) The S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The S&P 500® Managed Risk 2.0 Index is comprised of weightings amongst the S&P 500® Index, the S&P U.S. Treasury Bond Current 5-Year Index, and the S&P U.S. Treasury Bill 0-3 Month Index. The S&P 500® Managed Risk 2.0 Index rebalances on a daily basis.

(C) The S&P U.S. Treasury Bond Current 5-Year Index is a one-security index comprising the most recently issued 5-year U.S. Treasury note or bond.

(D) The S&P U.S. Treasury Bill 0-3 Month Index is designed to measure the performance of U.S. Treasury bills maturing in 0 to 3 months.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception calculation is based on the previous 10 years or since the inception date, whichever is more recent. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, a Fund’s performance is negatively impacted by these deductions. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. The Fund’s investment return and net asset value will fluctuate. Investors’ shares when sold may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.deltashares.com for performance data current to the most recent month end. Fund performance is net of investment fees and Fund expenses.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Fund shares are bought and sold at Market Price, not Net Asset Value (“NAV”), and are not individually redeemed from the fund. Net Asset Value is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in the portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated.

Exchange-Traded Funds (ETFs) are subject to market risk, including the loss of principal. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Shares of DeltaShares® ETFs may be bought and sold throughout the day on the exchange through any brokerage account. Buying and selling shares of ETFs will result in brokerage commissions. Diversification and asset allocation may not protect against market risk or loss of principal. Investing involves risk, including the possible loss of principal. There is no guarantee the investment objective will be achieved. Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. The market prices of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. The principal risks include risks related to: Equity securities, index tracking, leveraging, derivatives such as futures, forwards, swaps, options, and investing in underlying exchange-traded funds. The use of derivatives may produce disproportionate gains or losses, may increase costs, and amplify risks.

Transamerica ETF Trust	Annual Report 2019

DeltaShares® S&P 500 Managed Risk ETF

SCHEDULE OF INVESTMENTS

At December 31, 2019

	Shares	Value
COMMON STOCKS - 98.5%
Aerospace & Defense - 2.4%
Arconic, Inc.	6,107	$ 187,912
Boeing Co.	8,429	2,745,831
General Dynamics Corp.	3,694	651,437
Huntington Ingalls Industries, Inc.	645	161,818
L3 Harris Technologies, Inc.	3,485	689,577
Lockheed Martin Corp.	3,913	1,523,644
Northrop Grumman Corp.	2,471	849,950
Raytheon Co.	4,390	964,659
Textron, Inc.	3,599	160,515
TransDigm Group, Inc.	785	439,600
United Technologies Corp.	12,790	1,915,430

		10,290,373

Air Freight & Logistics - 0.5%
CH Robinson Worldwide, Inc.	2,132	166,722
Expeditors International of Washington, Inc.	2,685	209,484
FedEx Corp.	3,784	572,179
United Parcel Service, Inc., Class B	11,047	1,293,162

		2,241,547

Airlines - 0.4%
Alaska Air Group, Inc.	1,942	131,570
American Airlines Group, Inc. (A)	6,146	176,267
Delta Air Lines, Inc.	9,074	530,648
Southwest Airlines Co.	7,467	403,069
United Airlines Holdings, Inc. (B)	3,431	302,237

		1,543,791

Auto Components - 0.1%
Aptiv PLC	4,025	382,254
BorgWarner, Inc.	3,255	141,202

		523,456

Automobiles - 0.3%
Ford Motor Co.	61,389	570,918
General Motors Co.	19,821	725,448
Harley-Davidson, Inc.	2,432	90,446

		1,386,812

Banks - 5.5%
Bank of America Corp.	127,625	4,494,953
Citigroup, Inc.	34,417	2,749,574
Citizens Financial Group, Inc.	6,853	278,300
Comerica, Inc.	2,273	163,088
Fifth Third Bancorp	11,188	343,919
First Republic Bank	2,657	312,065
Huntington Bancshares, Inc.	16,281	245,517
JPMorgan Chase & Co.	49,446	6,892,772
KeyCorp	15,528	314,287
M&T Bank Corp.	2,080	353,080
People’s United Financial, Inc.	7,001	118,317
PNC Financial Services Group, Inc.	6,908	1,102,724
Regions Financial Corp.	15,207	260,952
SVB Financial Group (B)	813	204,096
Truist Financial Corp.	21,142	1,190,717
US Bancorp	22,406	1,328,452
Wells Fargo & Co.	60,674	3,264,261
Zions Bancorp NA	2,687	139,509

		23,756,583

Beverages - 1.8%
Brown-Forman Corp., Class B	2,872	194,147

	Shares	Value
COMMON STOCKS (continued)
Beverages (continued)
Coca-Cola Co.	60,789	$ 3,364,671
Constellation Brands, Inc., Class A	2,641	501,130
Molson Coors Brewing Co., Class B	2,962	159,652
Monster Beverage Corp. (B)	6,018	382,444
PepsiCo, Inc.	21,983	3,004,416

		7,606,460

Biotechnology - 2.0%
AbbVie, Inc.	23,313	2,064,133
Alexion Pharmaceuticals, Inc. (B)	3,489	377,335
Amgen, Inc.	9,367	2,258,103
Biogen, Inc. (B)	2,845	844,197
Gilead Sciences, Inc.	19,945	1,296,026
Incyte Corp. (B)	2,818	246,068
Regeneron Pharmaceuticals, Inc. (B)	1,259	472,729
Vertex Pharmaceuticals, Inc. (B)	4,054	887,623

		8,446,214

Building Products - 0.3%
A.O. Smith Corp.	2,161	102,950
Allegion PLC	1,465	182,451
Fortune Brands Home & Security, Inc.	2,194	143,356
Johnson Controls International PLC	12,161	495,075
Masco Corp.	4,479	214,947

		1,138,779

Capital Markets - 2.6%
Ameriprise Financial, Inc.	1,997	332,660
Bank of New York Mellon Corp.	13,230	665,866
BlackRock, Inc.	1,859	934,519
Cboe Global Markets, Inc.	1,748	209,760
Charles Schwab Corp.	18,023	857,174
CME Group, Inc.	5,649	1,133,867
E*TRADE Financial Corp.	3,562	161,608
Franklin Resources, Inc.	4,397	114,234
Goldman Sachs Group, Inc.	5,024	1,155,168
Intercontinental Exchange, Inc.	8,779	812,496
Invesco, Ltd.	5,868	105,507
MarketAxess Holdings, Inc.	598	226,708
Moody’s Corp.	2,560	607,770
Morgan Stanley	19,393	991,370
MSCI, Inc.	1,335	344,670
Nasdaq, Inc.	1,809	193,744
Northern Trust Corp.	3,340	354,842
Raymond James Financial, Inc.	1,946	174,089
S&P Global, Inc.	3,853	1,052,062
State Street Corp.	5,732	453,401
T. Rowe Price Group, Inc.	3,684	448,859

		11,330,374

Chemicals - 1.9%
Air Products & Chemicals, Inc.	3,475	816,590
Albemarle Corp.	1,672	122,123
Celanese Corp.	1,906	234,667
CF Industries Holdings, Inc.	3,428	163,653
Corteva, Inc.	11,798	348,749
Dow, Inc.	11,689	639,739
DuPont de Nemours, Inc.	11,679	749,792
Eastman Chemical Co.	2,144	169,933
Ecolab, Inc.	3,953	762,889

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2019

DeltaShares® S&P 500 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Chemicals (continued)
FMC Corp.	2,043	$ 203,932
International Flavors & Fragrances, Inc. (A)	1,683	217,141
Linde PLC	8,468	1,802,837
LyondellBasell Industries NV, Class A	4,047	382,360
Mosaic Co.	5,512	119,280
PPG Industries, Inc.	3,728	497,651
Sherwin-Williams Co.	1,295	755,684

		7,987,020

Commercial Services & Supplies - 0.4%
Cintas Corp.	1,322	355,724
Copart, Inc. (B)	3,225	293,282
Republic Services, Inc.	3,321	297,661
Rollins, Inc.	2,220	73,615
Waste Management, Inc.	6,153	701,196

		1,721,478

Communications Equipment - 1.0%
Arista Networks, Inc. (B)	855	173,907
Cisco Systems, Inc.	66,878	3,207,469
F5 Networks, Inc. (B)	958	133,785
Juniper Networks, Inc.	5,277	129,972
Motorola Solutions, Inc.	2,701	435,239

		4,080,372

Construction & Engineering - 0.1%
Jacobs Engineering Group, Inc.	2,136	191,877
Quanta Services, Inc.	2,243	91,312

		283,189

Construction Materials - 0.1%
Martin Marietta Materials, Inc.	985	275,446
Vulcan Materials Co.	2,087	300,507

		575,953

Consumer Finance - 0.7%
American Express Co.	10,578	1,316,855
Capital One Financial Corp.	7,342	755,565
Discover Financial Services	4,942	419,181
Synchrony Financial	9,372	337,486

		2,829,087

Containers & Packaging - 0.3%
Amcor PLC	25,541	276,865
Avery Dennison Corp.	1,316	172,159
Ball Corp.	5,157	333,503
International Paper Co.	6,182	284,681
Packaging Corp. of America	1,492	167,089
Sealed Air Corp.	2,436	97,026
WestRock Co.	4,066	174,472

		1,505,795

Distributors - 0.1%
Genuine Parts Co.	2,291	243,373
LKQ Corp. (B)	4,831	172,467

		415,840

Diversified Consumer Services - 0.0% (C)
H&R Block, Inc.	3,078	72,271

Diversified Financial Services - 1.6%
Berkshire Hathaway, Inc., Class B (B)	30,836	6,984,354

	Shares	Value
COMMON STOCKS (continued)
Diversified Telecommunication Services - 2.0%
AT&T, Inc.	115,161	$ 4,500,492
CenturyLink, Inc.	15,468	204,332
Verizon Communications, Inc.	65,200	4,003,280

		8,708,104

Electric Utilities - 2.0%
Alliant Energy Corp.	3,789	207,334
American Electric Power Co., Inc.	7,787	735,949
Duke Energy Corp.	11,493	1,048,277
Edison International	5,653	426,293
Entergy Corp.	3,139	376,052
Evergy, Inc.	3,593	233,868
Eversource Energy	5,104	434,197
Exelon Corp.	15,325	698,667
FirstEnergy Corp.	8,518	413,975
NextEra Energy, Inc.	7,705	1,865,843
Pinnacle West Capital Corp.	1,772	159,356
PPL Corp.	11,398	408,960
Southern Co.	16,533	1,053,152
Xcel Energy, Inc.	8,267	524,872

		8,586,795

Electrical Equipment - 0.5%
AMETEK, Inc.	3,604	359,463
Eaton Corp. PLC	6,517	617,290
Emerson Electric Co.	9,603	732,325
Rockwell Automation, Inc.	1,822	369,265

		2,078,343

Electronic Equipment, Instruments & Components - 0.6%
Amphenol Corp., Class A	4,674	505,867
CDW Corp.	2,265	323,533
Corning, Inc.	12,125	352,959
FLIR Systems, Inc.	2,115	110,128
IPG Photonics Corp. (B)	561	81,300
Keysight Technologies, Inc. (B)	2,957	303,477
TE Connectivity, Ltd.	5,273	505,364
Zebra Technologies Corp., Class A (B)	850	217,124

		2,399,752

Energy Equipment & Services - 0.4%
Baker Hughes Co.	10,245	262,580
Halliburton Co.	13,838	338,616
Helmerich & Payne, Inc.	1,710	77,685
National Oilwell Varco, Inc.	6,083	152,379
Schlumberger, Ltd.	21,825	877,365
TechnipFMC PLC	6,625	142,040

		1,850,665

Entertainment - 1.9%
Activision Blizzard, Inc.	12,111	719,636
Electronic Arts, Inc. (B)	4,603	494,869
Live Nation Entertainment, Inc. (B)	2,222	158,806
Netflix, Inc. (B)	6,909	2,235,545
Take-Two Interactive Software, Inc. (B)	1,784	218,415
Walt Disney Co.	28,414	4,109,517

		7,936,788

Equity Real Estate Investment Trusts - 2.8%
Alexandria Real Estate Equities, Inc.	1,815	293,268
American Tower Corp.	6,983	1,604,833

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2019

DeltaShares® S&P 500 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (continued)
Apartment Investment & Management Co., Class A	2,347	$ 121,223
AvalonBay Communities, Inc.	2,202	461,759
Boston Properties, Inc.	2,267	312,529
Crown Castle International Corp.	6,554	931,651
Digital Realty Trust, Inc. (A)	3,290	393,945
Duke Realty Corp.	5,795	200,913
Equinix, Inc.	1,344	784,493
Equity Residential	5,503	445,303
Essex Property Trust, Inc.	1,042	313,496
Extra Space Storage, Inc.	2,042	215,676
Federal Realty Investment Trust	1,107	142,504
Healthpeak Properties, Inc.	7,803	268,969
Host Hotels & Resorts, Inc.	11,306	209,726
Iron Mountain, Inc. (A)	4,527	144,275
Kimco Realty Corp.	6,656	137,846
Mid-America Apartment Communities, Inc.	1,798	237,084
Prologis, Inc.	9,959	887,745
Public Storage	2,368	504,289
Realty Income Corp.	5,138	378,311
Regency Centers Corp.	2,642	166,684
SBA Communications Corp.	1,775	427,757
Simon Property Group, Inc.	4,838	720,668
SL Green Realty Corp.	1,285	118,066
UDR, Inc.	4,620	215,754
Ventas, Inc.	5,876	339,280
Vornado Realty Trust	2,497	166,051
Welltower, Inc.	6,397	523,147
Weyerhaeuser Co.	11,747	354,759

		12,022,004

Food & Staples Retailing - 1.5%
Costco Wholesale Corp.	6,965	2,047,153
Kroger Co.	12,643	366,520
Sysco Corp.	8,044	688,084
Walgreens Boots Alliance, Inc.	11,819	696,848
Walmart, Inc.	22,364	2,657,738

		6,456,343

Food Products - 1.1%
Archer-Daniels-Midland Co.	8,776	406,768
Campbell Soup Co.	2,663	131,606
Conagra Brands, Inc.	7,672	262,689
General Mills, Inc.	9,528	510,320
Hershey Co.	2,338	343,639
Hormel Foods Corp.	4,384	197,762
J.M. Smucker Co.	1,798	187,226
Kellogg Co.	3,925	271,453
Kraft Heinz Co.	9,818	315,452
Lamb Weston Holdings, Inc.	2,303	198,127
McCormick & Co., Inc.	1,948	330,634
Mondelez International, Inc., Class A	22,698	1,250,206
Tyson Foods, Inc., Class A	4,653	423,609

		4,829,491

Gas Utilities - 0.0% (C)
Atmos Energy Corp.	1,881	210,409

Health Care Equipment & Supplies - 3.5%
Abbott Laboratories	27,863	2,420,180
ABIOMED, Inc. (B)	712	121,460

	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
Align Technology, Inc. (B)	1,131	$ 315,594
Baxter International, Inc.	8,049	673,057
Becton Dickinson and Co.	4,264	1,159,680
Boston Scientific Corp. (B)	21,973	993,619
Cooper Cos., Inc.	782	251,249
Danaher Corp.	10,078	1,546,772
DENTSPLY SIRONA, Inc.	3,506	198,405
Edwards Lifesciences Corp. (B)	3,288	767,058
Hologic, Inc. (B)	4,227	220,692
IDEXX Laboratories, Inc. (B)	1,352	353,048
Intuitive Surgical, Inc. (B)	1,822	1,077,075
Medtronic PLC	21,131	2,397,312
ResMed, Inc.	2,267	351,317
STERIS PLC	1,337	203,786
Stryker Corp.	5,076	1,065,655
Teleflex, Inc.	730	274,801
Varian Medical Systems, Inc. (B)	1,433	203,500
Zimmer Biomet Holdings, Inc.	3,243	485,412

		15,079,672

Health Care Providers & Services - 2.8%
AmerisourceBergen Corp.	2,370	201,497
Anthem, Inc.	3,997	1,207,214
Cardinal Health, Inc.	4,611	233,224
Centene Corp. (B)	6,523	410,101
Cigna Corp.	5,887	1,203,833
CVS Health Corp.	20,509	1,523,614
DaVita, Inc. (B)	1,414	106,093
HCA Healthcare, Inc.	4,171	616,516
Henry Schein, Inc. (B)	2,313	154,323
Humana, Inc.	2,088	765,294
Laboratory Corp. of America Holdings (B)	1,531	258,999
McKesson Corp.	2,841	392,967
Quest Diagnostics, Inc.	2,123	226,715
UnitedHealth Group, Inc.	14,936	4,390,885
Universal Health Services, Inc., Class B	1,266	181,620
WellCare Health Plans, Inc. (B)	793	261,857

		12,134,752

Health Care Technology - 0.1%
Cerner Corp.	4,952	363,427

Hotels, Restaurants & Leisure - 1.8%
Carnival Corp.	6,315	320,991
Chipotle Mexican Grill, Inc. (B)	403	337,355
Darden Restaurants, Inc.	1,933	210,716
Hilton Worldwide Holdings, Inc.	4,448	493,328
Las Vegas Sands Corp.	5,327	367,776
Marriott International, Inc., Class A	4,278	647,818
McDonald’s Corp.	11,872	2,346,026
MGM Resorts International	8,119	270,119
Norwegian Cruise Line Holdings, Ltd. (B)	3,354	195,907
Royal Caribbean Cruises, Ltd.	2,710	361,812
Starbucks Corp.	18,618	1,636,895
Wynn Resorts, Ltd.	1,523	211,499
Yum! Brands, Inc.	4,768	480,281

		7,880,523

Household Durables - 0.4%
D.R. Horton, Inc.	5,286	278,836
Garmin, Ltd.	2,278	222,242

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2019

DeltaShares® S&P 500 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Household Durables (continued)
Leggett & Platt, Inc.	2,075	$ 105,472
Lennar Corp., Class A	4,412	246,145
Mohawk Industries, Inc. (B)	937	127,788
Newell Brands, Inc.	6,007	115,455
NVR, Inc. (B)	55	209,463
PulteGroup, Inc.	4,016	155,821
Whirlpool Corp.	996	146,940

		1,608,162

Household Products - 1.7%
Church & Dwight Co., Inc.	3,869	272,145
Clorox Co.	1,979	303,856
Colgate-Palmolive Co.	13,511	930,097
Kimberly-Clark Corp.	5,404	743,320
Procter & Gamble Co.	39,314	4,910,319

		7,159,737

Independent Power & Renewable Electricity Producers - 0.1%
AES Corp.	10,466	208,273
NRG Energy, Inc.	3,966	157,649

		365,922

Industrial Conglomerates - 1.3%
3M Co.	9,066	1,599,424
General Electric Co.	137,682	1,536,531
Honeywell International, Inc.	11,264	1,993,728
Roper Technologies, Inc.	1,640	580,937

		5,710,620

Insurance - 2.3%
Aflac, Inc.	11,572	612,159
Allstate Corp.	5,107	574,282
American International Group, Inc.	13,715	703,991
Aon PLC	3,691	768,799
Arthur J. Gallagher & Co.	2,940	279,976
Assurant, Inc.	956	125,313
Chubb, Ltd.	7,145	1,112,191
Cincinnati Financial Corp.	2,395	251,834
Everest Re Group, Ltd.	643	178,008
Globe Life, Inc.	1,571	165,348
Hartford Financial Services Group, Inc.	5,682	345,295
Lincoln National Corp.	3,127	184,524
Loews Corp.	4,033	211,692
Marsh & McLennan Cos., Inc.	7,956	886,378
MetLife, Inc.	12,323	628,103
Principal Financial Group, Inc.	4,071	223,905
Progressive Corp.	9,217	667,219
Prudential Financial, Inc.	6,337	594,030
Travelers Cos., Inc.	4,069	557,250
Unum Group	3,252	94,828
Willis Towers Watson PLC	2,027	409,332
WR Berkley Corp.	2,288	158,101

		9,732,558

Interactive Media & Services - 4.9%
Alphabet, Inc., Class A (B)	4,724	6,327,279
Alphabet, Inc., Class C (B)	4,712	6,300,038
Facebook, Inc., Class A (B)	37,937	7,786,569
Twitter, Inc. (B)	12,239	392,260

		20,806,146

	Shares	Value
COMMON STOCKS (continued)
Internet & Direct Marketing Retail - 3.3%
Amazon.com, Inc. (B)	6,566	$ 12,132,918
Booking Holdings, Inc. (B)	660	1,355,462
eBay, Inc.	12,056	435,342
Expedia Group, Inc.	2,203	238,232

		14,161,954

IT Services - 5.3%
Accenture PLC, Class A	10,012	2,108,227
Akamai Technologies, Inc. (B)	2,548	220,096
Alliance Data Systems Corp.	646	72,481
Automatic Data Processing, Inc.	6,821	1,162,981
Broadridge Financial Solutions, Inc.	1,807	223,237
Cognizant Technology Solutions Corp., Class A	8,632	535,357
DXC Technology Co.	4,036	151,713
Fidelity National Information Services, Inc.	9,689	1,347,643
Fiserv, Inc. (B)	9,003	1,041,017
FleetCor Technologies, Inc. (B)	1,368	393,601
Gartner, Inc. (B)	1,410	217,281
Global Payments, Inc.	4,738	864,969
International Business Machines Corp.	13,962	1,871,466
Jack Henry & Associates, Inc.	1,213	176,698
Leidos Holdings, Inc.	2,098	205,373
Mastercard, Inc., Class A	13,995	4,178,767
Paychex, Inc.	5,022	427,171
PayPal Holdings, Inc. (B)	18,511	2,002,335
VeriSign, Inc. (B)	1,629	313,876
Visa, Inc., Class A	26,987	5,070,857
Western Union Co. (A)	6,609	176,989

		22,762,135

Leisure Products - 0.0% (C)
Hasbro, Inc.	2,006	211,854

Life Sciences Tools & Services - 1.0%
Agilent Technologies, Inc.	4,879	416,227
Illumina, Inc. (B)	2,317	768,642
IQVIA Holdings, Inc. (B)	2,845	439,581
Mettler-Toledo International, Inc. (B)	384	304,620
PerkinElmer, Inc.	1,751	170,022
Thermo Fisher Scientific, Inc.	6,322	2,053,828
Waters Corp. (B)	1,016	237,388

		4,390,308

Machinery - 1.6%
Caterpillar, Inc.	8,713	1,286,736
Cummins, Inc.	2,415	432,188
Deere & Co.	4,964	860,063
Dover Corp.	2,290	263,945
Flowserve Corp.	2,063	102,676
Fortive Corp.	4,659	355,901
IDEX Corp.	1,199	206,228
Illinois Tool Works, Inc.	4,611	828,274
Ingersoll-Rand PLC	3,777	502,039
PACCAR, Inc.	5,453	431,332
Parker-Hannifin Corp.	2,025	416,785
Pentair PLC	2,650	121,555
Snap-on, Inc.	865	146,531
Stanley Black & Decker, Inc.	2,396	397,113
Westinghouse Air Brake Technologies Corp.	2,871	223,364

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2019

DeltaShares® S&P 500 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Machinery (continued)
Xylem, Inc.	2,839	$ 223,685

		6,798,415

Media - 1.4%
Charter Communications, Inc., Class A (B)	2,472	1,199,118
Comcast Corp., Class A	71,569	3,218,458
Discovery, Inc., Class A (A) (B)	2,493	81,621
Discovery, Inc., Class C (B)	5,288	161,231
DISH Network Corp., Class A (B)	4,036	143,157
Fox Corp., Class A	5,589	207,184
Fox Corp., Class B	2,560	93,184
Interpublic Group of Cos., Inc.	6,112	141,187
News Corp., Class A	6,125	86,608
News Corp., Class B	1,920	27,859
Omnicom Group, Inc.	3,432	278,061
ViacomCBS, Inc., Class B	8,519	357,542

		5,995,210

Metals & Mining - 0.3%
Freeport-McMoRan, Inc.	22,873	300,094
Newmont Goldcorp Corp.	12,925	561,591
Nucor Corp.	4,780	269,018

		1,130,703

Multi-Utilities - 1.1%
Ameren Corp.	3,879	297,907
CenterPoint Energy, Inc.	7,918	215,924
CMS Energy Corp.	4,475	281,209
Consolidated Edison, Inc.	5,241	474,153
Dominion Energy, Inc.	12,976	1,074,672
DTE Energy Co.	3,028	393,246
NiSource, Inc.	5,889	163,950
Public Service Enterprise Group, Inc.	7,973	470,806
Sempra Energy	4,444	673,177
WEC Energy Group, Inc.	4,973	458,660

		4,503,704

Multiline Retail - 0.5%
Dollar General Corp.	4,014	626,104
Dollar Tree, Inc. (B)	3,731	350,900
Kohl’s Corp.	2,468	125,744
Macy’s, Inc. (A)	4,871	82,807
Nordstrom, Inc. (A)	1,689	69,131
Target Corp.	7,989	1,024,270

		2,278,956

Oil, Gas & Consumable Fuels - 3.8%
Apache Corp.	5,928	151,698
Cabot Oil & Gas Corp.	6,431	111,964
Chevron Corp.	29,809	3,592,283
Cimarex Energy Co.	1,605	84,247
Concho Resources, Inc.	3,169	277,509
ConocoPhillips	17,298	1,124,889
Devon Energy Corp.	6,101	158,443
Diamondback Energy, Inc.	2,540	235,864
EOG Resources, Inc.	9,171	768,163
Exxon Mobil Corp.	66,702	4,654,466
Hess Corp.	4,083	272,785
HollyFrontier Corp.	2,341	118,712
Kinder Morgan, Inc.	30,708	650,088
Marathon Oil Corp.	12,611	171,257

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Marathon Petroleum Corp.	10,236	$ 616,719
Noble Energy, Inc.	7,540	187,294
Occidental Petroleum Corp.	14,083	580,360
ONEOK, Inc.	6,512	492,763
Phillips 66	7,005	780,427
Pioneer Natural Resources Co.	2,611	395,227
Valero Energy Corp.	6,474	606,290
Williams Cos., Inc.	19,108	453,242

		16,484,690

Personal Products - 0.2%
Coty, Inc., Class A	4,660	52,425
Estee Lauder Cos., Inc., Class A	3,508	724,542

		776,967

Pharmaceuticals - 4.6%
Allergan PLC	5,175	989,305
Bristol-Myers Squibb Co.	36,955	2,372,141
Eli Lilly & Co.	13,320	1,750,648
Johnson & Johnson	41,491	6,052,292
Merck & Co., Inc.	40,137	3,650,460
Mylan NV (B)	8,137	163,554
Perrigo Co. PLC	2,146	110,862
Pfizer, Inc.	87,244	3,418,220
Zoetis, Inc.	7,509	993,816

		19,501,298

Professional Services - 0.3%
Equifax, Inc.	1,909	267,489
IHS Markit, Ltd. (B)	6,321	476,287
Nielsen Holdings PLC	5,609	113,863
Robert Half International, Inc.	1,853	117,017
Verisk Analytics, Inc.	2,583	385,745

		1,360,401

Real Estate Management & Development - 0.1%
CBRE Group, Inc., Class A (B)	5,277	323,427

Road & Rail - 1.0%
CSX Corp.	12,259	887,061
JB Hunt Transport Services, Inc.	1,344	156,952
Kansas City Southern	1,563	239,389
Norfolk Southern Corp.	4,111	798,068
Old Dominion Freight Line, Inc.	1,007	191,109
Union Pacific Corp.	10,944	1,978,566

		4,251,145

Semiconductors & Semiconductor Equipment - 4.2%
Advanced Micro Devices, Inc. (B)	17,556	805,118
Analog Devices, Inc.	5,806	689,985
Applied Materials, Inc.	14,563	888,926
Broadcom, Inc.	6,253	1,976,073
Intel Corp.	68,577	4,104,334
KLA Corp.	2,488	443,287
Lam Research Corp.	2,287	668,719
Maxim Integrated Products, Inc.	4,266	262,402
Microchip Technology, Inc. (A)	3,767	394,480
Micron Technology, Inc. (B)	17,452	938,569
NVIDIA Corp.	9,648	2,270,174
Qorvo, Inc. (B)	1,831	212,817
QUALCOMM, Inc.	18,001	1,588,228
Skyworks Solutions, Inc.	2,686	324,684

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2019

DeltaShares® S&P 500 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Texas Instruments, Inc.	14,736	$ 1,890,481
Xilinx, Inc.	3,964	387,560

		17,845,837

Software - 7.0%
Adobe, Inc. (B)	7,631	2,516,780
ANSYS, Inc. (B)	1,349	347,246
Autodesk, Inc. (B)	3,469	636,423
Cadence Design Systems, Inc. (B)	4,423	306,779
Citrix Systems, Inc.	1,930	214,037
Fortinet, Inc. (B)	2,238	238,929
Intuit, Inc.	4,104	1,074,961
Microsoft Corp.	120,266	18,965,948
Norton Lifelock, Inc.	9,039	230,675
Oracle Corp.	34,154	1,809,479
salesforce.com, Inc. (B)	13,983	2,274,195
ServiceNow, Inc. (B)	2,973	839,338
Synopsys, Inc. (B)	2,370	329,904

		29,784,694

Specialty Retail - 2.2%
Advance Auto Parts, Inc.	1,092	174,895
AutoZone, Inc. (B)	376	447,933
Best Buy Co., Inc.	3,590	315,202
CarMax, Inc. (B)	2,592	227,241
Gap, Inc.	3,354	59,299
Home Depot, Inc.	17,197	3,755,481
L Brands, Inc.	3,661	66,337
Lowe’s Cos., Inc.	12,083	1,447,060
O’Reilly Automotive, Inc. (B)	1,193	522,844
Ross Stores, Inc.	5,703	663,943
Tiffany & Co.	1,702	227,472
TJX Cos., Inc.	19,117	1,167,284
Tractor Supply Co.	1,866	174,359
Ulta Salon Cosmetics & Fragrance, Inc. (B)	901	228,079

		9,477,429

Technology Hardware, Storage & Peripherals - 4.9%
Apple, Inc.	65,844	19,335,091
Hewlett Packard Enterprise Co.	20,400	323,544
HP, Inc.	23,362	480,089
NetApp, Inc.	3,598	223,975
Seagate Technology PLC	3,645	216,877
Western Digital Corp.	4,689	297,611
Xerox Holdings Corp.	2,931	108,066

		20,985,253

Textiles, Apparel & Luxury Goods - 0.7%
Capri Holdings, Ltd. (B)	2,390	91,179

	Shares	Value
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods (continued)
Hanesbrands, Inc. (A)	5,702	$ 84,675
NIKE, Inc., Class B	19,643	1,990,032
PVH Corp.	1,169	122,920
Ralph Lauren Corp.	784	91,900
Tapestry, Inc.	4,350	117,320
Under Armour, Inc., Class A (A) (B)	2,967	64,087
Under Armour, Inc., Class C (B)	3,067	58,825
VF Corp.	5,163	514,545

		3,135,483

Tobacco - 0.8%
Altria Group, Inc.	29,451	1,469,899
Philip Morris International, Inc.	24,528	2,087,088

		3,556,987

Trading Companies & Distributors - 0.2%
Fastenal Co.	9,042	334,102
United Rentals, Inc. (B)	1,185	197,622
WW Grainger, Inc.	688	232,902

		764,626

Water Utilities - 0.1%
American Water Works Co., Inc.	2,850	350,122

Wireless Telecommunication Services - 0.1%
T-Mobile US, Inc. (B)	4,991	391,394

Total Common Stocks (Cost $357,422,964)		421,862,953

SHORT-TERM INVESTMENT COMPANY - 1.3%
Money Market Fund - 1.3%
State Street Institutional Treasury Money Market Fund, 1.44% (D)	5,450,636	5,450,636

Total Short-Term Investment Company (Cost $5,450,636)		5,450,636

OTHER INVESTMENT COMPANY - 0.4%
Securities Lending Collateral - 0.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.56% (D)	1,630,939	1,630,939

Total Other Investment Company (Cost $1,630,939)		1,630,939

Total Investments (Cost $364,504,539)		428,944,528
Net Other Assets (Liabilities) - (0.2)%		(858,417)

Net Assets - 100.0%		$ 428,086,111

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	38	03/20/2020	$6,027,698	$6,139,090	$111,392	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2019

DeltaShares® S&P 500 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$421,862,953	$—	$—	$421,862,953
Short-Term Investment Company	5,450,636	—	—	5,450,636
Other Investment Company	1,630,939	—	—	1,630,939

Total Investments	$428,944,528	$—	$—	$428,944,528

Other Financial Instruments
Futures Contracts (F)	$111,392	$—	$—	$111,392

Total Other Financial Instruments	$111,392	$—	$—	$111,392

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $1,592,148. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing securities.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	Rates disclosed reflect the yields at December 31, 2019.
(E)	There were no transfers in or out of Level 3 during the year ended December 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(F)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2019

DeltaShares® S&P 600 Managed Risk ETF

(unaudited)

MARKET ENVIRONMENT

Stocks across the world posted positive returns in 2019. The S&P 500® also posted strong performance in 2019.

Global stock markets began the year on a positive note, with a snap recovery from the late December 2018 trough. This continued throughout January and shrugged off the longest government shutdown in U.S. history. Markets largely continued to rally through April, but gave up roughly half of their year-to-date gains in May. The loss was broad based, with domestic, international developed, and emerging markets all finishing the month sharply lower. However, the second quarter of 2019 finished on a higher note, with May losses closely mirrored by June gains, to complete a low volatility V-shaped quarter.

Domestic equity returns remained in positive territory in July with the S&P 500® hitting the 3,000 price level for the first time in history. In contrast, both developed and emerging market equities fluctuated between positive and negative territory, ending the month with losses. Equity volatility picked up in August, but remained somewhat moderate. During this time, bond markets rallied around the globe. While the U.S. Federal Reserve (“Fed”) had merely paused rate hikes for the first half of the year, the Fed commenced the first of three consecutive cuts in August. Volatility then subsided, and experienced further declines, boosted by the “Phase One Trade Deal” announced in December as markets rallied through the fiscal year end.

PERFORMANCE OVERVIEW

For the year ended December 31, 2019, the DeltaShares® S&P 600 Managed Risk ETF (NAV) returned 11.85%. By comparison, the S&P 600® Managed Risk 2.0 Index (the “Underlying Index”) 12.40% and the S&P SmallCap 600® Index returned 22.78%.

The Fund’s performance reflects annual operating expenses of the Fund, including management fees, brokerage expenses, and other fees and expenses. Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

STRATEGY REVIEW

The DeltaShares® S&P 600 Managed Risk ETF (the “Fund”) seeks to track the investment results, before fees and expenses, of the Underlying Index.

The Fund seeks to achieve this investment objective by holding a portfolio of securities that are included in the Underlying Index, including common stocks, U.S. Treasury bonds, and/or cash. The Underlying Index is designed to simulate, through a rules-based methodology, a dynamic portfolio with the aim of both managing the volatility of the Underlying Index and limiting losses from the Underlying Index’s equity exposure due to severe sustained market declines. The Underlying Index seeks to achieve these objectives by allocating weightings among the S&P SmallCap 600® Index, the S&P U.S. Treasury Bond Current 5-Year Index, and the S&P U.S. Treasury Bill 0-3 Month Index. The Fund may also use derivatives in an effort to gain exposure to underlying securities and markets in a more efficient manner, to optimize the execution processes and costs for portfolio transitions or for tax management purposes. Under normal circumstances, the Fund uses a replication strategy and generally expects to invest in substantially all of the securities in the Underlying Index.

During the 12-month period ended December 31, 2019, the largest contributors to the Fund’s absolute total return were equities within the information technology and industrials equity sectors. U.S. Treasury bonds also contributed modestly to performance. The largest detractors were equities within the energy sector.

During the fiscal year, the Fund used derivatives. These positions added to performance.

Blake Graves, CFA

Charles Lowery, CFA

Louis Ng

Co-Portfolio Managers

Milliman Financial Risk Management LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	98.6%
Other Investment Company	9.1
Short-Term Investment Company	0.9
Contingent Value Right	0.0
Net Other Assets (Liabilities) ^	(8.6)
Total	100.0%

Current	and future portfolio holdings are subject to change and risk.
^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica ETF Trust	Annual Report 2019

DeltaShares® S&P 600 Managed Risk ETF

(unaudited)

Performance as of December 31, 2019
	Average Annual Total Returns		Cumulative Total Returns		Inception Date
	1 Year	10 Year or Since Inception	1 Year	10 Year or Since Inception
Fund NAV	11.85%	5.89%	11.85%	14.87%	07/31/2017
Fund Market	11.85%	5.85%	11.85%	14.77%	07/31/2017
S&P SmallCap 600® Index (A)	22.78%	8.70%	22.78%	22.40%
S&P 600® Managed Risk 2.0 Index (A)(B)(C)(D)	12.40%	6.44%	12.40%	16.30%

(A) The S&P SmallCap 600® Index is a market-capitalization weighted index of 600 small-size U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The S&P 600® Managed Risk 2.0 Index is comprised of weightings amongst the S&P SmallCap 600® Index, the S&P U.S. Treasury Bond Current 5-Year Index, and the S&P U.S. Treasury Bill 0-3 Month Index. The S&P SmallCap 600® Managed Risk 2.0 Index rebalances on a daily basis.

(C) The S&P U.S. Treasury Bond Current 5-Year Index is a one-security index comprising the most recently issued 5-year U.S. Treasury note or bond.

(D) The S&P U.S. Treasury Bill 0-3 Month Index is designed to measure the performance of U.S. Treasury bills maturing in 0 to 3 months.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception calculation is based on the previous 10 years or since the inception date, whichever is more recent. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, a Fund’s performance is negatively impacted by these deductions. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. The Fund’s investment return and net asset value will fluctuate. Investors’ shares when sold may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.deltashares.com for performance data current to the most recent month end. Fund performance is net of investment fees and Fund expenses.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Fund shares are bought and sold at Market Price, not Net Asset Value (“NAV”), and are not individually redeemed from the fund. Net Asset Value is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in the portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated.

Exchange-Traded Funds (ETFs) are subject to market risk, including the loss of principal. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Shares of DeltaShares® ETFs may be bought and sold throughout the day on the exchange through any brokerage account. Buying and selling shares of ETFs will result in brokerage commissions. Diversification and asset allocation may not protect against market risk or loss of principal. Investing involves risk, including the possible loss of principal. There is no guarantee the investment objective will be achieved. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. The market prices of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. The principal risks include risks related to: Equity securities, index tracking, leveraging, derivatives such as futures, forwards, swaps, options, and investing in underlying exchange-traded funds. The use of derivatives may produce disproportionate gains or losses, may increase costs, and amplify risks.

Transamerica ETF Trust	Annual Report 2019

DeltaShares® S&P 600 Managed Risk ETF

SCHEDULE OF INVESTMENTS

At December 31, 2019

	Shares	Value
COMMON STOCKS - 98.6%
Aerospace & Defense - 1.6%
AAR Corp.	1,731	$ 78,068
Aerojet Rocketdyne Holdings, Inc. (A)	3,812	174,056
AeroVironment, Inc. (A)	1,137	70,199
Cubic Corp.	1,647	104,700
Moog, Inc., Class A	1,697	144,805
National Presto Industries, Inc. (B)	265	23,423
Park Aerospace Corp.	1,026	16,693
Triumph Group, Inc.	2,637	66,637

		678,581

Air Freight & Logistics - 0.6%
Atlas Air Worldwide Holdings, Inc. (A)	1,362	37,550
Echo Global Logistics, Inc. (A)	1,437	29,746
Forward Air Corp.	1,483	103,736
Hub Group, Inc., Class A (A)	1,757	90,117

		261,149

Airlines - 0.9%
Allegiant Travel Co.	695	120,958
Hawaiian Holdings, Inc.	2,453	71,848
SkyWest, Inc.	2,655	171,593

		364,399

Auto Components - 1.8%
American Axle & Manufacturing Holdings, Inc. (A)	5,922	63,721
Cooper Tire & Rubber Co.	2,642	75,957
Cooper-Standard Holdings, Inc. (A)	887	29,413
Dorman Products, Inc. (A)	1,536	116,306
Fox Factory Holding Corp. (A)	2,028	141,088
Garrett Motion, Inc. (A)	3,940	39,361
Gentherm, Inc. (A)	1,724	76,528
LCI Industries	1,318	141,197
Motorcar Parts of America, Inc. (A)	998	21,986
Standard Motor Products, Inc.	1,064	56,626

		762,183

Automobiles - 0.2%
Winnebago Industries, Inc.	1,774	93,986

Banks - 9.6%
Allegiance Bancshares, Inc. (A) (B)	1,008	37,901
Ameris Bancorp	3,448	146,678
Banc of California, Inc.	2,362	40,579
Banner Corp.	1,962	111,030
Berkshire Hills Bancorp, Inc.	2,261	74,342
Boston Private Financial Holdings, Inc.	4,383	52,727
Brookline Bancorp, Inc.	4,200	69,132
Cadence BanCorp	6,741	122,214
Central Pacific Financial Corp.	1,494	44,193
City Holding Co.	858	70,313
Columbia Banking System, Inc.	3,798	154,522
Community Bank System, Inc.	2,722	193,099
Customers Bancorp, Inc. (A)	1,517	36,120
CVB Financial Corp.	7,008	151,233
Dime Community Bancshares, Inc.	1,624	33,925
Eagle Bancorp, Inc.	1,768	85,978
First BanCorp	11,445	121,203
First Commonwealth Financial Corp.	5,177	75,118
First Financial Bancorp	5,233	133,128
First Midwest Bancorp, Inc.	5,791	133,540
Franklin Financial Network, Inc.	705	24,203

	Shares	Value
COMMON STOCKS (continued)
Banks (continued)
Glacier Bancorp, Inc.	4,514	$ 207,599
Great Western Bancorp, Inc.	2,964	102,969
Hanmi Financial Corp.	1,638	32,752
Heritage Financial Corp.	1,928	54,562
Hope Bancorp, Inc.	6,671	99,131
Independent Bank Corp.	1,810	150,683
National Bank Holdings Corp., Class A	1,641	57,796
NBT Bancorp, Inc.	2,306	93,531
OFG Bancorp	2,704	63,841
Old National Bancorp	8,953	163,750
Opus Bank	1,138	29,440
Pacific Premier Bancorp, Inc.	3,126	101,923
Preferred Bank	716	43,024
S&T Bancorp, Inc.	2,029	81,748
Seacoast Banking Corp. of Florida (A)	2,711	82,875
ServisFirst Bancshares, Inc.	2,427	91,449
Simmons First National Corp., Class A	6,001	160,767
Southside Bancshares, Inc.	1,671	62,061
Tompkins Financial Corp.	645	59,018
Triumph Bancorp, Inc. (A)	1,228	46,689
United Community Banks, Inc.	4,159	128,430
Veritex Holdings, Inc.	2,487	72,446
Westamerica Bancorporation	1,425	96,572

		3,994,234

Beverages - 0.3%
Coca-Cola Consolidated, Inc.	244	69,308
MGP Ingredients, Inc. (B)	699	33,867
National Beverage Corp. (A) (B)	613	31,275

		134,450

Biotechnology - 2.7%
Acorda Therapeutics, Inc. (A) (B)	2,529	5,159
AMAG Pharmaceuticals, Inc. (A) (B)	1,786	21,736
Anika Therapeutics, Inc. (A)	751	38,939
Cytokinetics, Inc. (A) (B)	3,111	33,008
Eagle Pharmaceuticals, Inc. (A) (B)	533	32,023
Emergent BioSolutions, Inc. (A)	2,311	124,678
Enanta Pharmaceuticals, Inc. (A)	841	51,957
Medicines Co. (A) (B)	3,914	332,455
Momenta Pharmaceuticals, Inc. (A)	5,977	117,926
Myriad Genetics, Inc. (A)	3,917	106,660
Progenics Pharmaceuticals, Inc. (A)	4,551	23,165
REGENXBIO, Inc. (A)	1,650	67,601
Spectrum Pharmaceuticals, Inc. (A)	5,949	21,654
Vanda Pharmaceuticals, Inc. (A)	2,808	46,079
Xencor, Inc. (A) (B)	2,598	89,345

		1,112,385

Building Products - 2.0%
AAON, Inc.	2,140	105,737
American Woodmark Corp. (A)	820	85,698
Apogee Enterprises, Inc.	1,398	45,435
Gibraltar Industries, Inc. (A)	1,699	85,698
Griffon Corp.	2,243	45,600
Insteel Industries, Inc.	963	20,695
Patrick Industries, Inc.	1,176	61,658
PGT Innovations, Inc. (A)	3,075	45,848
Quanex Building Products Corp.	1,746	29,822
Simpson Manufacturing Co., Inc.	2,124	170,409

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2019

DeltaShares® S&P 600 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Building Products (continued)
Universal Forest Products, Inc.	3,232	$ 154,166

		850,766

Capital Markets - 0.8%
Blucora, Inc. (A)	2,577	67,363
Donnelley Financial Solutions, Inc.	1,644	17,213
Greenhill & Co., Inc.	784	13,391
INTL. FCStone, Inc. (A)	858	41,896
Piper Jaffray Cos.	756	60,434
Virtus Investment Partners, Inc.	340	41,385
Waddell & Reed Financial, Inc., Class A	3,703	61,914
WisdomTree Investments, Inc.	6,211	30,061

		333,657

Chemicals - 2.9%
AdvanSix, Inc. (A)	1,470	29,341
American Vanguard Corp.	1,399	27,239
Balchem Corp.	1,694	172,161
Ferro Corp. (A)	4,316	64,006
FutureFuel Corp.	1,359	16,838
GCP Applied Technologies, Inc. (A)	2,832	64,315
Hawkins, Inc.	498	22,813
HB Fuller Co. (B)	2,684	138,414
Innophos Holdings, Inc.	1,037	33,163
Innospec, Inc.	1,290	133,438
Koppers Holdings, Inc. (A)	1,090	41,660
Kraton Corp. (A)	1,669	42,259
Livent Corp. (A) (B)	7,687	65,724
LSB Industries, Inc. (A)	1,152	4,838
Quaker Chemical Corp. (B)	682	112,203
Rayonier Advanced Materials, Inc.	2,629	10,095
Stepan Co.	1,055	108,074
Tredegar Corp.	1,299	29,033
Trinseo SA	2,063	76,764

		1,192,378

Commercial Services & Supplies - 2.3%
ABM Industries, Inc.	3,497	131,872
Brady Corp., Class A	2,620	150,021
Harsco Corp. (A)	4,139	95,238
Interface, Inc.	3,076	51,031
Matthews International Corp., Class A	1,650	62,981
Mobile Mini, Inc.	2,323	88,065
Pitney Bowes, Inc. (B)	8,996	36,254
R.R. Donnelley & Sons Co.	3,733	14,745
Team, Inc. (A)	1,599	25,536
UniFirst Corp.	806	162,796
US Ecology, Inc.	1,340	77,599
Viad Corp.	1,070	72,225

		968,363

Communications Equipment - 1.1%
ADTRAN, Inc.	2,518	24,903
Applied Optoelectronics, Inc. (A) (B)	1,006	11,951
CalAmp Corp. (A)	1,797	17,215
Comtech Telecommunications Corp.	1,284	45,569
Digi International, Inc. (A)	1,491	26,421
Extreme Networks, Inc. (A)	6,401	47,175
Harmonic, Inc. (A)	4,757	37,105
NETGEAR, Inc. (A)	1,587	38,897

	Shares	Value
COMMON STOCKS (continued)
Communications Equipment (continued)
Plantronics, Inc. (B)	1,723	$ 47,107
Viavi Solutions, Inc. (A)	12,100	181,500

		477,843

Construction & Engineering - 0.8%
Aegion Corp. (A)	1,620	36,239
Arcosa, Inc.	2,548	113,513
Comfort Systems USA, Inc.	1,931	96,260
Granite Construction, Inc. (B)	2,461	68,096
MYR Group, Inc. (A)	877	28,582

		342,690

Construction Materials - 0.1%
US Concrete, Inc. (A)	835	34,786

Consumer Finance - 0.5%
Encore Capital Group, Inc. (A) (B)	1,456	51,484
Enova International, Inc. (A)	1,778	42,779
EZCORP, Inc., Class A (A) (B)	2,768	18,878
PRA Group, Inc. (A)	2,391	86,793
World Acceptance Corp. (A) (B)	292	25,229

		225,163

Containers & Packaging - 0.1%
Myers Industries, Inc.	1,870	31,192

Distributors - 0.2%
Core-Mark Holding Co., Inc.	2,399	65,229

Diversified Consumer Services - 0.7%
American Public Education, Inc. (A)	811	22,213
Perdoceo Education Corp.	3,706	68,153
Regis Corp. (A)	1,273	22,749
Strategic Education, Inc.	1,157	183,847

		296,962

Diversified Financial Services - 0.2%
FGL Holdings	6,886	73,336

Diversified Telecommunication Services - 1.0%
ATN International, Inc.	573	31,738
Cincinnati Bell, Inc. (A) (B)	2,655	27,798
Cogent Communications Holdings, Inc.	2,195	144,453
Consolidated Communications Holdings, Inc.	3,795	14,725
Iridium Communications, Inc. (A)	5,108	125,861
Vonage Holdings Corp. (A)	12,009	88,987

		433,562

Electric Utilities - 0.3%
E.I. Paso Electric Co.	2,145	145,624

Electrical Equipment - 0.5%
AZZ, Inc.	1,377	63,273
Encore Wire Corp.	1,104	63,370
Powell Industries, Inc.	464	22,731
Vicor Corp. (A)	965	45,085

		194,459

Electronic Equipment, Instruments & Components - 4.3%
Anixter International, Inc. (A)	1,585	145,978
Arlo Technologies, Inc. (A)	3,986	16,781
Badger Meter, Inc.	1,533	99,538
Bel Fuse, Inc., Class B	533	10,927
Benchmark Electronics, Inc.	1,981	68,067
CTS Corp.	1,717	51,527
Daktronics, Inc.	1,973	12,016

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2019

DeltaShares® S&P 600 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components (continued)
ePlus, Inc. (A)	711	$ 59,930
Fabrinet (A)	1,948	126,308
FARO Technologies, Inc. (A)	916	46,121
Insight Enterprises, Inc. (A)	1,884	132,426
Itron, Inc. (A)	1,854	155,643
Kemet Corp.	3,059	82,746
Knowles Corp. (A)	4,531	95,831
Methode Electronics, Inc.	1,953	76,851
MTS Systems Corp.	937	45,004
OSI Systems, Inc. (A)	899	90,565
Plexus Corp. (A)	1,536	118,180
Rogers Corp. (A)	978	121,986
Sanmina Corp. (A)	3,685	126,174
ScanSource, Inc. (A)	1,330	49,144
TTM Technologies, Inc. (A)	5,166	77,748

		1,809,491

Energy Equipment & Services - 1.9%
Archrock, Inc.	6,719	67,459
Diamond Offshore Drilling, Inc. (A) (B)	3,408	24,503
DMC Global, Inc. (B)	771	34,649
Dril-Quip, Inc. (A)	1,905	89,363
Era Group, Inc. (A)	1,043	10,607
Exterran Corp. (A)	1,482	11,604
Geospace Technologies Corp. (A)	718	12,041
Helix Energy Solutions Group, Inc. (A)	7,444	71,686
KLX Energy Services Holdings, Inc. (A)	1,106	7,123
Matrix Service Co. (A)	1,430	32,718
McDermott International, Inc. (A) (B)	9,574	6,478
Nabors Industries, Ltd.	17,796	51,252
Newpark Resources, Inc. (A)	4,724	29,619
Noble Corp. PLC (A)	13,122	16,009
Oceaneering International, Inc. (A)	5,209	77,666
Oil States International, Inc. (A)	3,186	51,964
ProPetro Holding Corp. (A)	4,336	48,780
RPC, Inc. (B)	2,711	14,206
SEACOR Holdings, Inc. (A)	924	39,871
TETRA Technologies, Inc. (A)	6,610	12,956
US Silica Holdings, Inc. (B)	3,874	23,825
Valaris PLC (A) (B)	10,419	68,349

		802,728

Entertainment - 0.2%
Glu Mobile, Inc. (A)	6,064	36,687
Marcus Corp.	1,210	38,442

		75,129

Equity Real Estate Investment Trusts - 6.9%
Acadia Realty Trust	4,578	118,708
Agree Realty Corp.	2,233	156,690
American Assets Trust, Inc.	2,526	115,943
Armada Hoffler Properties, Inc.	2,918	53,545
CareTrust, Inc.	5,032	103,810
CBL & Associates Properties, Inc. (B)	9,136	9,593
Cedar Realty Trust, Inc.	4,525	13,349
Chatham Lodging Trust (B)	2,471	45,318
Community Healthcare Trust, Inc.	999	42,817
DiamondRock Hospitality Co.	10,541	116,794
Easterly Government Properties, Inc.	3,905	92,666
Essential Properties Realty Trust, Inc.	4,267	105,864

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (continued)
Four Corners Property Trust, Inc.	3,629	$ 102,301
Franklin Street Properties Corp. (B)	5,646	48,330
Getty Realty Corp.	1,801	59,199
Global Net Lease, Inc.	4,710	95,519
Hersha Hospitality Trust	1,891	27,514
Independence Realty Trust, Inc.	4,786	67,387
Industrial Logistics Properties Trust (B)	3,432	76,945
Innovative Industrial Properties, Inc. (B)	624	47,343
iStar, Inc.	3,110	45,126
Kite Realty Group Trust	4,422	86,362
Lexington Realty Trust	13,052	138,612
LTC Properties, Inc.	2,093	93,704
National Storage Affiliates Trust	3,124	105,029
Office Properties Income Trust	2,538	81,571
Pennsylvania Real Estate Investment Trust (B)	3,146	16,768
Retail Opportunity Investments Corp.	6,108	107,867
RPT Realty	4,232	63,649
Safehold, Inc.	654	26,356
Saul Centers, Inc.	620	32,724
Summit Hotel Properties, Inc. (B)	5,537	68,327
Uniti Group, Inc. (B)	10,177	83,553
Universal Health Realty Income Trust	666	78,162
Urstadt Biddle Properties, Inc., Class A	1,574	39,098
Washington Prime Group, Inc. (B)	9,825	35,763
Washington Real Estate Investment Trust	4,244	123,840
Whitestone, REIT (B)	2,140	29,147
Xenia Hotels & Resorts, Inc.	5,931	128,169

		2,883,462

Food & Staples Retailing - 0.6%
Andersons, Inc.	1,717	43,406
Chefs’ Warehouse, Inc. (A)	1,342	51,144
PriceSmart, Inc.	1,174	83,377
SpartanNash Co.	1,914	27,255
United Natural Foods, Inc. (A)	2,808	24,598

		229,780

Food Products - 1.7%
B&G Foods, Inc. (B)	3,372	60,460
Cal-Maine Foods, Inc.	1,595	68,186
Calavo Growers, Inc.	862	78,089
Darling Ingredients, Inc. (A)	8,620	242,050
Fresh Del Monte Produce, Inc.	1,595	55,793
J&J Snack Foods Corp.	786	144,836
John B Sanfilippo & Son, Inc.	463	42,263
Seneca Foods Corp., Class A (A)	360	14,684

		706,361

Gas Utilities - 0.7%
NorthWest Natural Holding Co.	1,603	118,189
South Jersey Industries, Inc.	4,865	160,448

		278,637

Health Care Equipment & Supplies - 3.2%
AngioDynamics, Inc. (A)	1,981	31,716
Cardiovascular Systems, Inc. (A)	1,853	90,037
CONMED Corp.	1,494	167,074
CryoLife, Inc. (A)	1,975	53,503
Cutera, Inc. (A)	749	26,822
Heska Corp. (A)	371	35,594

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2019

DeltaShares® S&P 600 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
Inogen, Inc. (A)	961	$ 65,665
Integer Holdings Corp. (A)	1,721	138,420
Invacare Corp.	1,773	15,992
Lantheus Holdings, Inc. (A)	2,067	42,394
LeMaitre Vascular, Inc.	863	31,025
Meridian Bioscience, Inc.	2,251	21,992
Merit Medical Systems, Inc. (A)	2,907	90,757
Mesa Laboratories, Inc.	211	52,623
Natus Medical, Inc. (A)	1,795	59,217
Neogen Corp. (A)	2,760	180,118
OraSure Technologies, Inc. (A)	3,250	26,097
Orthofix Medical, Inc. (A)	1,003	46,319
Surmodics, Inc. (A)	713	29,540
Tactile Systems Technology, Inc. (A) (B)	1,002	67,645
Varex Imaging Corp. (A)	2,020	60,216

		1,332,766

Health Care Providers & Services - 3.2%
Addus HomeCare Corp. (A)	713	69,318
AMN Healthcare Services, Inc. (A)	2,460	153,283
BioTelemetry, Inc. (A)	1,790	82,877
Community Health Systems, Inc. (A)	6,205	17,994
Convetrus, Inc. (A) (B)	5,136	67,795
CorVel Corp. (A)	472	41,234
Cross Country Healthcare, Inc. (A)	1,942	22,566
Diplomat Pharmacy, Inc. (A)	3,040	12,160
Ensign Group, Inc.	2,641	119,822
Hanger, Inc. (A)	1,966	54,281
LHC Group, Inc. (A)	1,560	214,906
Magellan Health, Inc. (A)	1,147	89,753
Owens & Minor, Inc.	3,309	17,107
Pennant Group, Inc. (A)	1,378	45,570
Providence Service Corp. (A)	604	35,745
RadNet, Inc. (A)	2,197	44,599
Select Medical Holdings Corp. (A)	5,658	132,058
Tivity Health, Inc. (A) (B)	2,274	46,264
US Physical Therapy, Inc.	673	76,958

		1,344,290

Health Care Technology - 1.1%
Computer Programs & Systems, Inc.	658	17,371
HealthStream, Inc. (A)	1,347	36,638
HMS Holdings Corp. (A)	4,639	137,314
NextGen Healthcare, Inc. (A)	2,550	40,979
Omnicell, Inc. (A)	2,208	180,438
Tabula Rasa HealthCare, Inc. (A) (B)	1,035	50,384

		463,124

Hotels, Restaurants & Leisure - 1.5%
BJ’s Restaurants, Inc.	1,009	38,302
Bloomin’ Brands, Inc.	4,574	100,948
Chuy’s Holdings, Inc. (A)	875	22,680
Dave & Buster’s Entertainment, Inc. (B)	1,623	65,196
Dine Brands Global, Inc. (B)	884	73,832
El Pollo Loco Holdings, Inc. (A)	1,029	15,579
Fiesta Restaurant Group, Inc. (A)	1,128	11,156
Monarch Casino & Resort, Inc. (A)	628	30,489
Red Robin Gourmet Burgers, Inc. (A) (B)	681	22,486
Ruth’s Hospitality Group, Inc.	1,429	31,102
Shake Shack, Inc., Class A (A) (B)	1,635	97,397

	Shares	Value
COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (continued)
Wingstop, Inc.	1,551	$ 133,743

		642,910

Household Durables - 2.4%
Cavco Industries, Inc. (A)	452	88,312
Century Communities, Inc. (A)	1,419	38,810
Ethan Allen Interiors, Inc.	1,288	24,549
Installed Building Products, Inc. (A)	1,122	77,272
iRobot Corp. (A) (B)	1,489	75,388
La-Z-Boy, Inc.	2,442	76,874
LGI Homes, Inc. (A)	1,051	74,253
M/I Homes, Inc. (A)	1,482	58,317
MDC Holdings, Inc.	2,637	100,628
Meritage Homes Corp. (A)	1,896	115,865
TopBuild Corp. (A)	1,788	184,307
Tupperware Brands Corp.	2,575	22,093
Universal Electronics, Inc. (A)	733	38,307
William Lyon Homes, Class A (A)	1,739	34,745

		1,009,720

Household Products - 0.5%
Central Garden & Pet Co. (A)	516	16,032
Central Garden & Pet Co., Class A (A)	2,116	62,126
WD-40 Co. (B)	722	140,169

		218,327

Industrial Conglomerates - 0.2%
Raven Industries, Inc.	1,883	64,888

Insurance - 2.6%
Ambac Financial Group, Inc. (A)	2,399	51,746
American Equity Investment Life Holding Co.	4,794	143,484
AMERISAFE, Inc.	1,016	67,086
eHealth, Inc. (A) (B)	1,070	102,806
Employers Holdings, Inc.	1,675	69,931
HCI Group, Inc.	338	15,430
Horace Mann Educators Corp.	2,170	94,742
James River Group Holdings, Ltd.	1,601	65,977
Kinsale Capital Group, Inc.	1,085	110,301
ProAssurance Corp.	2,832	102,349
Safety Insurance Group, Inc.	770	71,248
Stewart Information Services Corp.	1,248	50,906
Third Point Reinsurance, Ltd. (A)	4,217	44,363
United Fire Group, Inc.	1,120	48,978
United Insurance Holdings Corp.	1,093	13,783
Universal Insurance Holdings, Inc.	1,609	45,036

		1,098,166

Interactive Media & Services - 0.1%
Care.com, Inc. (A)	1,484	22,304
QuinStreet, Inc. (A)	2,428	37,173

		59,477

Internet & Direct Marketing Retail - 0.4%
Liquidity Services, Inc. (A)	1,418	8,452
PetMed Express, Inc. (B)	1,062	24,978
Shutterstock, Inc. (A)	1,008	43,223
Stamps.com, Inc. (A)	854	71,326

		147,979

IT Services - 2.1%
Cardtronics PLC, Class A (A)	1,902	84,924
CSG Systems International, Inc.	1,735	89,838

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2019

DeltaShares® S&P 600 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
IT Services (continued)
EVERTEC, Inc.	3,143	$ 106,988
ExlService Holdings, Inc. (A)	1,795	124,681
ManTech International Corp., Class A	1,417	113,190
NIC, Inc.	3,526	78,806
Perficient, Inc. (A)	1,717	79,102
Sykes Enterprises, Inc. (A)	2,029	75,053
TTEC Holdings, Inc.	930	36,847
Unisys Corp. (A)	2,727	32,342
Virtusa Corp. (A)	1,571	71,213

		892,984

Leisure Products - 0.4%
Callaway Golf Co.	4,955	105,046
Sturm Ruger & Co., Inc. (B)	875	41,151
Vista Outdoor, Inc. (A)	3,045	22,777

		168,974

Life Sciences Tools & Services - 0.8%
Luminex Corp.	2,206	51,091
Medpace Holdings, Inc. (A)	1,442	121,215
NeoGenomics, Inc. (A)	5,498	160,816

		333,122

Machinery - 5.5%
Actuant Corp., Class A	2,837	73,847
Alamo Group, Inc.	511	64,156
Albany International Corp., Class A	1,617	122,763
Astec Industries, Inc.	1,187	49,854
Barnes Group, Inc.	2,510	155,520
Briggs & Stratton Corp. (B)	2,237	14,898
Chart Industries, Inc. (A)	1,885	127,219
CIRCOR International, Inc. (A)	1,048	48,459
EnPro Industries, Inc.	1,094	73,167
ESCO Technologies, Inc.	1,368	126,540
Federal Signal Corp.	3,186	102,748
Franklin Electric Co., Inc.	2,026	116,130
Greenbrier Cos., Inc.	1,716	55,650
Hillenbrand, Inc.	3,902	129,976
John Bean Technologies Corp.	1,667	187,804
Lindsay Corp.	569	54,618
Lydall, Inc. (A)	923	18,940
Mueller Industries, Inc.	2,999	95,218
Proto Labs, Inc. (A)	1,409	143,084
SPX Corp. (A)	2,324	118,245
SPX Flow, Inc. (A)	2,241	109,518
Standex International Corp.	656	52,054
Tennant Co.	962	74,959
Titan International, Inc.	2,635	9,539
Wabash National Corp.	2,848	41,837
Watts Water Technologies, Inc., Class A	1,453	144,951

		2,311,694

Marine - 0.2%
Matson, Inc.	2,257	92,086

Media - 0.4%
EW Scripps Co., Class A	2,869	45,072
Gannett Co., Inc. (B)	6,470	41,279
Scholastic Corp.	1,619	62,250
TechTarget, Inc. (A)	1,208	31,529

		180,130

	Shares	Value
COMMON STOCKS (continued)
Metals & Mining - 1.2%
AK Steel Holding Corp. (A) (B)	16,663	$ 54,821
Century Aluminum Co. (A)	2,621	19,697
Cleveland-Cliffs, Inc. (B)	14,221	119,456
Haynes International, Inc.	659	23,579
Kaiser Aluminum Corp.	836	92,704
Materion Corp.	1,074	63,849
Olympic Steel, Inc.	481	8,620
SunCoke Energy, Inc.	4,568	28,459
TimkenSteel Corp. (A)	2,100	16,506
Warrior Met Coal, Inc.	2,689	56,819

		484,510

Mortgage Real Estate Investment Trusts - 1.9%
Apollo Commercial Real Estate Finance, Inc.	7,519	137,522
ARMOUR Residential, Inc. (B)	3,101	55,415
Capstead Mortgage Corp.	4,981	39,450
Granite Point Mortgage Trust, Inc.	2,888	53,081
Invesco Mortgage Capital, Inc.	7,519	125,191
KKR Real Estate Finance Trust, Inc. (B)	1,271	25,954
New York Mortgage Trust, Inc.	15,342	95,581
PennyMac Mortgage Investment Trust	5,274	117,557
Ready Capital Corp. (B)	1,856	28,620
Redwood Trust, Inc.	5,934	98,148

		776,519

Multi-Utilities - 0.4%
Avista Corp.	3,513	168,940

Multiline Retail - 0.2%
Big Lots, Inc. (B)	2,054	58,991
JC Penney Co., Inc. (A) (B)	15,838	17,738

		76,729

Oil, Gas & Consumable Fuels - 2.3%
Bonanza Creek Energy, Inc. (A)	978	22,827
Callon Petroleum Co. (A)	20,560	99,305
Consol Energy, Inc. (A)	1,364	19,792
Denbury Resources, Inc. (A)	25,944	36,581
Green Plains, Inc.	1,780	27,465
Gulfport Energy Corp. (A) (B)	7,653	23,265
HighPoint Resources Corp. (A)	5,738	9,697
Jagged Peak Energy, Inc. (A) (B)	3,147	26,718
Laredo Petroleum, Inc. (A)	9,490	27,236
Oasis Petroleum, Inc. (A)	15,227	49,640
Par Pacific Holdings, Inc. (A)	1,940	45,086
PDC Energy, Inc. (A)	3,101	81,153
Penn Virginia Corp. (A)	709	21,518
QEP Resources, Inc.	12,521	56,345
Range Resources Corp. (B)	10,988	53,292
Renewable Energy Group, Inc. (A) (B)	2,052	55,301
REX American Resources Corp. (A)	295	24,178
Ring Energy, Inc. (A) (B)	3,142	8,295
SM Energy Co.	5,586	62,787
Southwestern Energy Co. (A) (B)	28,502	68,975
SRC Energy, Inc. (A)	12,825	52,839
Talos Energy, Inc. (A)	1,056	31,838
Whiting Petroleum Corp. (A) (B)	4,807	35,283

		939,416

Paper & Forest Products - 0.7%
Boise Cascade Co.	2,052	74,960

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2019

DeltaShares® S&P 600 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Paper & Forest Products (continued)
Clearwater Paper Corp. (A)	870	$ 18,583
Mercer International, Inc.	2,108	25,928
Neenah, Inc.	885	62,330
P.H. Glatfelter Co.	2,326	42,566
Schweitzer-Mauduit International, Inc.	1,627	68,318

		292,685

Personal Products - 0.8%
Avon Products, Inc.	23,327	131,564
Inter Parfums, Inc.	928	67,475
Medifast, Inc. (B)	612	67,063
USANA Health Sciences, Inc. (A)	661	51,922

		318,024

Pharmaceuticals - 1.1%
Akorn, Inc. (A)	4,982	7,473
Amphastar Pharmaceuticals, Inc. (A)	1,804	34,799
ANI Pharmaceuticals, Inc. (A)	490	30,218
Corcept Therapeutics, Inc. (A) (B)	5,416	65,534
Endo International PLC (A)	10,627	49,841
Innoviva, Inc. (A)	3,520	49,843
Lannett Co., Inc. (A) (B)	1,763	15,550
Pacira BioSciences, Inc. (A)	2,197	99,524
Phibro Animal Health Corp., Class A	1,068	26,518
Supernus Pharmaceuticals, Inc. (A)	2,762	65,515

		444,815

Professional Services - 1.2%
Exponent, Inc.	2,729	188,328
Forrester Research, Inc.	559	23,311
Heidrick & Struggles International, Inc.	1,009	32,793
Kelly Services, Inc., Class A	1,747	39,447
Korn Ferry	2,913	123,511
Resources Connection, Inc.	1,585	25,883
TrueBlue, Inc. (A)	2,051	49,347

		482,620

Real Estate Management & Development - 0.4%
Marcus & Millichap, Inc. (A)	1,236	46,041
RE/MAX Holdings, Inc., Class A	939	36,142
Realogy Holdings Corp. (B)	6,021	58,283
St. Joe Co. (A) (B)	1,658	32,878

		173,344

Road & Rail - 0.6%
ArcBest Corp.	1,343	37,067
Heartland Express, Inc.	2,462	51,825
Marten Transport, Ltd.	2,045	43,947
Saia, Inc. (A)	1,366	127,202

		260,041

Semiconductors & Semiconductor Equipment - 3.5%
Advanced Energy Industries, Inc. (A)	2,017	143,610
Axcelis Technologies, Inc. (A)	1,707	41,130
Brooks Automation, Inc.	3,807	159,742
CEVA, Inc. (A)	1,158	31,220
Cohu, Inc.	2,173	49,653
Diodes, Inc. (A)	2,177	122,717
DSP Group, Inc. (A)	1,211	19,061
FormFactor, Inc. (A)	3,986	103,516
Ichor Holdings, Ltd. (A)	1,184	39,392
Kulicke & Soffa Industries, Inc.	3,339	90,821

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
MaxLinear, Inc. (A)	3,429	$ 72,763
Onto Innovation, Inc. (A)	2,583	94,383
PDF Solutions, Inc. (A)	1,465	24,744
Photronics, Inc. (A)	3,538	55,759
Power Integrations, Inc.	1,549	153,212
Rambus, Inc. (A)	5,871	80,873
SMART Global Holdings, Inc. (A)	693	26,292
Ultra Clean Holdings, Inc. (A)	2,096	49,193
Veeco Instruments, Inc. (A)	2,575	37,814
Xperi Corp.	2,609	48,267

		1,444,162

Software - 2.3%
8x8, Inc. (A)	5,277	96,569
Agilysys, Inc. (A)	1,071	27,214
Alarm.com Holdings, Inc. (A)	1,918	82,416
Bottomline Technologies de, Inc. (A)	2,007	107,575
Ebix, Inc. (B)	1,172	39,157
LivePerson, Inc. (A) (B)	3,242	119,954
MicroStrategy, Inc., Class A (A)	433	61,759
Onespan, Inc. (A)	1,715	29,361
Progress Software Corp.	2,358	97,975
Qualys, Inc. (A)	1,755	146,314
SPS Commerce, Inc. (A)	1,834	101,640
TiVo Corp.	6,668	56,545

		966,479

Specialty Retail - 3.7%
Abercrombie & Fitch Co., Class A	3,304	57,126
Asbury Automotive Group, Inc. (A)	1,019	113,914
Barnes & Noble Education, Inc.	2,035	8,689
Boot Barn Holdings, Inc. (A)	1,504	66,973
Buckle, Inc. (B)	1,503	40,641
Caleres, Inc.	2,144	50,920
Cato Corp., Class A	1,144	19,906
Chico’s FAS, Inc.	6,246	23,797
Children’s Place, Inc. (B)	820	51,266
Conn’s, Inc. (A) (B)	1,004	12,440
Designer Brands, Inc., Class A	2,905	45,725
Express, Inc. (A)	3,542	17,250
GameStop Corp., Class A (B)	3,470	21,098
Genesco, Inc. (A)	750	35,940
Group 1 Automotive, Inc.	922	92,200
Guess?, Inc. (B)	2,247	50,288
Haverty Furniture Cos., Inc.	953	19,213
Hibbett Sports, Inc. (A)	928	26,021
Lithia Motors, Inc., Class A	1,192	175,224
Lumber Liquidators Holdings, Inc. (A) (B)	1,512	14,772
MarineMax, Inc. (A)	1,130	18,860
Michaels Cos., Inc. (A)	4,019	32,514
Monro, Inc.	1,752	137,006
Office Depot, Inc.	28,775	78,844
Rent-A-Center, Inc.	2,595	74,840
Shoe Carnival, Inc. (B)	471	17,559
Signet Jewelers, Ltd. (B)	2,756	59,915
Sleep Number Corp. (A)	1,497	73,712
Sonic Automotive, Inc., Class A	1,278	39,618
Tailored Brands, Inc. (B)	2,667	11,041

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2019

DeltaShares® S&P 600 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail (continued)
Zumiez, Inc. (A)	1,073	$ 37,061

		1,524,373

Technology Hardware, Storage & Peripherals - 0.2%
3D Systems Corp. (A)	6,235	54,556
Diebold Nixdorf, Inc. (A) (B)	4,044	42,705

		97,261

Textiles, Apparel & Luxury Goods - 1.9%
Crocs, Inc. (A)	3,612	151,307
Fossil Group, Inc. (A)	2,447	19,282
G-III Apparel Group, Ltd. (A)	2,266	75,911
Kontoor Brands, Inc. (B)	2,459	103,253
Movado Group, Inc.	864	18,783
Oxford Industries, Inc.	897	67,652
Steven Madden, Ltd.	4,074	175,223
Unifi, Inc. (A)	769	19,425
Vera Bradley, Inc. (A)	1,235	14,573
Wolverine World Wide, Inc.	4,259	143,699

		789,108

Thrifts & Mortgage Finance - 1.8%
Axos Financial, Inc. (A)	2,808	85,026
Flagstar Bancorp, Inc.	1,815	69,424
HomeStreet, Inc. (A)	1,285	43,690
Meta Financial Group, Inc.	1,821	66,485
NMI Holdings, Inc., Class A (A)	3,580	118,785
Northfield Bancorp, Inc.	2,279	38,652
Northwest Bancshares, Inc.	5,280	87,806
Provident Financial Services, Inc.	3,162	77,943
TrustCo Bank Corp.	5,103	44,243
Walker & Dunlop, Inc.	1,509	97,602

		729,656

Tobacco - 0.4%
Universal Corp.	1,306	74,521
Vector Group, Ltd. (B)	6,070	81,277

		155,798

Trading Companies & Distributors - 0.9%
Applied Industrial Technologies, Inc.	2,035	135,714
DXP Enterprises, Inc. (A)	843	33,560
Foundation Building Materials, Inc. (A)	932	18,034
GMS, Inc. (A)	2,220	60,117

	Shares	Value
COMMON STOCKS (continued)
Trading Companies & Distributors (continued)
Kaman Corp.	1,467	$ 96,705
Veritiv Corp. (A)	670	13,179

		357,309

Water Utilities - 0.7%
American States Water Co.	1,940	168,081
California Water Service Group	2,535	130,705

		298,786

Wireless Telecommunication Services - 0.3%
Shenandoah Telecommunications Co.	2,468	102,694
Spok Holdings, Inc.	923	11,288

		113,982

Total Common Stocks (Cost $38,329,513)		41,108,159

CONTINGENT VALUE RIGHT - 0.0%
Chemicals - 0.0%
A. Schulman, Inc. (C) (D) (E)	1,541	0

Total Contingent Value Right (Cost $668)		0

SHORT-TERM INVESTMENT COMPANY - 0.9%
Money Market Fund - 0.9%
State Street Institutional Treasury Money Market Fund, 1.44% (F)	367,778	367,778

Total Short-Term Investment Company (Cost $367,778)		367,778

OTHER INVESTMENT COMPANY - 9.1%
Securities Lending Collateral - 9.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.56% (F)	3,812,419	3,812,419

Total Other Investment Company (Cost $3,812,419)		3,812,419

Total Investments (Cost $42,510,378)		45,288,356
Net Other Assets (Liabilities) - (8.6)%		(3,581,455)

Net Assets - 100.0%		$ 41,706,901

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
E-Mini Russell 2000® Index	7	03/20/2020	$579,365	$584,710	$5,345	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2019

DeltaShares® S&P 600 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

SECURITY VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (H)	Value
ASSETS
Investments
Common Stocks	$41,108,159	$—	$—	$41,108,159
Contingent Value Right	—	—	0	0
Short-Term Investment Company	367,778	—	—	367,778
Other Investment Company	3,812,419	—	—	3,812,419

Total Investments	$45,288,356	$—	$0	$45,288,356

Other Financial Instruments
Futures Contracts (I)	$5,345	$—	$—	$5,345

Total Other Financial Instruments	$5,345	$—	$—	$5,345

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $3,707,062. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Security deemed worthless.
(D)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2019, the value of the security is $0, representing 0.00% of the Fund’s net assets.
(E)	Security is Level 3 of the fair value hierarchy.
(F)	Rates disclosed reflect the yields at December 31, 2019.
(G)	There were no transfers in or out of Level 3 during the period ended December 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(H)	Level 3 securities were not considered significant to the Fund.
(I)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2019

DeltaShares® S&P EM 100 & Managed Risk ETF

(unaudited)

MARKET ENVIRONMENT

Stocks across the world posted positive returns in 2019. The S&P 500® also posted strong performance in 2019.

Global stock markets began the year on a positive note, with a snap recovery from the late December 2018 trough. This continued throughout January and shrugged off the longest government shutdown in U.S. history. Markets largely continued to rally through April, but gave up roughly half of their year-to-date gains in May. The loss was broad based, with domestic, international developed, and emerging markets all finishing the month sharply lower. However, the second quarter of 2019 finished on a higher note, with May losses closely mirrored by June gains, to complete a low volatility V-shaped quarter.

Domestic equity returns remained in positive territory in July with the S&P 500® hitting the 3,000 price level for the first time in history. In contrast, both developed and emerging market equities fluctuated between positive and negative territory, ending the month with losses. Equity volatility picked up in August, but remained somewhat moderate. During this time, bond markets rallied around the globe. While the U.S. Federal Reserve (“Fed”) had merely paused rate hikes for the first half of the year, the Fed commenced the first of three consecutive cuts in August. Volatility then subsided, and experienced further declines, boosted by the “Phase One Trade Deal” announced in December as markets rallied through the fiscal year end.

PERFORMANCE OVERVIEW

For the year ended December 31, 2019, the DeltaShares® S&P EM 100 & Managed Risk ETF (NAV) returned 5.85%. By comparison, the S&P EM 100 (USD) Managed Risk 2.0 Index (the “Underlying Index”) returned 7.49% and the S&P EM 100® Index returned 9.41%.

The Fund’s performance reflects annual operating expenses of the Fund, including management fees, brokerage expenses, and other fees and expenses. Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

STRATEGY REVIEW

The DeltaShares® EM 100 & Managed Risk ETF (the “Fund”) seeks to track the investment results, before fees and expenses, of the Underlying Index.

The Fund seeks to achieve this investment objective by holding a portfolio of securities that are included in the Underlying Index, including common stocks, U.S. Treasury bonds, and/or cash. The Underlying Index is designed to simulate, through a rules-based methodology, a dynamic portfolio with the aim of both managing the volatility of the Underlying Index and limiting losses from the Underlying Index’s equity exposure due to severe sustained market declines. The Underlying Index seeks to achieve these objectives by allocating weightings among the S&P EM 100 (USD) Index, the S&P U.S. Treasury Bond Current 5-Year Index, and the S&P U.S. Treasury Bill 0-3 Month Index. The Fund may also use derivatives in an effort to gain exposure to underlying securities and markets in a more efficient manner, to optimize the execution processes and costs for portfolio transitions or for tax management purposes. Under normal circumstances, the Fund uses a replication strategy and generally expects to invest in substantially all of the securities in the Underlying Index.

During the 12-month period ended December 31, 2019, the largest contributors to the Fund’s absolute total return were equities within the information technology and consumer discretionary sectors. The largest detractors were equities within the communications services and materials sectors. The largest contributors from a country perspective were companies based in Taiwan and Russia, whereas the largest detractors were companies based in South Africa and Hong Kong.

During the fiscal year, the Fund used derivatives. These positions added to performance.

Blake Graves, CFA

Charles Lowery, CFA

Louis Ng

Co-Portfolio Managers

Milliman Financial Risk Management LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	97.6%
Preferred Stock	1.2
Short-Term Investment Company	0.6
Other Investment Company	0.5
Net Other Assets (Liabilities) ^	0.1
Total	100.0%

Current	and future portfolio holdings are subject to change and risk.
^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica ETF Trust	Annual Report 2019

DeltaShares® S&P EM 100 & Managed Risk ETF

(unaudited)

Performance as of December 31, 2019
	Average Annual Total Returns		Cumulative Total Returns		Inception Date
	10 Year or Since Inception		10 Year or Since Inception
Fund NAV	5.85	%(A)	5.85	%(A)	03/20/2019
Fund Market	6.04	%(A)	6.04	%(A)	03/20/2019
S&P EM 100 (USD) Index (B)	9.41	%(A)	9.41	%(A)
S&P EM 100 (USD) Managed Risk 2.0 Index (B)(C)(D)(E)	7.49	%(A)	7.49	%(A)

(A) Not annualized.

(B) The S&P EM 100 (USD) seeks to measure the performance of 100 of the largest companies from emerging markets plus Korea.

(C) The S&P EM 100 (USD) Managed Risk 2.0 Index is comprised of weightings amongst the S&P EM 100 (USD) Index, the S&P U.S. Treasury Bond Current 5-Year Index, and the S&P U.S. Treasury Bill 0-3 Month Index. The S&P EM 100 (USD) Managed Risk 2.0 Index rebalances on a daily basis.

(D) The S&P U.S. Treasury Bond Current 5-Year Index is a one-security index comprising the most recently issued 5-year U.S. Treasury note or bond.

(E) The S&P U.S. Treasury Bill 0-3 Month Index is designed to measure the performance of U.S. Treasury bills maturing in 0 to 3 months.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception calculation is based on the previous 10 years or since the inception date, whichever is more recent. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, a Fund’s performance is negatively impacted by these deductions. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. The Fund’s investment return and net asset value will fluctuate. Investors’ shares when sold may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.deltashares.com for performance data current to the most recent month end. Fund performance is net of investment fees and Fund expenses.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Fund shares are bought and sold at Market Price, not Net Asset Value (“NAV”), and are not individually redeemed from the fund. Net Asset Value is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in the portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated.

Exchange-Traded Funds (ETFs) are subject to market risk, including the loss of principal. Because fund shares trade at market prices rather than at net asset value (NAV), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Shares of DeltaShares® ETFs may be bought and sold throughout the day on the exchange through any brokerage account. Buying and selling shares of ETFs will result in brokerage commissions. Diversification and asset allocation may not protect against market risk or loss of principal. Investing involves risk, including the possible loss of principal. Investing involves risk, including the possible loss of principal. There is no guarantee the fund’s investment strategies will be successful. Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. The market prices of fixed income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. As the prices of bonds in the fund adjust to a rise in interest rates, the fund’s share price may decline. The use of hedging and derivatives may produce disproportionate gains or losses, may increase costs, and amplify risks.

Transamerica ETF Trust	Annual Report 2019

DeltaShares® S&P EM 100 & Managed Risk ETF

SCHEDULE OF INVESTMENTS

At December 31, 2019

	Shares	Value
COMMON STOCKS - 97.6%
Brazil - 7.5%
Ambev SA, ADR	77,564	$ 361,448
Banco Bradesco SA, ADR	71,016	635,593
Itau Unibanco Holding SA, ADR	85,353	780,980
Petroleo Brasileiro SA, ADR	64,700	992,067
Vale SA, ADR	54,916	724,891

		3,494,979

Cayman Islands - 0.5%
Trip.Com Group, Ltd., ADR (A)	6,824	228,877

China - 35.7%
Agricultural Bank of China, Ltd., H Shares	498,000	219,223
Alibaba Group Holding, Ltd., ADR (A)	11,861	2,515,718
Baidu, Inc., ADR (A)	4,885	617,464
Bank of China, Ltd., H Shares	1,340,000	572,679
Bank of Communications Co., Ltd., H Shares	376,000	267,337
China Construction Bank Corp., H Shares	1,906,000	1,646,267
China Evergrande Group (A) (B)	53,000	146,924
China Life Insurance Co., Ltd., H Shares	131,000	363,992
China Merchants Bank Co., Ltd., H Shares	66,500	341,811
China Pacific Insurance Group Co., Ltd., H Shares	45,400	178,878
China Petroleum & Chemical Corp., H Shares	450,000	270,862
China Shenhua Energy Co., Ltd., H Shares	60,000	125,363
China Tower Corp., Ltd., H Shares (C)	780,000	172,181
CNOOC, Ltd.	283,000	470,710
Country Garden Holdings Co., Ltd.	126,000	201,812
CSPC Pharmaceutical Group, Ltd.	82,000	195,534
Industrial & Commercial Bank of China, Ltd., H Shares	1,376,000	1,059,575
JD.com, Inc., ADR (A)	14,679	517,141
Meituan Dianping, Class B (A)	69,900	914,142
NetEase, Inc., ADR	1,262	386,980
New Oriental Education & Technology Group, Inc., ADR (A)	2,061	249,896
PetroChina Co., Ltd., H Shares	372,000	186,673
PICC Property & Casualty Co., Ltd., H Shares	122,000	147,024
Ping An Insurance Group Co. of China, Ltd., H Shares	89,000	1,051,990
Shenzhou International Group Holdings, Ltd.	12,700	185,648
Sunac China Holdings, Ltd.	41,000	244,943
Sunny Optical Technology Group Co., Ltd.	11,800	204,294
TAL Education Group, ADR (A)	6,451	310,938
Tencent Holdings, Ltd.	47,300	2,280,074
Xiaomi Corp., Class B (A) (C)	232,800	322,080
Yum China Holdings, Inc.	6,662	319,843

		16,687,996

Hong Kong - 4.3%
China Gas Holdings, Ltd.	40,400	151,400
China Mengniu Dairy Co., Ltd. (A)	48,000	194,050
China Mobile, Ltd.	97,500	819,612
China Overseas Land & Investment, Ltd.	66,000	257,078
China Resources Land, Ltd.	48,000	239,021
CITIC, Ltd.	113,000	151,115
Geely Automobile Holdings, Ltd.	99,000	193,634

		2,005,910

	Shares	Value
COMMON STOCKS (continued)
India - 5.6%
HDFC Bank, Ltd., ADR	23,610	$ 1,496,166
ICICI Bank, Ltd., ADR (B)	27,681	417,706
Infosys, Ltd., ADR	66,938	690,800

		2,604,672

Indonesia - 2.9%
Astra International Tbk PT	356,500	177,833
Bank Central Asia Tbk PT	195,400	470,466
Bank Mandiri Persero Tbk PT	328,800	181,778
Bank Rakyat Indonesia Persero Tbk PT	934,200	296,091
Telekomunikasi Indonesia Persero Tbk PT	855,000	244,506

		1,370,674

Malaysia - 1.2%
Malayan Banking Bhd.	91,500	193,267
Public Bank Bhd.	44,400	211,010
Tenaga Nasional Bhd.	45,100	146,199

		550,476

Mexico - 2.9%
America Movil SAB de CV, Series L	411,040	328,675
Fomento Economico Mexicano SAB de CV	32,737	309,740
Grupo Financiero Banorte SAB de CV, Class O	50,788	284,143
Grupo Mexico SAB de CV, Series B	63,076	173,222
Wal-Mart de Mexico SAB de CV	86,116	246,938

		1,342,718

Peru - 0.5%
Credicorp, Ltd.	1,180	251,493

Poland - 0.5%
Polski Koncern Naftowy Orlen SA	5,123	116,087
Powszechna Kasa Oszczednosci Bank Polski SA	15,192	138,229

		254,316

Qatar - 0.9%
Qatar National Bank QPSC	78,090	441,602

Republic of Korea - 15.4%
Celltrion, Inc. (A)	1,898	297,063
Hana Financial Group, Inc.	5,288	168,729
Hyundai Mobis Co., Ltd.	1,192	263,870
Hyundai Motor Co.	2,559	266,643
KB Financial Group, Inc. (A)	6,996	288,261
Kia Motors Corp.	4,712	180,502
KT&G Corp. (A)	2,225	180,470
LG Chem, Ltd.	833	228,698
LG Corp.	2,280	145,500
LG Household & Health Care, Ltd.	165	179,917
NAVER Corp.	2,584	416,720
POSCO	1,413	288,966
Samsung C&T Corp.	1,637	153,586
Samsung Electronics Co., Ltd.	52,754	2,545,439
Samsung SDI Co., Ltd. (A)	969	197,747
Shinhan Financial Group Co., Ltd. (A)	8,352	313,078
SK Hynix, Inc. (A)	10,258	834,691
SK Innovation Co., Ltd.	1,091	141,511
SK Telecom Co., Ltd.	697	143,444

		7,234,835

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2019

DeltaShares® S&P EM 100 & Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Republic of South Africa - 5.1%
FirstRand, Ltd.	60,576	$ 272,047
MTN Group, Ltd. (B)	29,538	174,247
Naspers, Ltd., N Shares	7,713	1,263,551
Sanlam, Ltd.	33,020	186,783
Sasol, Ltd.	9,988	216,767
Standard Bank Group, Ltd.	22,806	274,517

		2,387,912

Russian Federation - 7.0%
Gazprom PJSC, ADR	106,329	874,875
Lukoil PJSC, ADR	6,605	655,084
MMC Norilsk Nickel PJSC, ADR	10,592	323,586
Novatek PJSC, GDR (D)	1,497	303,891
Sberbank of Russia PJSC, ADR	47,528	781,360
Tatneft PJSC, ADR	4,605	340,125

		3,278,921

Taiwan - 5.9%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	47,231	2,744,121

Thailand - 1.3%
Airports of Thailand PCL	75,500	187,151
CP ALL PCL	77,500	186,934
PTT PCL	150,900	221,662

		595,747

United Arab Emirates - 0.4%
First Abu Dhabi Bank PJSC	47,986	198,050

Total Common Stocks (Cost $42,089,960)		45,673,299

	Shares	Value
PREFERRED STOCK - 1.2%
Republic of Korea - 1.2%
Samsung Electronics Co., Ltd., 2.19% (E)	14,494	$ 569,006

Total Preferred Stock (Cost $486,427)		569,006

SHORT-TERM INVESTMENT COMPANY - 0.6%
Money Market Fund - 0.6%
State Street Institutional Treasury Money Market Fund, 1.44% (E)	271,752	271,752

Total Short-Term Investment Company (Cost $271,752)		271,752

OTHER INVESTMENT COMPANY - 0.5%
Securities Lending Collateral - 0.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.56% (E)	241,710	241,710

Total Other Investment Company (Cost $241,710)		241,710

Total Investments (Cost $43,089,849)		46,755,767
Net Other Assets (Liabilities) - 0.1%		26,998

Net Assets - 100.0%		$ 46,782,765

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
MSCI Emerging Markets Index	10	03/20/2020	$546,307	$560,100	$13,793	$—

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Banks	25.5%	$11,929,411
Internet & Direct Marketing Retail	11.6	5,439,429
Oil, Gas & Consumable Fuels	10.1	4,698,910
Semiconductors & Semiconductor Equipment	7.7	3,578,812
Technology Hardware, Storage & Peripherals	7.3	3,436,525
Interactive Media & Services	7.1	3,314,258
Insurance	4.1	1,928,667
Metals & Mining	3.2	1,510,665
Wireless Telecommunication Services	3.1	1,465,978
Real Estate Management & Development	2.3	1,089,778
Automobiles	1.8	818,612
IT Services	1.5	690,800
Beverages	1.4	671,188
Diversified Consumer Services	1.2	560,834
Industrial Conglomerates	1.0	450,201

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2019

DeltaShares® S&P EM 100 & Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments	Value
Chemicals	1.0%	$445,465
Food & Staples Retailing	0.9	433,872
Diversified Telecommunication Services	0.9	416,687
Electronic Equipment, Instruments & Components	0.9	402,041
Entertainment	0.8	386,980
Hotels, Restaurants & Leisure	0.7	319,843
Biotechnology	0.6	297,063
Diversified Financial Services	0.6	272,047
Auto Components	0.6	263,870
Pharmaceuticals	0.4	195,534
Food Products	0.4	194,050
Transportation Infrastructure	0.4	187,151
Textiles, Apparel & Luxury Goods	0.4	185,648
Tobacco	0.4	180,470
Personal Products	0.4	179,917
Gas Utilities	0.3	151,400
Electric Utilities	0.3	146,199

Investments	98.9	46,242,305
Short-Term Investments	1.1	513,462

Total Investments	100.0%	$46,755,767

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$18,863,761	$26,809,538	$—	$45,673,299
Preferred Stock	—	569,006	—	569,006
Short-Term Investment Company	271,752	—	—	271,752
Other Investment Company	241,710	—	—	241,710

Total Investments	$19,377,223	$27,378,544	$—	$46,755,767

Other Financial Instruments
Futures Contracts (G)	$13,793	$—	$—	$13,793

Total Other Financial Instruments	$13,793	$—	$—	$13,793

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $228,917. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, the total value of 144A securities is $494,261, representing 1.1% of the Fund’s net assets.
(D)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2019, the value of the Regulation S security is $303,891, representing 0.6% of the Fund’s net assets.

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2019

DeltaShares® S&P EM 100 & Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(E)	Rates disclosed reflect the yields at December 31, 2019.
(F)	There were no transfers in or out of Level 3 during the period ended December 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(G)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2019

DeltaShares® S&P International Managed Risk ETF

(unaudited)

MARKET ENVIRONMENT

Stocks across the world posted positive returns in 2019. The S&P 500® also posted strong performance in 2019.

Global stock markets began the year on a positive note, with a snap recovery from the late December 2018 trough. This continued throughout January and shrugged off the longest government shutdown in U.S. history. Markets largely continued to rally through April, but gave up roughly half of their year-to-date gains in May. The loss was broad based, with domestic, international developed, and emerging markets all finishing the month sharply lower. However, the second quarter of 2019 finished on a higher note, with May losses closely mirrored by June gains, to complete a low volatility V-shaped quarter.

Domestic equity returns remained in positive territory in July with the S&P 500® hitting the 3,000 price level for the first time in history. In contrast, both developed and emerging market equities fluctuated between positive and negative territory, ending the month with losses. Equity volatility picked up in August, but remained somewhat moderate. During this time, bond markets rallied around the globe. While the U.S. Federal Reserve (“Fed”) had merely paused rate hikes for the first half of the year, the Fed commenced the first of three consecutive cuts in August. Volatility then subsided, and experienced further declines, boosted by the “Phase One Trade Deal” announced in December as markets rallied through the fiscal year end.

PERFORMANCE OVERVIEW

For the year ended December 31, 2019, the DeltaShares® S&P International Managed Risk ETF (NAV) returned 19.12%. By comparison, the S&P EPAC Ex. Korea LargeMidCap Managed Risk 2.0 Index (the “Underlying Index”) returned 19.95% and the S&P EPAC Ex. Korea LargeMidCap Index returned 22.48%.

The Fund’s performance reflects annual operating expenses of the Fund, including management fees, brokerage expenses, and other fees and expenses. Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

STRATEGY REVIEW

The DeltaShares® International Managed Risk ETF (the “Fund”) seeks to track the investment results, before fees and expenses, of the Underlying Index.

The Fund seeks to achieve this investment objective by using a sampling strategy and generally expects to invest in a subset of the securities in the Underlying Index that the Sub-Adviser believes is designed to approximate the returns of the Underlying Index. The Underlying Index is designed to simulate, through a rules-based methodology, a dynamic portfolio with the aim of both managing the volatility of the Underlying Index and limiting losses from the Underlying Index’s equity exposure due to severe sustained market declines. The Underlying Index seeks to achieve these objectives by allocating weightings among the S&P EPAC Ex. Korea LargeMidCap Index, the S&P U.S. Treasury Bond Current 5-Year Index, and the S&P U.S. Treasury Bill 0-3 Month Index. The Fund may also use derivatives in an effort to gain exposure to underlying securities and markets in a more efficient manner, to optimize the execution processes and costs for portfolio transitions or for tax management purposes.

During the 12-month period ended December 31, 2019, the largest contributors to the Fund’s absolute total return were equities within the financials, health care, and consumer staples sectors. From both an asset class and equity sector perspective, there were no detractors during the period, but the least impactful contributors were U.S. Treasury bonds as well as equities within the energy sector. The largest contributors from a country perspective were companies based in Japan, the United Kingdom, France, and Switzerland, whereas the small number of holdings based in Canada and Luxembourg detracted slightly.

During the fiscal year, the Fund used derivatives. These positions added to performance.

Blake Graves, CFA

Charles Lowery, CFA

Louis Ng

Co-Portfolio Managers

Milliman Financial Risk Management LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	98.5%
Other Investment Company	2.7
Short-Term Investment Company	0.5
Preferred Stocks	0.5
Right	0.0
Net Other Assets (Liabilities) ^	(2.2)
Total	100.0%

Current	and future portfolio holdings are subject to change and risk.
^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica ETF Trust	Annual Report 2019

DeltaShares® S&P International Managed Risk ETF

(unaudited)

Performance as of December 31, 2019
	Average Annual Total Returns		Cumulative Total Returns		Inception Date
	1 Year	10 Year or Since Inception	1 Year	10 Year or Since Inception
Fund NAV	19.12%	4.30%	19.12%	10.74%	07/31/2017
Fund Market	17.55%	4.17%	17.55%	10.39%	07/31/2017
S&P EPAC Ex. Korea LargeMidCap Index (A)	22.48%	5.61%	22.48%	14.14%
S&P EPAC Ex. Korea LargeMidCap Managed Risk 2.0 Index (A)(B)(C)(D)	19.95%	5.05%	19.95%	12.66%

(A) The S&P EPAC Ex. Korea LargeMidCap Index is designed to measure the performance of developed markets within the Europe and Asia Pacific regions, excluding Korea.

(B) The S&P EPAC Ex. Korea LargeMidCap Managed Risk 2.0 Index is comprised of weightings amongst the S&P EPAC Ex. Korea LargeMidCap Index, the S&P U.S. Treasury Bond Current 5-Year Index, and the S&P U.S. Treasury Bill 0-3 Month Index. The S&P EPAC Ex. Korea LargeMidCap Managed Risk 2.0 Index rebalances on a daily basis.

(C) The S&P U.S. Treasury Bond Current 5-Year Index is a one-security index comprising the most recently issued 5-year U.S. Treasury note or bond.

(D) The S&P U.S. Treasury Bill 0-3 Month Index is designed to measure the performance of U.S. Treasury bills maturing in 0 to 3 months.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception calculation is based on the previous 10 years or since the inception date, whichever is more recent. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, a Fund’s performance is negatively impacted by these deductions. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. The Fund’s investment return and net asset value will fluctuate. Investors’ shares when sold may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.deltashares.com for performance data current to the most recent month end. Fund performance is net of investment fees and Fund expenses.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Fund shares are bought and sold at Market Price, not Net Asset Value (“NAV”), and are not individually redeemed from the fund. Net Asset Value is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in the portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated.

Exchange-Traded Funds (ETFs) are subject to market risk, including the loss of principal. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Shares of DeltaShares® ETFs may be bought and sold throughout the day on the exchange through any brokerage account. Buying and selling shares of ETFs will result in brokerage commissions. Diversification and asset allocation may not protect against market risk or loss of principal. Investing involves risk, including the possible loss of principal. There is no guarantee the investment objective will be achieved. Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. The principal risks include risks related to: Equity securities, geographic focus, index tracking, leveraging, derivatives such as futures, forwards, swaps, options, and investing in underlying exchange traded funds. The use of derivatives may produce disproportionate gains or losses, may increase costs, and amplify risks.

Transamerica ETF Trust	Annual Report 2019

DeltaShares® S&P International Managed Risk ETF

SCHEDULE OF INVESTMENTS

At December 31, 2019

	Shares	Value
COMMON STOCKS - 98.5%
Australia - 6.8%
AGL Energy, Ltd.	8,495	$ 122,596
Alumina, Ltd.	19,245	31,115
AMP, Ltd. (A)	43,554	58,630
APA Group (A)	15,276	119,195
Aristocrat Leisure, Ltd.	8,346	197,536
ASX, Ltd.	1,664	91,717
Atlassian Corp. PLC, Class A (B)	1,591	191,461
Aurizon Holdings, Ltd.	17,293	63,576
AusNet Services	24,147	28,856
Australia & New Zealand Banking Group, Ltd.	37,399	647,514
Bendigo & Adelaide Bank, Ltd. (A)	6,339	43,580
BHP Group PLC	27,262	641,698
BHP Group, Ltd.	37,787	1,033,808
BlueScope Steel, Ltd.	7,180	76,011
Boral, Ltd.	15,429	48,589
Brambles, Ltd.	20,743	170,893
Caltex Australia, Ltd.	3,404	81,237
Challenger, Ltd.	7,548	42,924
CIMIC Group, Ltd.	1,281	29,842
Coca-Cola Amatil, Ltd.	6,782	52,727
Cochlear, Ltd.	748	118,165
Coles Group, Ltd.	14,685	153,191
Commonwealth Bank of Australia	22,585	1,268,503
Computershare, Ltd. (A)	6,703	79,065
Crown Resorts, Ltd.	4,924	41,570
CSL, Ltd.	5,856	1,135,159
Dexus, REIT	14,637	120,382
Evolution Mining, Ltd.	17,892	47,793
Flight Centre Travel Group, Ltd. (A)	768	23,786
Fortescue Metals Group, Ltd.	22,035	165,583
Goodman Group, REIT	21,285	200,046
GPT Group, REIT	26,089	102,700
Harvey Norman Holdings, Ltd. (A)	8,222	23,523
Incitec Pivot, Ltd.	21,891	48,935
Insurance Australia Group, Ltd. (A)	30,725	165,442
LendLease Group	7,610	94,150
Macquarie Group, Ltd.	4,115	398,750
Magellan Financial Group, Ltd.	1,706	68,296
Medibank Pvt, Ltd.	35,881	79,703
Mirvac Group, REIT	49,721	111,145
National Australia Bank, Ltd.	35,285	610,913
Newcrest Mining, Ltd.	9,899	210,495
Northern Star Resources, Ltd.	7,678	61,043
Oil Search, Ltd.	17,231	87,816
Orica, Ltd.	4,894	75,616
Origin Energy, Ltd.	22,746	135,110
Qantas Airways, Ltd.	11,767	58,811
QBE Insurance Group, Ltd.	17,720	160,437
Ramsay Health Care, Ltd.	2,125	108,343
REA Group, Ltd. (A)	692	50,395
Santos, Ltd.	22,860	131,448
Scentre Group, REIT	69,559	187,274
SEEK, Ltd.	4,689	74,328
Seven Group Holdings, Ltd.	534	7,309
Sonic Healthcare, Ltd.	6,230	125,907
South32, Ltd.	66,638	126,477
Stockland, REIT	32,604	105,886
Suncorp Group, Ltd. (A)	16,354	148,989

	Shares	Value
COMMON STOCKS (continued)
Australia (continued)
Sydney Airport	14,382	$ 87,551
Tabcorp Holdings, Ltd.	15,395	49,023
Telstra Corp., Ltd.	53,895	134,115
TPG Telecom, Ltd. (A)	3,347	15,787
Transurban Group	29,318	307,282
Treasury Wine Estates, Ltd. (A)	9,380	107,081
Vicinity Centres, REIT	43,222	75,653
Washington H Soul Pattinson & Co., Ltd. (A)	1,611	24,348
Wesfarmers, Ltd.	14,685	427,365
Westpac Banking Corp.	44,154	752,052
WiseTech Global, Ltd. (A)	1,742	28,617
Woodside Petroleum, Ltd.	12,113	292,740
Woolworths Group, Ltd.	17,048	433,338
Worley, Ltd. (A)	3,996	43,006

		13,463,947

Austria - 0.3%
ams AG (B)	1,039	42,135
Andritz AG	976	42,069
CA Immobilien Anlagen AG	1,190	50,025
Erste Group Bank AG (B)	4,419	166,469
Immofinanz AG (A) (B)	1,457	39,088
OMV AG	1,914	107,595
Raiffeisen Bank International AG	1,783	44,812
Verbund AG	1,215	61,018
voestalpine AG	1,556	43,421
Wienerberger AG	1,632	48,399

		645,031

Belgium - 1.1%
Ackermans & van Haaren NV	327	51,278
Ageas	2,523	149,193
Anheuser-Busch InBev SA	10,877	887,747
Colruyt SA	753	39,287
Galapagos NV (A) (B)	602	126,026
Groupe Bruxelles Lambert SA	1,074	113,275
KBC Group NV	4,423	332,940
Proximus SADP	2,052	58,782
Sofina SA	269	58,156
Solvay SA	939	108,881
Telenet Group Holding NV	745	33,501
UCB SA	1,669	132,828
Umicore SA (A)	2,696	131,219

		2,223,113

Chile - 0.0% (C)
Antofagasta PLC	4,434	53,852

China - 0.1%
ENN Energy Holdings, Ltd.	10,200	111,467
Fosun International, Ltd.	28,500	41,552

		153,019

Denmark - 1.7%
AP Moller - Maersk A/S, Class A	37	50,189
AP Moller - Maersk A/S, Class B	76	109,690
Carlsberg A/S, Class B	1,399	208,852
Chr Hansen Holding A/S	1,265	100,600
Coloplast A/S, Class B	1,533	190,307
Danske Bank A/S	9,032	146,260
Demant A/S (A) (B)	1,401	44,153

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2019

DeltaShares® S&P International Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Denmark (continued)
DSV Panalpina A/S	2,793	$ 322,137
Genmab A/S (B)	829	184,492
GN Store Nord A/S	1,539	72,430
H. Lundbeck A/S	770	29,426
ISS A/S	2,288	54,940
Novo Nordisk A/S, Class B	21,452	1,245,969
Novozymes A/S, B Shares	2,837	138,931
Orsted A/S (D)	2,306	238,671
Rockwool International A/S, B Shares	43	10,193
Tryg A/S	1,702	50,495
Vestas Wind Systems A/S	2,646	267,581

		3,465,316

Finland - 1.2%
Elisa OYJ	2,044	112,999
Fortum Oyj	5,643	139,354
Huhtamaki OYJ	1,282	59,548
Kesko OYJ, B Shares	949	67,196
Kone OYJ, Class B	5,219	341,423
Metso OYJ	1,671	65,987
Neste OYJ	5,104	177,721
Nokia OYJ	72,846	269,513
Nordea Bank Abp	41,516	335,461
Orion OYJ, Class B	1,365	63,234
Sampo OYJ, A Shares	6,141	268,217
Stora Enso OYJ, R Shares	7,546	109,818
UPM-Kymmene OYJ	6,949	241,106
Wartsila OYJ Abp	5,907	65,311

		2,316,888

France - 9.6%
Accor SA	2,411	112,990
Aeroports de Paris	421	83,220
Air Liquide SA	6,072	860,156
Airbus SE	7,479	1,095,402
Amundi SA (D)	670	52,570
AXA SA	24,998	704,593
BNP Paribas SA	14,519	861,001
Bollore SA	12,238	53,437
Bouygues SA	2,871	122,076
Bureau Veritas SA	3,526	92,061
Capgemini SE	2,086	254,993
Carrefour SA	7,645	128,294
Christian Dior SE	148	75,888
Cie de Saint-Gobain	7,177	294,050
Cie Generale des Etablissements Michelin SCA	2,334	285,833
CNP Assurances	2,080	41,396
Credit Agricole SA	15,765	228,723
Danone SA	8,133	674,654
Dassault Aviation SA	39	51,220
Dassault Systemes SE	1,800	296,104
Electricite de France SA	4,519	50,360
Engie SA	20,814	336,437
EssilorLuxottica SA	3,560	542,670
Hermes International	383	286,411
Kering SA	973	639,151
L’Oreal SA	3,159	936,138
Legrand SA	3,443	280,737
LVMH Moet Hennessy Louis Vuitton SE	3,476	1,616,129

	Shares	Value
COMMON STOCKS (continued)
France (continued)
Natixis SA	11,796	$ 52,408
Orange SA	26,584	391,508
Pernod Ricard SA	2,718	486,322
Peugeot SA	7,177	171,597
Publicis Groupe SA	2,831	128,256
Renault SA	2,488	117,799
Safran SA	4,210	650,496
Sanofi	14,802	1,489,058
Sartorius Stedim Biotech	220	36,474
Schneider Electric SE	6,973	716,188
Societe Generale SA	10,294	358,379
Sodexo SA	1,187	140,769
Thales SA	1,378	143,110
TOTAL SA	32,450	1,792,115
Unibail-Rodamco-Westfield, REIT	1,767	278,973
Veolia Environnement SA	7,290	194,019
Vinci SA	6,632	736,997
Vivendi SA	9,985	289,395

		19,230,557

Germany - 7.4%
adidas AG	2,302	748,841
Allianz SE	5,565	1,364,281
BASF SE	11,846	895,562
Bayer AG	11,744	959,828
Bayerische Motoren Werke AG	4,432	363,865
Beiersdorf AG	1,288	154,192
Commerzbank AG	13,620	84,346
Continental AG	1,391	179,967
Covestro AG (D)	1,856	86,355
Daimler AG	11,688	647,723
Deutsche Bank AG	24,275	188,479
Deutsche Boerse AG	2,508	394,554
Deutsche Lufthansa AG	3,215	59,221
Deutsche Post AG	12,599	480,982
Deutsche Telekom AG	41,849	684,433
Deutsche Wohnen SE	4,617	188,750
E.ON SE	28,341	302,985
Evonik Industries AG	1,934	59,071
Fresenius Medical Care AG & Co. KGaA	2,794	206,868
Fresenius SE & Co. KGaA	5,335	300,505
Hannover Rueck SE	784	151,631
HeidelbergCement AG	1,759	128,262
Henkel AG & Co. KGaA	1,322	124,651
HOCHTIEF AG	274	34,970
Infineon Technologies AG	16,223	369,851
Knorr-Bremse AG	399	40,645
Merck KGaA	1,668	197,250
MTU Aero Engines AG	582	166,329
Muenchener Rueckversicherungs-Gesellschaft AG	1,939	572,426
Puma SE	972	74,575
RWE AG	7,217	221,564
SAP SE	13,659	1,844,773
Siemens AG	10,518	1,375,924
Siemens Healthineers AG (D)	1,469	70,608
Symrise AG	1,249	131,508
Telefonica Deutschland Holding AG	10,500	30,456

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2019

DeltaShares® S&P International Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Germany (continued)
thyssenkrupp AG	5,017	$ 67,804
Uniper SE	1,179	39,054
Volkswagen AG	407	79,150
Vonovia SE	6,659	358,787
Wirecard AG	1,456	175,694
Zalando SE (B) (D)	1,622	82,259

		14,688,979

Hong Kong - 3.1%
AIA Group, Ltd.	153,200	1,608,327
Alibaba Health Information Technology, Ltd. (B)	38,000	43,892
Bank of East Asia, Ltd.	19,200	42,876
BOC Hong Kong Holdings, Ltd.	46,500	161,429
Budweiser Brewing Co. APAC, Ltd. (B) (D)	10,300	34,766
Chow Tai Fook Jewellery Group, Ltd.	4,200	4,016
CK Asset Holdings, Ltd.	34,500	249,060
CK Hutchison Holdings, Ltd.	36,000	343,284
CK Infrastructure Holdings, Ltd.	9,000	64,048
CLP Holdings, Ltd.	23,500	247,010
Dairy Farm International Holdings, Ltd.	3,900	22,269
Galaxy Entertainment Group, Ltd.	32,000	235,735
Hang Lung Properties, Ltd.	19,000	41,698
Hang Seng Bank, Ltd.	9,300	192,163
Henderson Land Development Co., Ltd.	21,000	103,089
HK Electric Investments & HK Electric Investments, Ltd.	37,500	36,962
HKT Trust & HKT, Ltd.	39,000	54,958
Hong Kong & China Gas Co., Ltd.	136,000	265,654
Hong Kong Exchanges & Clearing, Ltd.	15,000	487,050
Hongkong Land Holdings, Ltd.	14,900	85,675
Jardine Matheson Holdings, Ltd.	3,900	216,840
Jardine Strategic Holdings, Ltd.	1,800	55,170
Link, REIT	27,500	291,171
Melco Resorts & Entertainment, Ltd., ADR	2,058	49,742
MTR Corp., Ltd.	19,500	115,246
New World Development Co., Ltd.	77,000	105,542
NWS Holdings, Ltd.	18,000	25,226
Power Assets Holdings, Ltd.	19,500	142,650
Sino Land Co., Ltd.	38,000	55,207
Sun Hung Kai Properties, Ltd.	18,000	275,597
Swire Pacific, Ltd., Class B	45,000	67,340
Swire Properties, Ltd.	15,000	49,764
Techtronic Industries Co., Ltd.	19,500	159,042
Wharf Holdings, Ltd.	18,000	45,787
Wharf Real Estate Investment Co., Ltd.	17,000	103,744
Wheelock & Co., Ltd.	14,000	93,342

		6,175,371

Ireland - 1.0%
AerCap Holdings NV (B)	1,617	99,397
AIB Group PLC	8,573	29,890
Bank of Ireland Group PLC	12,962	71,032
CRH PLC (B)	10,841	434,069
DCC PLC	1,324	114,780
Experian PLC	11,948	403,934
Flutter Entertainment PLC	1,094	133,055
Glanbia PLC	2,238	25,775
ICON PLC (B)	617	106,266
James Hardie Industries PLC, CDI	5,799	113,609

	Shares	Value
COMMON STOCKS (continued)
Ireland (continued)
Kerry Group PLC, Class A	1,804	$ 224,976
Kingspan Group PLC	1,735	106,043
Smurfit Kappa Group PLC	3,439	132,253

		1,995,079

Israel - 0.7%
Airport City, Ltd. (B)	450	8,445
Alony Hetz Properties & Investments, Ltd.	432	6,829
Azrieli Group, Ltd.	625	45,690
Bank Hapoalim BM	15,864	131,588
Bank Leumi Le-Israel BM	20,943	152,434
Bezeq Israeli Telecommunication Corp., Ltd. (B)	32,324	25,970
Check Point Software Technologies, Ltd. (A) (B)	1,665	184,748
CyberArk Software, Ltd. (B)	473	55,142
Delek Group, Ltd.	50	7,598
Elbit Systems, Ltd.	386	60,079
Gazit-Globe, Ltd.	71	786
Inmode, Ltd. (B)	62	2,430
Israel Chemicals, Ltd.	8,763	41,227
Israel Corp., Ltd. (B)	19	3,942
Israel Discount Bank, Ltd., A Shares	20,357	94,359
Melisron, Ltd.	19	1,213
Mellanox Technologies, Ltd. (B)	536	62,808
Mizrahi Tefahot Bank, Ltd.	2,750	73,248
Nice, Ltd. (B)	960	148,864
Oil Refineries, Ltd.	5,525	2,774
Paz Oil Co., Ltd.	90	12,739
Phoenix Holdings, Ltd.	391	2,364
Shufersal, Ltd.	368	2,342
Strauss Group, Ltd.	150	4,599
Taro Pharmaceutical Industries, Ltd. (B)	7	616
Teva Pharmaceutical Industries, Ltd., ADR (B)	13,536	132,653
Tower Semiconductor, Ltd. (B)	1,441	34,448
Wix.com, Ltd. (B)	544	66,575

		1,366,510

Italy - 2.1%
A2A SpA	21,943	41,183
Amplifon SpA	666	19,168
Assicurazioni Generali SpA	16,434	339,335
Atlantia SpA	6,141	143,311
Banca Mediolanum SpA	3,800	37,771
Davide Campari-Milano SpA	7,245	66,199
DiaSorin SpA	95	12,306
Enel SpA	99,980	793,673
Eni SpA	33,053	513,714
Ferrari NV	1,640	272,269
FinecoBank Banca Fineco SpA	5,353	64,233
Infrastrutture Wireless Italiane SpA (D)	1,330	13,033
Intesa Sanpaolo SpA	199,498	525,915
Leonardo SpA	5,195	60,938
Mediobanca Banca di Credito Finanziario SpA	8,182	90,135
Moncler SpA	2,221	99,897
Nexi SpA (B) (D)	2,161	30,030
Pirelli & C SpA (D)	3,560	20,540
Poste Italiane SpA (D)	6,481	73,622
Prada SpA	4,500	18,596
Prysmian SpA	3,565	85,997
Recordati SpA	1,437	60,602

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2019

DeltaShares® S&P International Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Italy (continued)
Saipem SpA (B)	5,938	$ 29,034
Snam SpA	29,479	155,061
Telecom Italia SpA (B)	131,730	82,273
Telecom Italia SpA	91,409	56,003
Terna Rete Elettrica Nazionale SpA	19,141	127,926
UniCredit SpA	26,794	391,593
UnipolSai Assicurazioni SpA (A)	14,337	41,682

		4,266,039

Japan - 26.9%
ABC-Mart, Inc.	100	6,846
Acom Co., Ltd.	5,800	26,525
Activia Properties, Inc., REIT	15	75,086
Advance Residence Investment Corp., REIT	19	60,143
Advantest Corp.	2,500	141,707
Aeon Co., Ltd.	11,500	238,677
AEON Financial Service Co., Ltd. (A)	1,900	30,194
Aeon Mall Co., Ltd.	1,900	33,883
AGC, Inc.	3,300	119,337
Air Water, Inc.	2,000	29,446
Aisin Seiki Co., Ltd.	1,900	71,157
Ajinomoto Co., Inc.	7,600	126,929
Alfresa Holdings Corp.	3,300	67,655
Alps Alpine Co., Ltd.	2,000	45,862
Amada Holdings Co., Ltd.	5,800	66,713
ANA Holdings, Inc.	1,900	63,674
Aozora Bank, Ltd.	1,900	50,544
Asahi Group Holdings, Ltd.	5,800	265,943
Asahi Intecc Co., Ltd. (A)	3,100	91,281
Asahi Kasei Corp.	19,200	218,015
Asics Corp.	2,200	36,763
Astellas Pharma, Inc.	24,200	416,416
Azbil Corp.	2,900	82,323
Bandai Namco Holdings, Inc.	3,000	183,050
Bank of Kyoto, Ltd.	200	8,650
Benesse Holdings, Inc.	1,500	39,669
Bridgestone Corp.	8,300	310,844
Brother Industries, Ltd.	3,900	81,499
Calbee, Inc.	1,900	62,153
Canon, Inc. (A)	13,300	365,498
Capcom Co., Ltd.	1,000	27,881
Casio Computer Co., Ltd.	3,800	76,612
Central Japan Railway Co.	2,400	485,852
Chiba Bank, Ltd.	11,900	69,314
Chubu Electric Power Co., Inc.	9,500	134,753
Chugai Pharmaceutical Co., Ltd.	2,300	213,333
Chugoku Electric Power Co., Inc. (A)	3,900	51,318
Coca-Cola Bottlers Japan Holdings, Inc. (A)	1,900	48,796
COMSYS Holdings Corp.	2,000	57,695
Concordia Financial Group, Ltd.	17,000	70,706
Cosmos Pharmaceutical Corp.	200	41,518
Credit Saison Co., Ltd.	2,000	34,985
CyberAgent, Inc.	1,500	52,657
Dai Nippon Printing Co., Ltd.	3,200	87,159
Dai-ichi Life Holdings, Inc.	15,400	257,411
Daicel Corp.	3,700	35,715
Daifuku Co., Ltd. (A)	1,800	110,311
Daiichi Sankyo Co., Ltd.	7,700	512,129

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Daikin Industries, Ltd.	3,900	$ 554,451
Daito Trust Construction Co., Ltd.	1,100	136,444
Daiwa House Industry Co., Ltd.	8,900	277,626
Daiwa House Investment Corp., REIT	24	62,631
Daiwa Office Investment Corp., REIT	1	7,674
Daiwa Securities Group, Inc.	19,400	98,718
DeNA Co., Ltd. (A)	1,900	30,683
Denso Corp.	7,100	324,441
Dentsu, Inc. (A)	3,500	121,578
DIC Corp.	1,900	53,062
Disco Corp.	300	71,498
East Japan Railway Co.	5,400	489,839
Ebara Corp.	1,400	42,834
Eisai Co., Ltd.	3,800	286,866
Electric Power Development Co., Ltd., Class C	1,900	46,278
Ezaki Glico Co., Ltd.	300	13,430
FamilyMart Co., Ltd. (A)	3,600	86,957
Fancl Corp.	900	24,116
FANUC Corp.	2,200	411,557
Fast Retailing Co., Ltd.	800	478,491
Fuji Electric Co., Ltd.	1,600	49,248
FUJIFILM Holdings Corp.	5,600	269,501
Fujitsu, Ltd.	2,200	207,904
Fukuoka Financial Group, Inc.	2,700	52,298
GLP J-REIT	47	58,342
GMO Payment Gateway, Inc.	500	34,415
Goldwin, Inc.	400	29,519
GungHo Online Entertainment, Inc. (B)	500	10,656
Hachijuni Bank, Ltd.	7,600	33,428
Hakuhodo DY Holdings, Inc.	3,900	63,448
Hamamatsu Photonics KK (A)	1,800	74,451
Hankyu Hanshin Holdings, Inc.	3,900	167,950
Harmonic Drive Systems, Inc. (A)	400	19,397
Haseko Corp.	3,900	52,790
Hikari Tsushin, Inc.	300	75,721
Hino Motors, Ltd.	3,900	41,700
Hirose Electric Co., Ltd.	300	38,730
Hisamitsu Pharmaceutical Co., Inc. (A)	1,400	68,921
Hitachi Chemical Co., Ltd.	1,700	71,567
Hitachi Construction Machinery Co., Ltd. (A)	1,900	57,433
Hitachi High-Technologies Corp.	1,000	71,222
Hitachi Metals, Ltd.	2,000	29,685
Hitachi Transport System, Ltd.	100	2,830
Hitachi, Ltd.	11,600	493,781
Honda Motor Co., Ltd.	23,100	658,725
Hoshizaki Corp.	700	62,738
House Foods Group, Inc.	1,800	61,781
Hoya Corp.	5,100	490,407
Hulic Co., Ltd. (A)	5,800	70,235
Ibiden Co., Ltd.	1,900	45,544
Idemitsu Kosan Co., Ltd.	3,000	83,644
IHI Corp. (A)	1,900	45,002
Iida Group Holdings Co., Ltd.	2,000	35,316
Inpex Corp.	13,300	139,089
Invincible Investment Corp., REIT	58	33,036
Isetan Mitsukoshi Holdings, Ltd.	5,800	52,516
Isuzu Motors, Ltd.	7,600	90,843
Ito En, Ltd.	1,300	65,553

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2019

DeltaShares® S&P International Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
ITOCHU Corp.	20,600	$ 480,430
Itochu Techno-Solutions Corp.	900	25,466
Izumi Co., Ltd.	300	10,863
J. Front Retailing Co., Ltd.	3,900	54,907
Japan Airlines Co., Ltd.	1,800	56,265
Japan Airport Terminal Co., Ltd. (A)	1,200	67,246
Japan Exchange Group, Inc.	7,500	133,195
Japan Hotel Investment Corp., REIT	65	48,567
Japan Post Bank Co., Ltd.	5,800	56,039
Japan Post Holdings Co., Ltd.	12,900	121,789
Japan Prime Realty Investment Corp., REIT	18	78,923
Japan Real Estate Investment Corp., REIT	19	125,880
Japan Retail Fund Investment Corp., REIT	39	83,724
Japan Tobacco, Inc.	14,700	329,034
JFE Holdings, Inc.	7,600	98,676
JGC Holdings Corp. (A)	3,600	58,137
JSR Corp.	2,000	37,028
JTEKT Corp.	3,900	46,689
JXTG Holdings, Inc.	42,100	192,883
K’s Holdings Corp.	3,600	47,404
Kagome Co., Ltd. (A)	1,600	38,544
Kajima Corp.	7,400	99,279
Kakaku.com, Inc.	1,500	38,551
Kaken Pharmaceutical Co., Ltd.	100	5,558
Kamigumi Co., Ltd.	100	2,208
Kaneka Corp.	500	16,195
Kansai Electric Power Co., Inc. (A)	11,200	130,319
Kansai Paint Co., Ltd.	3,900	96,069
Kao Corp.	5,800	481,666
Kawasaki Heavy Industries, Ltd.	1,900	42,100
KDDI Corp.	20,900	625,606
Keihan Holdings Co., Ltd.	500	24,385
Keikyu Corp.	2,500	48,539
Keio Corp.	1,300	79,071
Keisei Electric Railway Co., Ltd.	2,000	78,031
Kenedix Office Investment Corp., REIT	2	15,422
Kewpie Corp.	1,800	40,629
Keyence Corp.	2,300	814,603
Kikkoman Corp.	2,000	98,827
Kinden Corp.	2,000	31,286
Kintetsu Group Holdings Co., Ltd. (A)	2,000	108,949
Kirin Holdings Co., Ltd.	11,500	252,910
Kobayashi Pharmaceutical Co., Ltd.	500	42,650
Kobe Bussan Co., Ltd.	600	20,704
Kobe Steel, Ltd.	5,200	28,183
Koito Manufacturing Co., Ltd.	1,900	89,165
Komatsu, Ltd.	13,000	316,043
Konami Holdings Corp.	1,600	66,032
Konica Minolta, Inc.	7,400	48,550
Kose Corp.	400	58,891
Kubota Corp.	15,200	241,410
Kuraray Co., Ltd.	3,900	47,765
Kurita Water Industries, Ltd.	1,900	56,908
Kyocera Corp.	4,000	275,316
Kyowa Exeo Corp.	800	20,369
Kyowa Kirin Co., Ltd.	3,900	92,337
Kyushu Electric Power Co., Inc.	5,800	50,435
Kyushu Railway Co.	1,900	63,814

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Lawson, Inc.	400	$ 22,784
LINE Corp. (B)	600	29,538
Lion Corp.	3,900	76,259
LIXIL Group Corp.	3,900	67,790
M3, Inc.	5,300	161,182
Mabuchi Motor Co., Ltd.	200	7,637
Makita Corp.	3,900	136,729
Marubeni Corp.	23,100	172,301
Marui Group Co., Ltd.	3,200	78,561
Maruichi Steel Tube, Ltd.	1,600	45,346
Matsumotokiyoshi Holdings Co., Ltd.	800	31,176
Mazda Motor Corp.	7,600	65,597
McDonald’s Holdings Co. Japan, Ltd. (A)	1,500	72,326
Mebuki Financial Group, Inc.	13,300	34,267
Medipal Holdings Corp.	2,000	44,408
MEIJI Holdings Co., Ltd.	1,900	129,027
Mercari, Inc. (B)	1,100	22,622
Minebea Mitsumi, Inc.	5,800	121,524
MISUMI Group, Inc.	4,000	100,189
Mitsubishi Chemical Holdings Corp.	19,200	144,431
Mitsubishi Corp.	21,100	563,055
Mitsubishi Electric Corp.	28,800	397,118
Mitsubishi Estate Co., Ltd.	17,300	332,628
Mitsubishi Gas Chemical Co., Inc.	3,700	56,994
Mitsubishi Heavy Industries, Ltd.	3,900	152,447
Mitsubishi Logistics Corp.	200	5,239
Mitsubishi Materials Corp.	1,900	52,048
Mitsubishi Motors Corp.	9,500	40,037
Mitsubishi Tanabe Pharma Corp.	3,400	62,822
Mitsubishi UFJ Financial Group, Inc.	168,100	917,570
Mitsubishi UFJ Lease & Finance Co., Ltd.	7,600	49,373
Mitsui & Co., Ltd.	22,500	402,899
Mitsui Chemicals, Inc.	3,500	86,312
Mitsui Fudosan Co., Ltd.	13,200	324,549
Mitsui O.S.K. Lines, Ltd.	1,900	52,887
Miura Co., Ltd.	1,100	38,463
Mizuho Financial Group, Inc.	327,600	507,339
MonotaRO Co., Ltd. (A)	2,000	53,793
Morinaga & Co., Ltd.	400	19,287
MS&AD Insurance Group Holdings, Inc.	7,000	232,593
Murata Manufacturing Co., Ltd.	7,900	490,392
Nabtesco Corp. (A)	1,900	57,083
Nagoya Railroad Co., Ltd. (A)	4,000	124,776
Nankai Electric Railway Co., Ltd.	400	10,917
NEC Corp.	4,000	166,368
Nexon Co., Ltd. (B)	5,700	76,052
NGK Insulators, Ltd.	3,900	68,328
NGK Spark Plug Co., Ltd.	1,900	37,309
NH Foods, Ltd.	700	29,050
Nichirei Corp.	1,900	44,582
Nidec Corp.	3,600	497,060
Nihon M&A Center, Inc.	2,000	69,289
Nihon Unisys, Ltd.	900	28,364
Nikon Corp.	5,800	71,729
Nintendo Co., Ltd.	1,500	606,901
Nippon Building Fund, Inc., REIT	19	138,992
Nippon Electric Glass Co., Ltd. (A)	1,700	38,184
Nippon Express Co., Ltd.	1,500	88,613

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2019

DeltaShares® S&P International Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Nippon Paint Holdings Co., Ltd.	2,200	$ 114,175
Nippon Paper Industries Co., Ltd.	1,900	32,309
Nippon Prologis, Inc., REIT	41	104,278
Nippon Shinyaku Co., Ltd.	700	60,998
Nippon Shokubai Co., Ltd.	300	18,744
Nippon Steel Corp.	12,000	182,636
Nippon Telegraph & Telephone Corp.	16,600	421,129
Nippon Yusen KK	1,900	34,634
Nissan Chemical Corp.	1,800	76,108
Nissan Motor Co., Ltd.	30,600	179,109
Nisshin Seifun Group, Inc.	3,900	68,400
Nissin Foods Holdings Co., Ltd.	1,400	104,605
Nitori Holdings Co., Ltd.	1,200	190,200
Nitto Denko Corp.	1,900	108,047
NOK Corp.	1,900	28,690
Nomura Holdings, Inc.	43,300	224,479
Nomura Real Estate Holdings, Inc.	1,900	45,806
Nomura Real Estate Master Fund, Inc., REIT	59	100,763
Nomura Research Institute, Ltd.	5,300	114,023
NS Solutions Corp.	200	6,625
NSK, Ltd.	5,800	55,558
NTT Data Corp.	7,600	102,592
NTT DOCOMO, Inc.	14,400	402,551
Obayashi Corp.	9,500	106,386
OBIC Business Consultants Co., Ltd. (A)	300	14,244
OBIC Co., Ltd.	1,000	135,818
Odakyu Electric Railway Co., Ltd.	3,900	91,547
OJI Holdings Corp.	15,500	84,863
Olympus Corp.	15,900	247,114
Omron Corp.	3,100	183,133
Ono Pharmaceutical Co., Ltd.	7,100	163,462
Open House Co., Ltd.	600	17,281
Oracle Corp.	300	27,467
Orient Corp.	2,100	3,188
Oriental Land Co., Ltd.	3,000	410,766
ORIX Corp.	17,300	288,294
ORIX, Inc., REIT	40	86,607
Osaka Gas Co., Ltd.	3,900	75,039
Otsuka Corp.	1,100	44,283
Otsuka Holdings Co., Ltd.	7,300	328,005
PALTAC Corp. (A)	200	9,643
Pan Pacific International Holdings Corp.	7,800	129,982
Panasonic Corp.	32,000	303,142
Park24 Co., Ltd.	1,900	46,663
PeptiDream, Inc. (B)	1,400	72,142
Persol Holdings Co., Ltd.	2,100	39,633
Pigeon Corp. (A)	1,800	66,501
Pola Orbis Holdings, Inc. (A)	1,500	36,080
Rakuten, Inc. (B)	11,200	96,361
Recruit Holdings Co., Ltd.	20,700	780,762
Relo Group, Inc.	1,900	53,324
Renesas Electronics Corp. (A) (B)	12,700	87,647
Resona Holdings, Inc.	28,800	126,940
Ricoh Co., Ltd.	9,500	104,201
Rinnai Corp.	300	23,602
Rohm Co., Ltd.	1,500	121,187
Rohto Pharmaceutical Co., Ltd.	900	27,495
Ryohin Keikaku Co., Ltd.	2,900	68,207

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Sankyu, Inc.	500	$ 25,305
Santen Pharmaceutical Co., Ltd.	5,800	111,330
SBI Holdings, Inc.	3,200	68,167
Screen Holdings Co., Ltd.	500	34,461
SCSK Corp.	300	15,652
Secom Co., Ltd.	3,000	269,896
Sega Sammy Holdings, Inc.	2,000	29,133
Seibu Holdings, Inc.	3,900	64,417
Seiko Epson Corp.	3,900	59,393
Seino Holdings Co., Ltd.	1,200	16,309
Sekisui Chemical Co., Ltd.	5,700	99,865
Sekisui House, Inc., REIT	24	20,185
Sekisui House, Ltd.	7,600	163,189
Seven & i Holdings Co., Ltd.	9,600	353,612
Seven Bank, Ltd.	9,600	31,625
SG Holdings Co., Ltd.	2,500	56,591
Sharp Corp.	2,200	34,111
Shikoku Electric Power Co., Inc.	2,000	19,839
Shimadzu Corp.	3,900	123,451
Shimamura Co., Ltd.	200	15,312
Shimano, Inc.	1,200	196,218
Shimizu Corp.	9,500	97,557
Shin-Etsu Chemical Co., Ltd.	5,100	565,963
Shinsei Bank, Ltd.	1,900	29,285
Shionogi & Co., Ltd.	3,900	242,846
Shiseido Co., Ltd.	5,300	379,522
Shizuoka Bank, Ltd.	3,900	29,355
Showa Denko KK (A)	1,900	50,684
Skylark Holdings Co., Ltd. (A)	1,900	37,327
SMC Corp.	900	416,480
Softbank Corp.	18,700	251,140
SoftBank Group Corp.	21,100	923,410
Sohgo Security Services Co., Ltd.	1,600	87,159
Sojitz Corp.	15,500	50,205
Sompo Holdings, Inc.	5,100	201,794
Sony Corp.	16,400	1,116,875
Sony Financial Holdings, Inc. (A)	1,900	45,946
Square Enix Holdings Co., Ltd.	1,300	64,955
Stanley Electric Co., Ltd.	1,900	55,597
Subaru Corp.	7,700	192,261
Sugi Holdings Co., Ltd.	100	5,300
Sumco Corp.	2,600	43,686
Sumitomo Chemical Co., Ltd.	19,000	87,067
Sumitomo Corp.	17,100	255,536
Sumitomo Dainippon Pharma Co., Ltd. (A)	2,000	39,199
Sumitomo Electric Industries, Ltd.	9,600	145,932
Sumitomo Heavy Industries, Ltd.	800	23,041
Sumitomo Metal Mining Co., Ltd.	2,900	94,572
Sumitomo Mitsui Financial Group, Inc. (A)	18,100	672,536
Sumitomo Mitsui Trust Holdings, Inc.	5,600	223,485
Sumitomo Realty & Development Co., Ltd.	5,100	178,893
Sumitomo Rubber Industries, Ltd.	2,000	24,605
Sundrug Co., Ltd.	1,300	47,311
Suntory Beverage & Food, Ltd.	1,900	79,462
Suzuken Co., Ltd.	1,300	53,412
Suzuki Motor Corp.	5,800	243,741
Sysmex Corp.	2,000	137,088
T&D Holdings, Inc.	7,600	97,557

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2019

DeltaShares® S&P International Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Taiheiyo Cement Corp.	1,900	$ 56,209
Taisei Corp.	3,100	129,648
Taisho Pharmaceutical Holdings Co., Ltd.	400	29,850
Taiyo Nippon Sanso Corp.	3,300	73,728
Taiyo Yuden Co., Ltd. (A)	1,600	49,395
Takashimaya Co., Ltd.	300	3,390
Takeda Pharmaceutical Co., Ltd.	19,700	785,281
TDK Corp.	1,800	205,217
Teijin, Ltd.	2,000	37,635
Terumo Corp.	8,400	300,290
THK Co., Ltd.	1,900	51,890
TIS, Inc.	900	53,251
Tobu Railway Co., Ltd.	3,900	141,932
Toho Co., Ltd.	1,900	79,462
Toho Gas Co., Ltd.	900	36,936
Tohoku Electric Power Co., Inc.	5,800	57,746
Tokai Carbon Co., Ltd. (A)	2,500	25,190
Tokio Marine Holdings, Inc.	9,400	529,272
Tokyo Century Corp.	500	26,915
Tokyo Electric Power Co. Holdings, Inc. (B)	11,500	49,418
Tokyo Electron, Ltd.	2,000	440,304
Tokyo Gas Co., Ltd.	3,900	95,154
Tokyo Tatemono Co., Ltd.	3,600	56,613
Tokyu Corp.	7,600	141,195
Tokyu Fudosan Holdings Corp.	8,500	59,052
Toppan Printing Co., Ltd.	2,700	56,174
Toray Industries, Inc.	21,100	143,890
Toshiba Corp.	5,800	197,736
Tosoh Corp.	2,500	38,992
TOTO, Ltd.	1,900	81,123
Toyo Seikan Group Holdings, Ltd.	1,800	31,304
Toyo Suisan Kaisha, Ltd.	1,900	80,948
Toyoda Gosei Co., Ltd.	1,900	47,992
Toyota Boshoku Corp.	1,900	30,858
Toyota Industries Corp.	1,900	110,669
Toyota Motor Corp.	33,600	2,385,005
Toyota Tsusho Corp.	3,400	120,764
Trend Micro, Inc.	1,900	97,907
Tsumura & Co.	1,500	44,306
Tsuruha Holdings, Inc. (A)	300	38,703
Ube Industries, Ltd.	1,900	41,593
Unicharm Corp.	5,800	197,470
United Urban Investment Corp., REIT	39	73,066
USS Co., Ltd.	3,600	68,439
Welcia Holdings Co., Ltd.	500	31,976
West Japan Railway Co.	1,900	165,060
Workman Co., Ltd.	200	18,753
Yakult Honsha Co., Ltd. (A)	1,800	99,876
Yamada Denki Co., Ltd.	11,500	61,164
Yamaha Corp.	1,900	106,299
Yamaha Motor Co., Ltd.	3,900	79,059
Yamato Holdings Co., Ltd.	5,800	99,642
Yamazaki Baking Co., Ltd. (A)	1,900	34,075
Yaskawa Electric Corp.	3,800	145,811
Yokogawa Electric Corp.	3,900	69,226
Yokohama Rubber Co., Ltd.	1,900	37,257
Z Holdings Corp.	35,600	151,015
Zensho Holdings Co., Ltd.	1,800	40,894

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Zeon Corp.	1,600	$ 20,111
ZOZO, Inc.	2,400	46,090

		53,793,300

Jersey, Channel Islands - 0.0% (C)
Clarivate Analytics PLC (A) (B)	926	15,557

Luxembourg - 0.2%
ArcelorMittal SA	8,162	143,309
Aroundtown SA	8,565	76,760
Millicom International Cellular SA, SDR	1,026	49,168
SES SA	5,148	72,233
Tenaris SA	6,065	68,420

		409,890

Macau - 0.1%
MGM China Holdings, Ltd.	12,400	20,243
Sands China, Ltd.	30,000	160,361
Wynn Macau, Ltd.	20,400	50,268

		230,872

Mexico - 0.0% (C)
Fresnillo PLC	2,377	20,160

Netherlands - 4.7%
ABN AMRO Bank NV, CVA (D)	5,374	97,844
Adyen NV (A) (B) (D)	289	237,138
Aegon NV	18,271	83,411
Akzo Nobel NV	2,908	295,870
ASML Holding NV	5,526	1,635,713
EXOR NV	1,284	99,564
GrandVision NV (D)	407	12,527
Heineken Holding NV	1,543	149,646
Heineken NV	2,794	297,694
ING Groep NV	49,311	591,598
Koninklijke Ahold Delhaize NV	15,798	395,363
Koninklijke DSM NV	2,355	306,909
Koninklijke KPN NV (A)	51,354	151,664
Koninklijke Philips NV	12,128	592,467
NN Group NV	3,951	149,992
NXP Semiconductors NV	3,635	462,590
Prosus NV (B)	4,973	371,383
QIAGEN NV (B)	2,997	102,471
Randstad NV	1,648	100,707
Royal Dutch Shell PLC, A Shares	57,067	1,689,650
Royal Dutch Shell PLC, B Shares	45,476	1,349,172
Wolters Kluwer NV	3,651	266,468

		9,439,841

New Zealand - 0.4%
a2 Milk Co., Ltd. (B)	9,826	99,569
Air New Zealand, Ltd.	11,246	22,230
Auckland International Airport, Ltd.	14,627	86,346
Contact Energy, Ltd.	12,148	58,435
Fisher & Paykel Healthcare Corp., Ltd.	8,600	128,804
Fletcher Building, Ltd.	12,092	41,524
Mercury NZ, Ltd.	2,536	8,640
Meridian Energy, Ltd.	19,727	66,544
Ryman Healthcare, Ltd.	6,366	70,134
SkyCity Entertainment Group, Ltd.	12,570	33,667
Spark New Zealand, Ltd.	26,719	78,053
Xero, Ltd. (B)	1,182	66,471

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2019

DeltaShares® S&P International Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
New Zealand (continued)
Z Energy, Ltd.	6,259	$ 18,580

		778,997

Norway - 0.8%
Adevinta ASA, B Shares (B)	4,234	50,110
Aker BP ASA	1,716	56,241
Austevoll Seafood ASA	94	963
DNB ASA	11,931	222,672
DNO ASA	3,950	5,201
Elkem ASA (A) (D)	829	2,336
Entra ASA (D)	2,396	39,537
Equinor ASA	14,211	283,822
Gjensidige Forsikring ASA	2,770	58,081
Kongsberg Gruppen ASA	228	3,581
Leroy Seafood Group ASA	1,605	10,648
Mowi ASA	5,706	148,181
Norsk Hydro ASA	17,690	65,709
Norwegian Finans Holding ASA (B)	2,307	25,020
Orkla ASA	11,801	119,470
Salmar ASA	479	24,491
Schibsted ASA, B Shares	2,691	77,110
SFL Corp., Ltd.	463	6,732
SpareBank 1 SR-Bank ASA	3,225	36,701
Storebrand ASA	7,090	55,688
Telenor ASA	8,760	156,961
TGS NOPEC Geophysical Co. ASA	1,628	49,485
Tomra Systems ASA	858	27,183
Yara International ASA	2,355	97,874

		1,623,797

Portugal - 0.2%
Banco Comercial Portugues SA, R Shares	144,691	32,938
EDP - Energias de Portugal SA	33,211	144,047
Galp Energia SGPS SA	6,631	110,905
Jeronimo Martins SGPS SA	3,801	62,570

		350,460

Singapore - 1.4%
Ascendas, REIT	44,900	99,173
CapitaLand Commercial Trust, REIT	41,700	61,713
CapitaLand Mall Trust, REIT	40,100	73,362
CapitaLand, Ltd.	34,500	96,215
City Developments, Ltd.	7,600	61,890
ComfortDelGro Corp., Ltd.	28,800	50,975
DBS Group Holdings, Ltd.	23,100	444,597
Genting Singapore, Ltd.	74,800	51,178
Golden Agri-Resources, Ltd.	92,100	16,096
Jardine Cycle & Carriage, Ltd.	1,700	38,054
Keppel Corp., Ltd.	20,400	102,709
Mapletree Commercial Trust, REIT	35,200	62,565
Mapletree Logistics Trust, REIT	5,900	7,635
Mapletree North Asia Commercial Trust, REIT	6,500	5,607
Oversea-Chinese Banking Corp., Ltd.	49,500	404,202
SATS, Ltd.	11,300	42,523
Sea, Ltd., ADR (A) (B)	2,387	96,005
Sembcorp Industries, Ltd.	13,300	22,650
Singapore Airlines, Ltd.	6,500	43,699
Singapore Exchange, Ltd.	12,300	81,046
Singapore Press Holdings, Ltd. (A)	23,100	37,451
Singapore Technologies Engineering, Ltd.	21,100	61,826

	Shares	Value
COMMON STOCKS (continued)
Singapore (continued)
Singapore Telecommunications, Ltd.	101,400	$ 254,132
Suntec Real Estate Investment Trust	36,600	50,083
United Overseas Bank, Ltd.	18,000	353,534
UOL Group, Ltd.	7,900	48,881
Venture Corp., Ltd.	3,700	44,577
Wilmar International, Ltd.	41,900	128,381

		2,840,759

Spain - 2.6%
ACS Actividades de Construccion y Servicios SA	3,578	143,181
Aena SME SA (D)	958	183,348
Amadeus IT Group SA	5,707	466,364
Banco Bilbao Vizcaya Argentaria SA	84,879	474,764
Banco Santander SA	201,914	845,398
CaixaBank SA	46,321	145,483
Cellnex Telecom SA (D)	2,975	128,134
Endesa SA	4,092	109,274
Ferrovial SA	6,483	196,265
Grifols SA	3,697	130,431
Grifols SA, ADR	3,742	87,151
Iberdrola SA	78,089	804,672
Industria de Diseno Textil SA	13,770	486,117
Mapfre SA	13,067	34,616
Naturgy Energy Group SA	4,461	112,167
Red Electrica Corp. SA	5,704	114,769
Repsol SA	16,993	265,710
Siemens Gamesa Renewable Energy SA (A)	2,299	40,348
Telefonica SA	59,098	413,083

		5,181,275

Sweden - 2.9%
AAK AB	1,129	21,468
Alfa Laval AB	3,844	96,869
Assa Abloy AB, Class B	12,768	298,705
Atlas Copco AB, A Shares	7,825	312,296
Atlas Copco AB, B Shares	5,560	193,153
Axfood AB	1,571	34,974
Beijer Ref AB	511	15,001
Boliden AB	3,565	94,637
Castellum AB	3,687	86,651
Electrolux AB, Series B	3,075	75,520
Elekta AB, B Shares	4,800	63,249
Epiroc AB, Class A	7,810	95,403
Epiroc AB, Class B	5,549	65,828
Essity AB, Class B	7,818	252,052
Fabege AB	2,146	35,694
Fastighets AB Balder, B Shares (B)	1,328	61,456
Getinge AB, B Shares	2,935	54,555
Hennes & Mauritz AB, B Shares	10,322	210,034
Hexagon AB, B Shares	3,426	192,142
Hexpol AB	3,373	33,078
Holmen AB, B Shares	690	21,022
Hufvudstaden AB, A Shares	1,657	32,765
Husqvarna AB, B Shares (A)	5,585	44,758
ICA Gruppen AB	1,043	48,712
Industrivarden AB, A Shares	2,037	50,484
Industrivarden AB, C Shares	2,351	56,734
Intrum AB (A)	963	28,743
Investment AB Latour, B Shares	1,860	30,361

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2019

DeltaShares® S&P International Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Sweden (continued)
Investor AB, B Shares	5,815	$ 317,553
Kinnevik AB	3,075	75,224
L E Lundbergforetagen AB, B Shares	1,059	46,496
Lifco AB, B Shares	260	15,887
Lundin Petroleum AB	2,260	76,846
Nibe Industrier AB, B Shares	5,418	93,994
Saab AB, B Shares (A)	1,110	37,209
Sandvik AB	14,172	276,520
Securitas AB, B Shares	4,276	73,748
Skandinaviska Enskilda Banken AB, Class A	21,747	204,622
Skanska AB, B Shares	5,211	117,847
SKF AB, B Shares	4,872	98,574
Spotify Technology SA (B)	1,188	177,665
SSAB AB, B Shares	10,493	34,211
Svenska Cellulosa AB SCA, Class B (A)	8,100	82,202
Svenska Handelsbanken AB, A Shares	19,945	214,981
Swedbank AB, A Shares	12,035	179,283
Swedish Match AB	2,351	121,254
Swedish Orphan Biovitrum AB (B)	2,337	38,571
Tele2 AB, B Shares	6,659	96,637
Telefonaktiebolaget LM Ericsson, B Shares	34,986	304,822
Telia Co. AB	35,212	151,402
Trelleborg AB, B Shares	3,148	56,681
Volvo AB, B Shares	18,351	307,580

		5,806,153

Switzerland - 8.8%
ABB, Ltd.	24,992	603,153
Alcon, Inc. (B)	6,421	363,372
Chocoladefabriken Lindt & Spruengli AG	20	155,213
Cie Financiere Richemont SA	6,814	535,212
Credit Suisse Group AG (B)	31,504	426,354
Geberit AG	480	269,258
Givaudan SA	95	297,356
Glencore PLC	141,860	442,291
Kuehne & Nagel International AG	766	129,097
LafargeHolcim, Ltd. (B)	6,216	344,709
Lonza Group AG (B)	958	349,425
Nestle SA	38,144	4,127,359
Novartis AG	32,603	3,094,146
Partners Group Holding AG (A)	249	228,185
Roche Holding AG	9,349	3,028,871
Schindler Holding AG	805	200,811
SGS SA	76	208,061
Sika AG	1,772	332,770
STMicroelectronics NV	8,623	232,013
Swatch Group AG	1,406	129,412
Swiss Re AG	3,825	429,367
Swisscom AG (A)	347	183,686
UBS Group AG (B)	49,572	625,825
Zurich Insurance Group AG	1,943	796,784

		17,532,730

United Arab Emirates - 0.0% (C)
NMC Health PLC (A)	1,095	25,632

United Kingdom - 14.3%
3i Group PLC	12,670	184,295
Admiral Group PLC	3,322	101,615
Anglo American PLC	18,037	519,228

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Ashtead Group PLC	6,547	$ 209,370
Associated British Foods PLC	4,594	158,112
AstraZeneca PLC	16,502	1,662,969
AVEVA Group PLC	620	38,242
Aviva PLC	52,068	288,807
BAE Systems PLC	41,260	308,715
Barclays PLC	205,968	490,159
Barratt Developments PLC	13,252	131,070
Berkeley Group Holdings PLC	1,857	119,534
BP PLC	254,698	1,591,232
British American Tobacco PLC	29,087	1,245,195
British Land Co. PLC, REIT	13,163	111,392
BT Group PLC	106,867	272,441
Bunzl PLC	4,495	122,966
Burberry Group PLC	5,463	159,578
Centrica PLC	72,783	86,102
CNH Industrial NV	12,956	142,377
Coca-Cola European Partners PLC	3,400	172,992
Compass Group PLC	20,609	516,004
ConvaTec Group PLC (D)	17,907	47,077
Croda International PLC	1,284	87,090
Diageo PLC	30,824	1,306,896
Direct Line Insurance Group PLC	17,896	74,087
DS Smith PLC	14,491	73,755
easyJet PLC	3,520	66,426
Ferguson PLC	3,128	283,852
Fiat Chrysler Automobiles NV	14,196	210,246
GlaxoSmithKline PLC	63,103	1,487,168
Halma PLC	4,135	115,911
Hargreaves Lansdown PLC	3,258	83,515
HSBC Holdings PLC	258,115	2,023,931
Imperial Brands PLC	12,438	307,960
Informa PLC	17,037	193,423
InterContinental Hotels Group PLC	2,454	169,309
Intertek Group PLC	2,088	161,871
ITV PLC	47,827	95,672
J Sainsbury PLC	22,387	68,182
JD Sports Fashion PLC	4,714	52,295
Johnson Matthey PLC	2,584	102,558
Just Eat PLC (B)	7,390	81,726
Kingfisher PLC	28,603	82,225
Land Securities Group PLC, REIT	9,908	129,944
Legal & General Group PLC	76,051	305,268
Lloyds Banking Group PLC	919,675	761,463
London Stock Exchange Group PLC	4,096	420,529
M&G PLC (B)	33,296	104,626
Marks & Spencer Group PLC	25,861	73,144
Melrose Industries PLC	56,328	179,164
Micro Focus International PLC	4,694	66,151
Mondi PLC	6,376	149,716
National Grid PLC	46,524	581,998
Next PLC	1,837	170,788
Ocado Group PLC (B)	7,240	122,671
Pearson PLC	10,251	86,505
Persimmon PLC	4,040	144,236
Prudential PLC	33,296	639,138
Reckitt Benckiser Group PLC	8,978	728,959
RELX PLC	26,548	670,154

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2019

DeltaShares® S&P International Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Rentokil Initial PLC	24,026	$ 144,183
Rio Tinto PLC	12,849	766,488
Rio Tinto, Ltd.	4,809	339,401
Rolls-Royce Holdings PLC	24,038	217,561
Royal Bank of Scotland Group PLC	53,512	170,349
RSA Insurance Group PLC	13,344	99,984
Sage Group PLC	14,849	147,337
Schroders PLC	1,515	66,913
Segro PLC, REIT	9,974	118,548
Severn Trent PLC	3,135	104,450
Smith & Nephew PLC	11,562	280,680
Smiths Group PLC	5,094	113,844
Spirax-Sarco Engineering PLC	728	85,737
SSE PLC	13,218	251,889
St. James’s Place PLC	6,957	107,324
Standard Chartered PLC	35,498	335,013
Standard Life Aberdeen PLC	30,384	132,064
Subsea 7 SA	3,224	38,505
Taylor Wimpey PLC	42,945	110,028
Tesco PLC	125,646	424,779
Unilever NV	19,826	1,140,107
Unilever PLC	15,416	888,475
United Utilities Group PLC	8,855	110,667
Vodafone Group PLC	342,842	666,555
Weir Group PLC	3,357	67,130
Whitbread PLC	2,004	128,652
WM Morrison Supermarkets PLC	30,837	81,621
WPP PLC	16,584	234,307

		28,514,615

United States - 0.1%
Carnival PLC	2,541	122,664
Flex, Ltd. (B)	7,583	95,698
International Flavors & Fragrances, Inc.	1	109
Stratasys, Ltd. (B)	508	10,274

		228,745

Total Common Stocks (Cost $181,973,637)		196,836,484

PREFERRED STOCKS - 0.5%
Germany - 0.5%
Bayerische Motoren Werke AG, 6.18% (E)	490	30,279

	Shares	Value

PREFERRED STOCKS (continued)
Germany (continued)
Henkel AG & Co. KGaA, 1.96% (E)	2,296	$ 237,623
Porsche Automobil Holding SE, 3.15% (E)	2,009	150,280
Sartorius AG, 0.31% (E)	372	79,672
Volkswagen AG, 2.62% (E)	2,388	472,417

Total Preferred Stocks (Cost $879,645)		970,271

RIGHT - 0.0%
Austria - 0.0%
Buwog AG, (B) (F) (G) (H) Exercise Price EUR 29, Expiration Date 12/31/2099	152	0

Total Right (Cost $0)		0

SHORT-TERM INVESTMENT COMPANY - 0.5%
United States - 0.5%
State Street Institutional Treasury Money Market Fund, 1.44% (E)	981,846	981,846

Total Short-Term Investment Company (Cost $981,846)		981,846

OTHER INVESTMENT COMPANY - 2.7%
Securities Lending Collateral - 2.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.56% (E)	5,319,337	5,319,337

Total Other Investment Company (Cost $5,319,337)		5,319,337

Total Investments (Cost $189,154,465)		204,107,938
Net Other Assets (Liabilities) - (2.2)%		(4,347,997)

Net Assets - 100.0%		$ 199,759,941

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
MSCI EAFE Index	19	03/20/2020	$1,918,473	$1,934,675	$16,202	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2019

DeltaShares® S&P International Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Banks	9.2%	$18,869,781
Pharmaceuticals	8.3	17,048,277
Insurance	5.2	10,525,333
Oil, Gas & Consumable Fuels	4.5	9,236,662
Food Products	3.4	6,992,098
Chemicals	3.2	6,532,479
Automobiles	3.2	6,450,002
Machinery	2.8	5,641,814
Metals & Mining	2.7	5,515,680
Textiles, Apparel & Luxury Goods	2.4	4,992,642
Capital Markets	2.3	4,614,433
Beverages	2.2	4,483,586
Real Estate Management & Development	2.1	4,195,791
Personal Products	2.0	4,169,332
Electric Utilities	1.9	3,916,082
Diversified Telecommunication Services	1.9	3,871,002
Semiconductors & Semiconductor Equipment	1.8	3,780,048
Electronic Equipment, Instruments & Components	1.7	3,549,158
Health Care Equipment & Supplies	1.7	3,386,455
Equity Real Estate Investment Trusts	1.6	3,366,571
Software	1.6	3,207,528
Electrical Equipment	1.5	3,124,231
Wireless Telecommunication Services	1.5	3,015,067
Professional Services	1.4	2,882,825
Food & Staples Retailing	1.4	2,880,836
Aerospace & Defense	1.4	2,856,466
Trading Companies & Distributors	1.4	2,836,878
Hotels, Restaurants & Leisure	1.4	2,797,865
Industrial Conglomerates	1.3	2,680,348
Road & Rail	1.3	2,624,743
Household Durables	1.3	2,602,377
IT Services	1.1	2,244,620
Tobacco	1.0	2,003,443
Construction & Engineering	1.0	1,981,535
Building Products	0.9	1,894,944
Multi-Utilities	0.9	1,886,884
Specialty Retail	0.9	1,809,544
Auto Components	0.9	1,800,856
Biotechnology	0.9	1,773,972
Household Products	0.8	1,683,515
Entertainment	0.8	1,579,124
Diversified Financial Services	0.7	1,477,297
Construction Materials	0.6	1,215,370
Media	0.6	1,196,141
Multiline Retail	0.5	1,093,246
Commercial Services & Supplies	0.5	1,046,741
Health Care Providers & Services	0.5	1,022,032
Transportation Infrastructure	0.5	1,008,274
Gas Utilities	0.5	970,673
Air Freight & Logistics	0.5	959,352
Technology Hardware, Storage & Peripherals	0.5	938,916
Internet & Direct Marketing Retail	0.4	823,112
Paper & Forest Products	0.4	721,036
Life Sciences Tools & Services	0.3	594,636
Communications Equipment	0.3	574,335
Leisure Products	0.2	514,700

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2019

DeltaShares® S&P International Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments		Value
Marine	0.2%		$376,497
Airlines	0.2		370,326
Interactive Media & Services	0.2		319,609
Containers & Packaging	0.1		296,860
Energy Equipment & Services	0.1		228,450
Water Utilities	0.1		215,117
Health Care Technology	0.1		205,074
Independent Power & Renewable Electricity Producers	0.1		151,876
Consumer Finance	0.0	(C)	94,892
Distributors	0.0	(C)	47,697
Diversified Consumer Services	0.0	(C)	39,669

Investments	96.9		197,806,755
Short-Term Investments	3.1		6,301,183

Total Investments	100.0%		$204,107,938

SECURITY VALUATION:

Valuation Inputs (I)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (J)	Value
ASSETS
Investments
Common Stocks	$2,076,502	$194,759,982	$—	$196,836,484
Preferred Stocks	—	970,271	—	970,271
Right	—	—	0	0
Short-Term Investment Company	981,846	—	—	981,846
Other Investment Company	5,319,337	—	—	5,319,337

Total Investments	$8,377,685	$195,730,253	$0	$204,107,938

Other Financial Instruments
Futures Contracts (K)	$16,202	$—	$—	$16,202

Total Other Financial Instruments	$16,202	$—	$—	$16,202

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $5,066,527. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing securities.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, the total value of 144A securities is $1,450,395, representing 0.7% of the Fund’s net assets.
(E)	Rates disclosed reflect the yields at December 31, 2019.
(F)	Security is Level 3 of the fair value hierarchy.
(G)	Security deemed worthless.
(H)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2019, the value of the security is $0, representing 0.00% of the Fund’s net assets.
(I)	There were no transfers in or out of Level 3 during the year ended December 31, 2019. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(J)	Level 3 securities were not considered significant to the Fund.
(K)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2019

DeltaShares® S&P International Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2019

CURRENCY ABBREVIATION:

EUR	Euro

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
CDI	CHESS Depositary Interests
CVA	Commanditaire Vennootschap op Aandelen (Dutch Certificate)
EAFE	Europe, Australasia and Far East
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2019

STATEMENTS OF ASSETS AND LIABILITIES

At December 31, 2019

	DeltaShares® S&P 400 Managed Risk ETF	DeltaShares® S&P 500 Managed Risk ETF	DeltaShares® S&P 600 Managed Risk ETF	DeltaShares® S&P EM 100 & Managed Risk ETF	DeltaShares® S&P International Managed Risk ETF
Assets:
Investments, at value (A) (B)	$106,247,178	$428,944,528	$45,288,356	$46,755,767	$204,107,938
Cash	337,680	—	1,154	—	—
Cash collateral pledged at broker for:
Futures contracts	43,200	239,400	21,000	26,000	85,500
Foreign currency, at value (C)	—	—	—	139,839	341,360
Receivables and other assets:
Investments sold	—	—	183,606	—	43,696
Net income from securities lending	1,884	271	3,091	122	2,161
Dividends	108,798	427,883	51,014	98,109	192,951
Tax reclaims	—	—	—	1,885	312,869
Variation margin receivable on futures contracts	56,121	234,494	6,647	26,660	79,380
Total assets	106,794,861	429,846,576	45,554,868	47,048,382	205,165,855

Liabilities:
Cash collateral received upon return of:
Securities on loan	8,808,019	1,630,939	3,812,419	241,710	5,319,337
Payables and other liabilities:
Investments purchased	184,037	—	19,260	—	—
Investment management fees	38,122	129,526	16,288	23,907	86,577
Total liabilities	9,030,178	1,760,465	3,847,967	265,617	5,405,914
Net assets	$97,764,683	$428,086,111	$41,706,901	$46,782,765	$199,759,941

Net assets consist of:
Paid-in capital	$97,958,332	$382,730,633	$43,598,220	$45,472,846	$196,506,212
Total distributable earnings (accumulated losses)	(193,649)	45,355,478	(1,891,319)	1,309,919	3,253,729
Net assets	$97,764,683	$428,086,111	$41,706,901	$46,782,765	$199,759,941
Shares outstanding	1,800,000	6,950,000	750,000	900,000	3,850,000
Net asset value per share	$54.31	$61.60	$55.61	$51.98	$51.89

(A) Investments, at cost	$97,229,064	$364,504,539	$42,510,378	$43,089,849	$189,154,465
(B) Securities on loan, at value	$8,592,139	$1,592,148	$3,707,062	$228,917	$5,066,527
(C) Foreign currency, at cost	$—	$—	$—	$138,662	$334,818

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2019

STATEMENTS OF OPERATIONS

For the year ended December 31, 2019

	DeltaShares® S&P 400 Managed Risk ETF	DeltaShares® S&P 500 Managed Risk ETF	DeltaShares® S&P 600 Managed Risk ETF	DeltaShares® S&P EM 100 & Managed Risk ETF (A)	DeltaShares® S&P International Managed Risk ETF
Investment Income:
Dividend income	$1,202,472	$7,170,265	$389,416	$967,839	$6,978,844
Interest income	501,041	1,157,103	262,926	66,760	202,770
Non-cash dividend income	—	—	—	286,453	—
Net income from securities lending	21,145	34,419	17,196	2,170	66,476
Withholding taxes on foreign income	(628)	—	(168)	(107,112)	(591,605)
Total investment income	1,724,030	8,361,787	669,370	1,216,110	6,656,485

Expenses:
Investment management fees	442,806	1,453,159	181,527	197,569	995,281
Total expenses	442,806	1,453,159	181,527	197,569	995,281

Net investment income (loss)	1,281,224	6,908,628	487,843	1,018,541	5,661,204

Net realized gain (loss) on:
Investments	(1,100,735)	719,682	(177,523)	(2,855,408)	(205,191)
In-kind redemptions	1,894,059	8,444,808	205,815	—	3,985,075
Swap agreements	—	4,361	36,706	—	—
Futures contracts	381,973	2,066,011	152,586	453,034	895,332
Foreign currency transactions	—	—	—	(8,161)	8,068
Net realized gain (loss)	1,175,297	11,234,862	217,584	(2,410,535)	4,683,284

Net change in unrealized appreciation (depreciation) on:
Investments	10,739,100	64,976,147	3,873,331	3,665,918	25,517,909
Futures contracts	(5,041)	46,559	(4,254)	13,793	9,063
Translation of assets and liabilities denominated in foreign currencies	—	—	—	1,224	11,744
Net change in unrealized appreciation (depreciation)	10,734,059	65,022,706	3,869,077	3,680,935	25,538,716
Net realized and change in unrealized gain (loss)	11,909,356	76,257,568	4,086,661	1,270,400	30,222,000
Net increase (decrease) in net assets resulting from operations	$13,190,580	$83,166,196	$4,574,504	$2,288,941	$35,883,204

(A)	Commenced operations on March 20, 2019.

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2019

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended:

	DeltaShares® S&P 400 Managed Risk ETF		DeltaShares® S&P 500 Managed Risk ETF		DeltaShares® S&P 600 Managed Risk ETF
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
From operations:
Net investment income (loss)	$1,281,224	$1,422,182	$6,908,628	$6,949,871	$487,843	$513,096
Net realized gain (loss)	1,175,297	1,374,587	11,234,862	12,563,607	217,584	3,600,904
Net change in unrealized appreciation (depreciation)	10,734,059	(12,341,124)	65,022,706	(31,325,342)	3,869,077	(6,206,153)
Net increase (decrease) in net assets resulting from operations	13,190,580	(9,544,355)	83,166,196	(11,811,864)	4,574,504	(2,092,153)

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(1,326,963)	(1,403,938)	(7,172,785)	(6,986,427)	(514,864)	(555,073)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(1,326,963)	(1,403,938)	(7,172,785)	(6,986,427)	(514,864)	(555,073)

Capital share transactions:
Proceeds from shares sold	—	70,966,612	8,055,870	280,974,489	—	45,414,201
Cost of shares redeemed	(17,942,947)	(88,168,320)	(42,721,348)	(294,728,315)	(2,626,876)	(61,823,421)
Net increase (decrease) in net assets resulting from capital share transactions	(17,942,947)	(17,201,708)	(34,665,478)	(13,753,826)	(2,626,876)	(16,409,220)
Net increase (decrease) in net assets	(6,079,330)	(28,150,001)	41,327,933	(32,552,117)	1,432,764	(19,056,446)

Net assets:
Beginning of year	103,844,013	131,994,014	386,758,178	419,310,295	40,274,137	59,330,583
End of year	$97,764,683	$103,844,013	$428,086,111	$386,758,178	$41,706,901	$40,274,137

Capital share transactions - shares:
Shares issued	—	1,300,000	150,000	5,050,000	—	800,000
Shares redeemed	(350,000)	(1,600,000)	(750,000)	(5,250,000)	(50,000)	(1,100,000)
Net increase (decrease) in shares outstanding	(350,000)	(300,000)	(600,000)	(200,000)	(50,000)	(300,000)

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2019

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	DeltaShares® S&P EM 100 & Managed Risk ETF	DeltaShares® S&P International Managed Risk ETF
	December 31, 2019 (A)	December 31, 2019	December 31, 2018
From operations:
Net investment income (loss)	$1,018,541	$5,661,204	$5,827,799
Net realized gain (loss)	(2,410,535)	4,683,284	(9,898,343)
Net change in unrealized appreciation (depreciation)	3,680,935	25,538,716	(25,202,071)
Net increase (decrease) in net assets resulting from operations	2,288,941	35,883,204	(29,272,615)

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(979,022)	(6,314,088)	(5,925,145)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(979,022)	(6,314,088)	(5,925,145)

Capital share transactions:
Proceeds from shares sold	45,472,846	4,595,782	14,936,476
Cost of shares redeemed	—	(36,595,032)	(21,956,219)
Net increase (decrease) in net assets resulting from capital share transactions	45,472,846	(31,999,250)	(7,019,743)
Net increase (decrease) in net assets	46,782,765	(2,430,134)	(42,217,503)

Net assets:
Beginning of period/year	—	202,190,075	244,407,578
End of period/year	$46,782,765	$199,759,941	$202,190,075

Capital share transactions - shares:
Shares issued	900,000	100,000	300,000
Shares redeemed	—	(750,000)	(400,000)
Net increase (decrease) in shares outstanding	900,000	(650,000)	(100,000)

(A)	Commenced operations on March 20, 2019.

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2019

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:	DeltaShares® S&P 400 Managed Risk ETF
	December 31, 2019		December 31, 2018	December 31, 2017 (A)
Net asset value, beginning of period/year	$48.30		$53.88	$50.00

Investment operations:
Net investment income (loss) (B)	0.67		0.66	0.27
Net realized and unrealized gain (loss)	6.03		(5.58)	3.94
Total investment operations	6.70		(4.92)	4.21

Dividends and/or distributions to shareholders:
Net investment income	(0.69)		(0.66)	(0.27)
Net realized gains	—		—	(0.06)
Total dividends and/or distributions to shareholders	(0.69)		(0.66)	(0.33)

Net asset value, end of period/year	$54.31		$48.30	$53.88
Total return	13.95%		(9.19)%	8.42	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$97,765		$103,844	$131,994
Expenses to average net assets	0.45	%(D)	0.45%	0.45	%(E)
Net investment income (loss) to average net assets	1.30%		1.23%	1.25	%(E)
Portfolio turnover rate (F)	511%		435%	6	%(C)

(A)	Commenced operations on July 31, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	Annualized.
(F)	Excludes investment securities received or delivered as a result of processing in-kind issuances or redemptions of capital share transactions in creation units.

For a share outstanding during the period and years indicated:	DeltaShares® S&P 500 Managed Risk ETF
	December 31, 2019		December 31, 2018	December 31, 2017 (A)
Net asset value, beginning of period/year	$51.23		$54.10	$50.00

Investment operations:
Net investment income (loss) (B)	0.94		0.91	0.36
Net realized and unrealized gain (loss)	10.41		(2.86)	4.09
Total investment operations	11.35		(1.95)	4.45

Dividends and/or distributions to shareholders:
Net investment income	(0.98)		(0.91)	(0.34)
Net realized gains	—		(0.01)	(0.01)
Total dividends and/or distributions to shareholders	(0.98)		(0.92)	(0.35)

Net asset value, end of period/year	$61.60		$51.23	$54.10
Total return	22.30%		(3.68)%	8.94	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$428,086		$386,758	$419,310
Expenses to average net assets	0.35	%(D)	0.35%	0.35	%(E)
Net investment income (loss) to average net assets	1.66%		1.65%	1.64	%(E)
Portfolio turnover rate (F)	300%		430%	2	%(C)

(A)	Commenced operations on July 31, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	Annualized.
(F)	Excludes investment securities received or delivered as a result of processing in-kind issuances or redemptions of capital share transactions in creation units.

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	DeltaShares® S&P 600 Managed Risk ETF
	December 31, 2019		December 31, 2018	December 31, 2017 (A)
Net asset value, beginning of period/year	$50.34		$53.94	$50.00

Investment operations:
Net investment income (loss) (B)	0.64		0.59	0.24
Net realized and unrealized gain (loss)	5.30		(3.52)	4.09
Total investment operations	5.94		(2.93)	4.33

Dividends and/or distributions to shareholders:
Net investment income	(0.67)		(0.64)	(0.24)
Net realized gains	—		(0.03)	(0.15)
Total dividends and/or distributions to shareholders	(0.67)		(0.67)	(0.39)

Net asset value, end of period/year	$55.61		$50.34	$53.94
Total return	11.85%		(5.47)%	8.65	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$41,707		$40,274	$59,331
Expenses to average net assets	0.45	%(D)	0.45%	0.45	%(E)
Net investment income (loss) to average net assets	1.21%		1.07%	1.12	%(E)
Portfolio turnover rate (F)	584%		448%	21	%(C)

(A)	Commenced operations on July 31, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	Annualized.
(F)	Excludes investment securities received or delivered as a result of processing in-kind issuances or redemptions of capital share transactions in creation units.

For a share outstanding during the period indicated:	DeltaShares® S&P EM 100 & Managed Risk ETF
	December 31, 2019 (A)
Net asset value, beginning of period	$50.14

Investment operations:
Net investment income (loss) (B)	1.18
Net realized and unrealized gain (loss)	1.75
Total investment operations	2.93

Dividends and/or distributions to shareholders:
Net investment income	(1.09)

Net asset value, end of period	$51.98
Total return	5.85	%(C)

Ratio and supplemental data:
Net assets end of period (000’s)	$46,783
Expenses to average net assets (D)	0.60	%(E)
Net investment income (loss) to average net assets	3.10	%(E)
Portfolio turnover rate (F)	274	%(C)

(A)	Commenced operations on March 20, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	Annualized.
(F)	Excludes investment securities received or delivered as a result of processing in-kind issuances or redemptions of capital share transactions in creation units.

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2019

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	DeltaShares® S&P International Managed Risk ETF
	December 31, 2019		December 31, 2018	December 31, 2017 (A)
Net asset value, beginning of period/year	$44.93		$53.13	$50.00

Investment operations:
Net investment income (loss) (B)	1.38		1.33	0.32
Net realized and unrealized gain (loss)	7.12		(8.15)	3.16
Total investment operations	8.50		(6.82)	3.48

Dividends and/or distributions to shareholders:
Net investment income	(1.54)		(1.37)	(0.34)
Net realized gains	—		(0.01)	(0.01)
Total dividends and/or distributions to shareholders	(1.54)		(1.38)	(0.35)

Net asset value, end of period/year	$51.89		$44.93	$53.13
Total return	19.12%		(13.09)%	6.97	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$199,760		$202,190	$244,408
Expenses to average net assets	0.50	%(D)	0.50%	0.50	%(E)
Net investment income (loss) to average net assets	2.85%		2.60%	1.47	%(E)
Portfolio turnover rate (F)	85%		189%	3	%(C)

(A)	Commenced operations on July 31, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	Annualized.
(F)	Excludes investment securities received or delivered as a result of processing in-kind issuances or redemptions of capital share transactions in creation units.

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS

At December 31, 2019

1. ORGANIZATION

Transamerica ETF Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Delaware statutory trust dated May 5, 2016. The Trust applies investment company accounting and reporting guidance. The funds covered by this report (each, a “Fund” and collectively, the “Funds”) are each a series of the Trust and are as follows:

Fund
DeltaShares® S&P 400 Managed Risk ETF (“S&P 400 Managed Risk”)
DeltaShares® S&P 500 Managed Risk ETF (“S&P 500 Managed Risk”)
DeltaShares® S&P 600 Managed Risk ETF (“S&P 600 Managed Risk”)
DeltaShares® S&P EM 100 & Managed Risk ETF (“S&P EM 100 & Managed Risk”) (A)
DeltaShares® S&P International Managed Risk ETF (“S&P International Managed Risk”)

(A)	Commenced operations on March 20, 2019.

Each Fund is classified as a “non-diversified” investment company under the 1940 Act.

The investment objective of each Fund is to seek to track the investment results, before fees and expenses, of the respective index listed below (each, an “Underlying Index”). Each Fund uses a “passive” or indexing approach to try to achieve its investment objective.

Fund	Underlying Index
S&P 400 Managed Risk	S&P 400® Managed Risk 2.0 Index
S&P 500 Managed Risk	S&P 500® Managed Risk 2.0 Index
S&P 600 Managed Risk	S&P 600® Managed Risk 2.0 Index
S&P EM 100 & Managed Risk	S&P EM 100 (USD) Managed Risk 2.0 Index
S&P International Managed Risk	S&P EPAC Ex. Korea LargeMidCap Managed Risk 2.0 Index

This report must be accompanied or preceded by each Fund’s current prospectus, which contains additional information about the Funds, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Funds pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Funds. TAM supervises each Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Funds.

TAM currently acts as a “manager of managers” and has hired Milliman Financial Risk Management LLC as the sub-adviser to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Funds and their investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Funds employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Funds’ investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Funds; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Funds’ Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Funds; oversight of other service providers to the Funds, such as the custodian, the transfer agent, the Funds’ independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Funds; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Funds, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Funds. These services include performing certain administrative services for the Funds and supervising and overseeing the administrative, clerical,

Transamerica ETF Trust	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

1. ORGANIZATION (continued)

recordkeeping and bookkeeping services provided to the Funds by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Funds from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Funds’ custodian and dividend disbursing agent and monitoring their services to the Funds; assisting the Funds in preparing reports to shareholders; acting as liaison with the Funds’ independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Funds’ financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.

Foreign currency denominated investments: The accounting records of the Funds are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. Each Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Funds are informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Funds may be subject to taxes imposed by the countries in which they invest, with respect to their investments in issuers existing or operating in such countries. The Funds may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds accrue such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Organizational and offering costs: TAM has agreed to pay all of the S&P EM 100 & Managed Risk organizational and offering costs. The offering and organizational costs are not subject to repayment to TAM by the Fund.

Indemnification: In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Transamerica ETF Trust	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Funds value their investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP in the United States of America establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Funds’ own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Funds’ investments at December 31, 2019, is disclosed within the Security Valuation section of each Fund’s Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Funds’ significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, ETFs and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Investment companies: Certain investment companies are valued at the NAV of the underlying Funds as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying funds and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Rights: Rights may be priced intrinsically using a model that incorporates the subscription or strike price, the daily market price for the underlying security, and a subscription ratio. If the inputs are unavailable, or if the subscription or strike price is higher than the market price, then the rights are priced at zero. Rights are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Transamerica ETF Trust	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

3. SECURITY VALUATION (continued)

Contingent value rights (“CVR”): CVRs for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Board. CVRs are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data relating to the issuer. Depending on the relative significance of observable valuation inputs, these investments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Funds using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Contingent value rights: The Funds may invest in CVRs, which is a type of right given to investors of an acquired company (or a company facing major restructuring) that ensures additional benefit if a specified event occurs. A CVR often has an expiration date that relates to the time the contingent event must occur. CVRs generally lack liquidity since most are non-transferable and a large number of legal and other issues can arise when negotiating and implementing these instruments.

CVRs held at December 31, 2019, if any, are identified within the Schedule of Investments.

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2019, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by their investment policies, to raise additional cash to be invested in other securities or instruments. When the Funds invest borrowing proceeds in other securities, the Funds will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Funds may borrow on a secured or on an unsecured basis. If the Funds enter into a secured borrowing arrangement, a portion of the Funds’ assets will be used as collateral. The 1940 Act requires the Funds to maintain asset coverage of at least 300% of the amount of their borrowings. Asset coverage means the ratio that the value of the Funds’ total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Funds may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or

Transamerica ETF Trust	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2019.

Repurchase agreements at December 31, 2019, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Funds pursuant to a Securities Lending Agreement. The lending of securities exposes the Funds to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Funds may experience delays in recovery of the loaned securities or delays in access to collateral, or the Funds may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Funds in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio (the “Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2019; however no individual fund has a significant holding in the Navigator. By lending securities, the Funds seek to increase their net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statements of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2019, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2019.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
S&P 400 Managed Risk
Securities Lending Transactions
Common Stocks	$8,808,019	$—	$—	$—	$8,808,019
Total Borrowings	$8,808,019	$—	$—	$—	$8,808,019

S&P 500 Managed Risk
Securities Lending Transactions
Common Stocks	$1,630,939	$—	$—	$—	$1,630,939
Total Borrowings	$1,630,939	$—	$—	$—	$1,630,939

S&P 600 Managed Risk
Securities Lending Transactions
Common Stocks	$3,812,419	$—	$—	$—	$3,812,419
Total Borrowings	$3,812,419	$—	$—	$—	$3,812,419

S&P EM 100 & Managed Risk
Securities Lending Transactions
Common Stocks	$241,710	$—	$—	$—	$241,710
Total Borrowings	$241,710	$—	$—	$—	$241,710

S&P International Managed Risk
Securities Lending Transactions
Common Stocks	$5,319,337	$—	$—	$—	$5,319,337
Total Borrowings	$5,319,337	$—	$—	$—	$5,319,337

Transamerica ETF Trust	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Funds’ investment objectives allow the Funds to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Funds’ investment objectives, the Funds may seek to use derivatives. The Funds’ use of derivatives may increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Funds.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Funds. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Funds’ exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Funds are subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing their investment objectives. A Fund may use futures contracts to enhance the Fund’s ability to track its Underlying Index. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Funds are required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Funds, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. Upon entering into such contracts, the Funds bear the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Funds may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2019, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statements of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bilateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Fund may enter into credit default, cross-currency, interest rate, total return, including contracts for difference (“CFD”), and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Centrally cleared swap agreements are marked-to-market daily based upon values from third party vendors,

Transamerica ETF Trust	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as Variation margin receivable (payable) on centrally cleared swap agreements within the Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected in OTC swap agreements, at value within the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Additionally, these upfront payments as well as any periodic payments received or paid by the Fund, including any liquidation payment received or made at the termination of the swap are recorded as part of Net realized gain (loss) on swap agreements within the Statement of Operations.

Interest rate swap agreements: The Funds are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Funds hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Funds enter into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. Funds with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty, and by the posting of collateral.

Open centrally cleared swap agreements and open OTC swap agreements at December 31, 2019, if any, are listed within the Schedule of Investments.

The following is a summary of the location and each Fund’s fair values of derivative investments disclosed, if any, within the Statements of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2019.

Asset Derivatives
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
S&P 400 Managed Risk
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$12,272	$—	$—	$12,272
Total	$—	$—	$12,272	$—	$—	$12,272

S&P 500 Managed Risk
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$111,392	$—	$—	$111,392
Total	$—	$—	$111,392	$—	$—	$111,392

S&P 600 Managed Risk
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$5,345	$—	$—	$5,345
Total	$—	$—	$5,345	$—	$—	$5,345

S&P EM 100 & Managed Risk
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$13,793	—	$—	$13,793
Total	$—	$—	$13,793	$—	$—	$13,793

Transamerica ETF Trust	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Asset Derivatives
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
S&P International Managed Risk
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$16,202	$—	$—	$16,202
Total	$—	$—	$16,202	$—	$—	$16,202

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statements of Operations, categorized by primary market risk exposure as of December 31, 2019.

Realized Gain (Loss) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
S&P 400 Managed Risk
Futures contracts	$11,252	$—	$370,721	$—	$—	$381,973
Total	$11,252	$—	$370,721	$—	$—	$381,973

S&P 500 Managed Risk
Swap agreements	$(252)	$—	$4,613	$—	$—	$4,361
Futures contracts	7,279	—	2,058,722	—	—	2,066,001
Total	$7,027	$—	$2,063,335	$—	$—	$2,070,362

S&P 600 Managed Risk
Swap agreements	$(4,439)	$—	$41,145	$—	$—	$36,706
Futures contracts	669	—	151,917	—	—	152,586
Total	$(3,770)	$—	$193,062	$—	$—	$189,292

S&P EM 100 & Managed Risk
Futures contracts	$—	$—	$453,034	$—	$—	$453,034
Total	$—	$—	$453,034	$—	$—	$453,034

S&P International Managed Risk
Futures contracts	$(6,585)	$—	$901,917	$—	$—	$895,332
Total	$(6,585)	$—	$901,917	$—	$—	$895,332

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
S&P 400 Managed Risk
Futures contracts	$(503)	$—	$(4,538)	$—	$—	$(5,041)
Total	$(503)	$—	$(4,538)	$—	$—	$(5,041)

S&P 500 Managed Risk
Futures contracts	$(326)	$—	$46,885	$—	$—	$46,559
Total	$(326)	$—	$46,885	$—	$—	$46,559

S&P 600 Managed Risk
Futures contracts	$(29)	$—	$(4,225)	$—	$—	$(4,254)
Total	$(29)	$—	$(4,225)	$—	$—	$(4,254)

Transamerica ETF Trust	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
S&P EM 100 & Managed Risk
Futures contracts	$—	$—	$13,793	$—	$—	$13,793
Total	$—	$—	$13,793	$—	$—	$13,793

S&P International Managed Risk
Futures contracts	$(1,542)	$—	$10,605	$—	$—	$9,063
Total	$(1,542)	$—	$10,605	$—	$—	$9,063

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2019.

	Swap Agreements at Notional Amount (Pay)/Receive		Futures Contracts at Notional Amount
Fund			Long	Short
S&P 400 Managed Risk	$—		$1,410,916	$—
S&P 500 Managed Risk	(11,713)		5,679,697	—
S&P 600 Managed Risk	—	(A)	501,045	—
S&P EM 100 & Managed Risk	—		1,079,834	—
S&P International Managed Risk	—		2,884,211	—

(A)	There were no open positions at the beginning and/or end of each month, however, the Fund periodically invested in this type of derivative instrument during the year.

The applicable Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, a Fund may be required to pledge collateral on derivatives to a counterparty if the Fund is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by a Fund to cover obligations, if any, is reported in Cash collateral at broker within the Statements of Assets and Liabilities. Cash collateral that has been received by a Fund from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statements of Assets and Liabilities. Non-cash collateral pledged to each Fund, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

Transamerica ETF Trust	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Additionally, to the extent the Fund has delivered collateral to a counterparty, the Fund bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if a Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

7. RISK FACTORS

Investing in the Funds involves certain key risks related to the Funds’ trading activity. Please reference the Funds’ prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Funds.

Asset allocation: Each Underlying Index and, thus, each Fund allocates assets among equity and fixed income securities. These allocations and the timing of the allocations may result in performance that is less favorable than that of a portfolio that does not allocate its assets among equity and fixed income securities.

Emerging market risk: Investments in the securities of issuers located in or principally doing business in emerging markets bear heightened foreign investments risks. Emerging market countries typically have economic, political and legal systems and regulatory and accounting standards that are less fully developed, and that can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Some emerging market countries are especially vulnerable to economic conditions in other countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility. A fund investing in emerging market countries may be required to establish special custody or other arrangements before investing. An investment in emerging market securities should be considered speculative.

Foreign investment risk: Investments in securities of foreign issuers (including those denominated in U.S. dollars) or issuers with significant exposure to foreign markets are subject to additional risks. Foreign countries in which a Fund may invest may have markets that are less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of a fund’s investments may decline because of factors affecting the particular issuers as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country. Foreign countries in which a Fund may invest may have markets that are less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of a Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

Index tracking: While the Sub-Adviser seeks to track the performance of an Underlying Index (i.e., achieve a high degree of correlation with the Underlying Index), a Fund’s return may not match the return of the Underlying Index. Each Fund incurs a number of operating expenses not applicable to each Underlying Index, and incurs costs in buying and selling securities. In addition, a Fund may not be fully invested at times, either as a result of cash flows into or out of the fund or reserves of cash held by the fund to meet redemptions. Changes in the composition of the Underlying Index and regulatory requirements also may impact a Fund’s ability to match the return of the respective Underlying Index. The Sub-Adviser may apply one or more “screens” or investment techniques to refine or limit the number or types of issuers included in the Underlying Index in which a Fund may invest. Application of such screens or techniques may result in investment performance below that of the Underlying Index and may not produce results expected by the Investment Manager. Index tracking risk may be heightened during times of increased market volatility or other unusual market conditions. In addition, due to the potential for frequent rebalancing of the Underlying Indexes, there is greater risk that the Sub-Adviser may fail to implement changes to a Fund’s portfolio necessary to track the performance of the relevant Underlying Index.

Small and medium capitalization risk: Small or medium capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

Transamerica ETF Trust	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

TAM is an affiliate of Aegon NV.

Certain officers and trustees of the Funds are also officers and/or trustees of TAM. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Funds.

Investment management fees: TAM serves as the Funds’ investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and each Fund pays a single management fee, which is reflected in Investment management fees within the Statements of Operations.

Each Fund pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Fund	Rate
S&P 400 Managed Risk	0.45%
S&P 500 Managed Risk	0.35
S&P 600 Managed Risk	0.45
S&P EM 100 & Managed Risk	0.60
S&P International Managed Risk	0.50

From time to time, TAM may waive all or a portion of its management fee. TAM pays all expenses of each Fund other than the investment management fee, distribution fee pursuant to each Fund’s distribution and service plan, if any, brokerage expenses, taxes, interest, litigation expenses, fees and expenses related to securities lending services, costs of borrowing money, acquired fund fees and expenses and other extraordinary expenses.

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act, however, the Distribution Plan has not yet been implemented. Payments at an annual rate of up to 0.25% of each Fund’s average daily net assets may be made for the sale and distribution of capital shares. The implementation of any such payments would be approved by the Board prior to implementation.

The Trust has entered into a distribution agreement with Foreside Fund Services, LLC as the Funds’ distributor. The Distributor will not distribute Fund shares in less than creation units, and does not maintain a secondary market in Fund shares. The Distributor may enter into selected dealer agreements with other broker-dealers or other qualified financial institutions for the sale of creation units of Fund shares.

Brokerage commissions: The Funds incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2019.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2019, the cost of securities purchased and proceeds from securities sold (excluding in-kind transactions and short-term securities) are as follows:

	Purchases of Securities		Sales/Maturities of Securities
Fund	Long-Term	U.S. Government	Long-Term	U.S. Government
S&P 400 Managed Risk	$157,344,124	$337,224,627	$91,553,835	$404,074,408
S&P 500 Managed Risk	483,109,590	737,758,998	251,753,019	969,375,105
S&P 600 Managed Risk	59,470,060	173,257,376	32,658,535	200,265,618
S&P EM 100 & Managed Risk	56,382,214	74,484,122	31,848,957	74,622,645
S&P International Managed Risk	116,494,941	55,047,482	23,348,509	144,178,410

Transamerica ETF Trust	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

9. PURCHASES AND SALES OF SECURITIES (continued)

For the year ended December 31, 2019, the cost of in-kind purchases and proceeds from in-kind sales are as follows:

Fund	In-Kind Purchases	In-Kind Sales
S&P 400 Managed Risk	$—	$12,554,622
S&P 500 Managed Risk	5,495,276	38,375,588
S&P 600 Managed Risk	—	1,620,023
S&P EM 100 & Managed Risk	21,038,016	—
S&P International Managed Risk	3,250,759	35,060,858

10. CAPITAL SHARE TRANSACTIONS

The Funds will issue or redeem capital shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 50,000 capital shares (“Creation Units”). Creation Unit transactions are typically conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in each Fund’s Underlying Index.

Individual capital shares may only be purchased and sold on a national securities exchange, electronic crossing networks and other alternative trading systems through a broker-dealer at market prices. Because capital shares trade at market prices rather than at NAV, capital shares may trade at a price greater than NAV (premium) or less than NAV (discount). Transactions in capital shares for each Fund are disclosed in detail within the Statements of Changes in Net Assets.

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Funds have not made any provision for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Funds’ tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Funds’ tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statements of Operations. The Funds identify their major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts mark to market, passive foreign investment company inclusions, partnership basis adjustments and corporate action tax adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to redemptions in-kind, and distributions in excess of current earnings. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Fund	Paid-in Capital	Total Distributable Earnings
S&P 400 Managed Risk	$1,800,020	$(1,800,020)
S&P 500 Managed Risk	8,305,435	(8,305,435)
S&P 600 Managed Risk	168,093	(168,093)
S&P EM 100 & Managed Risk	—	—
S&P International Managed Risk	3,825,564	(3,825,564)

Transamerica ETF Trust	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2019, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Fund	Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
S&P 400 Managed Risk	$98,982,749	$9,148,421	$(1,883,992)	$7,264,429
S&P 500 Managed Risk	373,713,610	58,507,671	(3,276,753)	55,230,918
S&P 600 Managed Risk	43,733,471	2,898,527	(1,343,642)	1,554,885
S&P EM 100 & Managed Risk	43,596,165	3,942,825	(783,223)	3,159,602
S&P International Managed Risk	195,579,114	18,694,496	(10,165,672)	8,528,824

As of December 31, 2019, the capital loss carryforwards available to offset future realized capital gains are as follows.

	Unlimited
Fund	Short-Term	Long-Term
S&P 400 Managed Risk	$2,025,889	$5,432,189
S&P 500 Managed Risk	—	9,881,816
S&P 600 Managed Risk	1,612,616	1,833,588
S&P EM 100 & Managed Risk	1,894,513	—
S&P International Managed Risk	—	5,281,591

During the year ended December 31, 2019, the capital loss carryforwards utilized or expired are as follows. Funds not listed in the subsequent table do not have capital loss carryforwards utilized or expired.

Fund	Capital Loss Carryforwards Utilized/Expired
S&P 500 Managed Risk	$2,273,914

The tax character of distributions paid may differ from the character of distributions shown within the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2019 and 2018 are as follows:

	2019 Distributions Paid From			2018 Distributions Paid From
Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
S&P 400 Managed Risk	$1,326,963	$—	$—	$1,403,938	$—	$—
S&P 500 Managed Risk	7,172,785	—	—	6,923,900	62,527	—
S&P 600 Managed Risk	514,864	—	—	555,073	—	—
S&P EM 100 & Managed Risk	979,022	—	—	—	—	—
S&P International Managed Risk	6,314,088	—	—	5,872,442	52,703	—

As of December 31, 2019, the tax basis components of distributable earnings are as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
S&P 400 Managed Risk	$—	$—	$—	$(7,458,078)	$—	$—	$7,264,429
S&P 500 Managed Risk	6,376	—	—	(9,881,816)	—	—	55,230,918
S&P 600 Managed Risk	—	—	—	(3,446,204)	—	—	1,554,885
S&P EM 100 & Managed Risk	43,606	—	—	(1,894,513)	—	—	3,160,826
S&P International Managed Risk	—	—	—	(5,281,591)	—	—	8,535,320

12. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”.

Transamerica ETF Trust	Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

12. NEW ACCOUNTING PRONOUNCEMENT (continued)

ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and has early adopted the disclosure requirements and the impact is reflected within the Funds’ financial statements.

13. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TAM also serves as the investment manager to the DeltaShares exchange traded funds, and TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Funds’ financial statements.

Transamerica ETF Trust	Annual Report 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Transamerica ETF Trust (the “Trust”) (comprising DeltaShares® S&P 400 Managed Risk ETF, DeltaShares® S&P 500 Managed Risk ETF, DeltaShares® S&P 600 Managed Risk ETF, DeltaShares® S&P EM 100 & Managed Risk ETF and DeltaShares® S&P International Managed Risk ETF, (collectively referred to as the “Funds”)), including the schedules of investments, as of December 31, 2019, and the related statements of operations and changes in net assets and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Transamerica ETF Trust at December 31, 2019, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Funds comprising the Transamerica ETF Trust	Statement of operations	Statements of changes in net assets	Financial highlights
-DeltaShares® S&P 400 Managed Risk ETF, -DeltaShares® S&P 500 Managed Risk ETF, -DeltaShares® S&P 600 Managed Risk ETF -DeltaShares® S&P International Managed Risk ETF	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019	For each of the two years in the period ended December 31, 2019 and the period from July 31, 2017 (commencement of operations) through December 31, 2017
-DeltaShares® S&P EM 100 & Managed Risk ETF	For the period from March 20, 2019 (commencement of operations) through December 31, 2019

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2020

Transamerica ETF Trust	Annual Report 2019

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For dividends paid during the year ended December 31, 2019, the Funds designated the following maximum amounts of qualified dividend income are as follows:

Fund	Qualified Dividend Income
S&P 400 Managed Risk	$849,594
S&P 500 Managed Risk	6,667,690
S&P 600 Managed Risk	257,617
S&P EM 100 & Managed Risk	825,424
S&P International Managed Risk	4,774,115

For corporate shareholders, investment income (dividend income plus short-term gains, if any) which qualifies for the maximum dividends received deductions are as follows:

Fund	Dividend Received Deduction Percentage
S&P 400 Managed Risk	65.48%
S&P 500 Managed Risk	93.23
S&P 600 Managed Risk	51.09

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Fund	Foreign Source Income	Foreign Taxes
S&P EM 100 & Managed Risk	$1,053,880	$104,907
S&P International Managed Risk	5,980,592	372,300

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2019. Complete information will be computed and reported in conjunction with your 2019 Form 1099-DIV.

Transamerica ETF Trust	Annual Report 2019

Management of the Trust

Board Members and Officers

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of each fund by its officers. The Board also reviews the management of each fund’s assets by the Investment Manager and the sub-adviser.

The funds are among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); (iii) Transamerica ETF Trust (“TET”) and (iv) Transamerica Asset Allocation Variable Funds (“TAAVF”). Transamerica Fund Family consists of 126 funds as of the date of this Annual Report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TF, TST or TAAVF. TF, TST and TAAVF are overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, Colorado 80202.

Further information about the Trust’s Board Members and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-888-233-4339 or visiting the Trust’s website at www.deltashares.com.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS
Marijn P. Smit (45)	Chairman of the Board, President and Chief Executive Officer	Since 2017

Chairman of the Board, President and Chief Executive Officer, TF, TST and TAAVF

(2014 – present);

Chairman of the Board, President and Chief Executive Officer, TET

(2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Chairman of the Board, President and Chief Executive Officer, Transamerica Income Shares, Inc. (“TIS”) (2014 – 2015);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present);

126	Director,
Massachusetts
Fidelity Trust
Company
(2014 – present);
Director, Aegon
Global Funds
(2016 – present);
Director –
Akaan-Aegon,
S.A.P.I. de C.V.
(financial
services joint
venture in
Mexico)
(2017 – present)
Director,
Mongeral Aegon
Seguros e
Previdencia S.A.
(2019 – present);
and Director,
Mongeral Aegon
Investimentos
Ltda.
(2018 – present)

Transamerica ETF Trust	Annual Report 2019

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – present);

Trust Officer, Massachusetts Fidelity Trust Company (2014 – present);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016); and

President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

INDEPENDENT BOARD MEMBERS
James S. Parsons (61)	Trustee	Since 2017	Retired 2009	5
Francis J. Enderle (54)	Trustee	Since 2017	Consultant, Lattice Strategies/Hartford Funds (2014 – present)	5	Chair, BlackRock Canada Independent Review Committee (2010 – 2017); Director, WineInStyle (Japan) (2006 – 2017)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica ETF Trust	Annual Report 2019

Officers

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (45)	Chairman of the Board, President and Chief Executive Officer	Since 2017	See Table Above.
Timothy Bresnahan (50)	Senior Counsel and Secretary	Since 2019	Assistant Secretary, TET (2019 – present); Secretary, TET (2019); Senior Counsel, TAM (2008 – present)
Thomas R. Wald (59)	Chief Investment Officer	Since 2017

Chief Investment Officer, Transamerica Funds, TST and TAAVF (2014 – present); TET (2017 – present);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Chief Investment Officer, TIS (2014 – 2015);

Director (2017 – present), (Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión (2019 – present);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Chief Investment Officer, Transamerica Investments & Retirement (2014 – present);

Director, Transamerica Funds Services, Inc. (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – present).

Christopher A. Staples (49)	Vice President and Chief Investment Officer	Since 2017

Vice President and Chief Investment Officer, Advisory Services (2007 – present), Transamerica Funds and TST; TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services (2007 – 2015), TIS;

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – present);

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – present); Registered Representative (2007 – 2016), TCI;

Registered Representative, TFA (2005 – present).

Transamerica ETF Trust	Annual Report 2019

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Francine J. Rosenberger (52)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, Transamerica Funds, TST, TET and TAAVF (2019 – present);

Chief Compliance Officer (2019 – present), TAM;

General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Molly Possehl (41)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, Transamerica Funds, TST, TET and TAAVF (2019 – present);

Anti-Money Laundering Officer (2019 – present), TAM;

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present); Attorney,

Anti-Money Laundering Compliance Officer (Annuity products), Transamerica Life Insurance Company/Aegon USA (2006 – 2015).

Erin D. Nelson (42)	Associate General Counsel, Chief Legal Officer and Secretary	Since 2019

Chief Legal Officer and Secretary, Transamerica Funds, TST, TET and TAAVF (2019 – present);

Assistant General Counsel II and Assistant Secretary, TAM (2019 – present), Assistant Secretary (2019 – present, TFS;

Senior Vice President and Chief Compliance Officer, ALPS Advisors, Inc. (2015 – 2019).

Vincent J. Toner (49)	Vice President and Treasurer	Since 2017

Vice President and Treasurer, Transamerica Funds, TST and TAAVF (2014 – present), TET (2017 – present);

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President and Treasurer, TIS (2014 – 2015);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer, TFS (2014 – present);

Vice President (2016 – present), Transamerica Capital, Inc.; Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Blake Boettcher (33)	Tax Manager	Since 2018	Tax Manager, Transamerica Funds, TST, TAAVF and TET (2018 – present); Senior Manager – Tax, Charles Schwab Investment Management (2015 – 2017); Tax Manager, Deloitte Tax LLP (2012 – 2015).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica ETF Trust	Annual Report 2019

LIQUIDITY RISK MANAGEMENT PROGRAM (“LRMP”)

(unaudited)

Per initial requirements for SEC Rule 22e-4, TAM established a LRMP in 2018. The Board appointed TAM as the LRMP Administrator in September 2018, and approved the LRMP in March of 2019. In advance of the final compliance date of June 1, 2019, TAM successfully completed the liquidity rule implementation. All Funds were on-boarded to the State Street Global Exchange (SSGX) truView system (a third-party liquidity bucketing tool) at the end of December 2018. TAM currently has policies and procedures established for the day to day monitoring of liquidity risk, and continues to test and improve these policies and procedures as may be required.

Transamerica ETF Trust	Annual Report 2019

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica ETF Trust’s proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-316-8077 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-888-316-8077; and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

You may also visit the Trust’s website at www.deltashares.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we send shareholders informative materials such as the Transamerica ETF Trust’s Annual Report, the Transamerica ETF Trust’s Prospectus, and other required documents that keep you informed regarding your Funds. The Trust will only send one piece per mailing address, a method that saves your Funds’ money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-316-8077, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Premium/Discount Information

Information about differences between the per share net asset value of each Fund and the closing price of shares of each Fund are available, without charge, at www.deltashares.com.

Transamerica ETF Trust	Annual Report 2019

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-316-8077 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica ETF Trust	Annual Report 2019

Customer Service: 1-888-316-8077

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Foreside Fund Services, LLC

www.deltashares.com

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

The Transamerica ETF Trust is advised by Transamerica Asset Management, Inc. and distributed by Foreside Fund Services, LLC., Member of FINRA

206978 12/19

Item 2:	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(b)	The Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.

(c)	During the period covered by the report no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, the Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(e)	Not Applicable.

(f)	The Registrant has filed this code of ethics as an exhibit pursuant to Item 13(a)(1) of Form N-CSR.

Item 3:	Audit Committee Financial Experts.

The Registrant’s Board of Trustees has determined that Francis J. Enderle is an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Mr. Enderle is “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Mr. Enderle as “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon him any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon him as a member of the Registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board of Trustees.

Item 4:	Principal Accountant Fees and Services.

		Fiscal Year Ended 12/31 (in thousands)
		2019	2018
(a)	Audit Fees	$110	$86
(b)	Audit Related Fees(1)	$0	$0
(c)	Tax Fees(2)	$21	$22
(d)	All Other Fees(3)	$0	$0

(1)

Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the funds comprising the Registrant, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(2)

Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of the distributions for excise tax purposes, fiscal year end taxable income calculations and certain fiscal year end shareholder reporting items on behalf of the funds comprising the Registrant.

(3)	All Other Fees represent service fees for analysis of potential Passive Foreign Investment Company holdings.

(e)(1)

Audit Committee Pre-Approval Policies and Procedures. Generally, the Registrant’s Audit Committee must preapprove (i) all audit and non-audit services performed for the Registrant by the independent accountant and (ii) all non-audit services performed by the Registrant’s independent accountant for the Registrant’s investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the Registrant, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Registrant.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

In accordance with the Procedures, the annual audit services engagement terms and fees for the Registrant will be subject to the preapproval of the Audit Committee. In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant preapproval for other audit services, which are those services that only the independent accountant reasonably can provide.

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent accountant and the Registrant’s treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commissions’ rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Procedure of which it becomes aware.

(e)(2)

The percentage of services described in paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X for fiscal years ended 2019 and 2018 was zero.

(f)	Not Applicable.

(g)	Not Applicable.

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintain the principal accountant’s independence.

Item 5:	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934 comprised of the following individuals: James S. Parson and Francis J. Enderle.

Item 6:	Schedule of Investments.

(a)	The schedules of investments are included in the Annual Report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable

Item 10:	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11:	Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer evaluated the effectiveness of the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are appropriately designed to ensure that information required to be disclosed by the Registrant in the reports that it files on Form N-CSR (a) is accumulated and communicated to Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

The Registrant’s principal executive officer and principal financial officer are aware of no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable

Item 13:	Exhibits.

(a)(1)	The Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(a)(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(a)(3)	Not Applicable.

(a)(4)	Not applicable.

(b)

A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica ETF Trust
(Registrant)

By:	/s/ Marijn P. Smit
Marijn P. Smit
President and Chief Executive Officer
(Principal Executive Officer)

Date: March 5, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Marijn P. Smit
Marijn P. Smit
President and Chief Executive Officer
(Principal Executive Officer)

Date: March 5, 2020

By:	/s/ Vincent J. Toner
Vincent J. Toner
Vice President and Treasurer
(Principal Financial Officer)

Date: March 5, 2020

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

13(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers

13(a)(2)	Section 302 N-CSR Certification of Principal Executive Officer and Principal Financial Officer

13(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer